As filed with the Securities and Exchange Commission on March 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09303 & 811-09923
Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

(Exact name of registrant as specified in charter)
555 Taxter Road, Suite 175
Elmsford, NY 10523

(Address of principal executive offices) (Zip code)
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

(Name and address of agent for service)
(800) 930-3828

Registrant’s telephone number, including area code
Date of fiscal year end: December 31, 2009
Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

December 31, 2009 www.kineticsfunds.com

Annual Report

The Internet Fund
 The Global Fund
 The Paradigm Fund
 The Medical Fund
 The Small Cap Opportunities Fund
 The Kinetics Government Money Market Fund
 The Market Opportunities Fund
 The Water Infrastructure Fund
 The Multi-Disciplinary Fund

Each a series of Kinetics Mutual Funds, Inc.

(Kinetics Mutual Funds, Inc. Logo)

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2009

KINETICS MUTUAL FUNDS, INC.
Shareholders’ Letter

Dear Fellow Shareholders:

We are pleased to present the Kinetics Mutual Funds’ Annual Report for the period ending December 31, 2009. On balance, the Kinetics Family of Mutual Funds had solid investment results for 2009, with gains of 41.02% for The Paradigm Fund, 58.16% for the Small-Cap Opportunities Fund, 50.21% for the Market Opportunities Funds, 48.61% for the Internet Fund, 24.47% for the Medical Fund, 16.46% for the Water Infrastructure Fund, 66.86% for The Global Fund, and 22.90% for the Multi-Disciplinary Fund. This compares with the 2009 returns of 26.46% and 43.89% for the S&P 500 Index(1) and for the NASDAQ Composite Index(2), respectively. The comparison of our funds to these two indices is merely for illustrative purposes and is not an indication that we are trying to replicate or exceed the performance of a certain index during a discrete short timeframe. Our investment goal is to provide you with very satisfactory investment results, without particular concern as to how an index is positioned in relationship to our funds. We encourage you to use whatever index you feel appropriate for your own comparison purposes.

We have always maintained that our long-term investment results will be driven by the underlying business operations of the companies we own. In this regard, nothing has changed. As global investors continue to re-assess risk, those companies that have rebounded the most in price have been those which performed well operationally throughout the crisis. We still believe our Funds offer noteworthy value for long-term investors, as we believe the price recovery for our holdings is still in the earlier stages. Markets will have down periods, sometimes extreme, such as seen during 2008, but if your focus is upon the business fundamentals, you should, and hopefully will, in the longer term, be rewarded for your steadfastness.

We continue to inform our shareholders through our website, www.kineticsfunds.com. This website provides a broad array of information, including recent portfolio holdings, quarterly investment commentaries, newsflashes, recent performance data, and online access to account information.

Kinetics offers the following funds to investors:

The Paradigm Fund focuses on companies that currently have, or which should soon have, sustainable high returns on equity. The

Fund has produced attractive returns over the last 10 years in an environment that should be described as difficult for equity investors. The Paradigm Fund is Kinetics’ flagship fund. We have recently registered a new fund, The Tactical Paradigm Fund, which, like the Paradigm Fund, will invest in the Paradigm Portfolio, but will attempt to use options and futures to mitigate risk. This new fund has not yet commenced operations. For those interested in potentially controlling volatility, we encourage you to examine this new fund, as well as our Multi-Disciplinary Fund listed below.

The Tactical Paradigm Fund, when it commences operations will seek to provide long-term growth of capital by generally investing all of its assets in the Paradigm Portfolio, while also dynamically hedging market risk with futures, options and short sales of ETFs. The Tactical Paradigm Fund may also purchase or write options in combination with each other to adjust market risk and return of its overall investment positions. Broadmark Asset Management, LLC, serves as the sub-adviser for the hedged portion of the Fund.

The Small Cap Opportunities Fund focuses on undervalued and special situation small capitalization equities that have the potential for rewarding long-term investment results.

The Medical Fund is a sector fund, offering an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies. As a sector fund, The Medical Fund is likely to have heightened volatility.

The Internet Fund is a sector fund that focuses on companies engaged in the evolution of Internet-related developments. As such, this Fund has been, and is likely to continue to be, quite volatile. The Internet Fund is not designed to be a major component of one’s equity exposure. In some cases, we view this Fund’s holdings as publicly traded venture capital and are quite aware that many of these investments will not fulfill their promise. However, we hope and expect that, over time, some small percentage will develop into excellent investments, allowing the Fund to produce overall attractive, albeit, lumpy returns.

The Global Fund’s mandate was changed in early April 2008 to an emphasis on international investments, with particular attention to China and other Asian markets. We believe that emerging markets may offer better growth rates, and potentially better returns, for the coming decade in comparison to more established markets, such as those of the United States and Europe.

The Market Opportunities Fund focuses on those companies that benefit from increasing transactional volume or throughput, such as publicly-traded exchanges, or that act as facilitators, such as gaming companies, airports and publicly-traded toll roads.

The Water Infrastructure Fund is a sector fund that invests in global companies engaged in water infrastructure and water-specific natural resources, as well as related activities. This Fund is sub-advised by Brennan Investment Partners, LLC.

The Multi-Disciplinary Fund is a fund that seeks to utilize stock options and fixed-income investments in order to provide investors with equity-like returns, but with more muted volatility. At times, the options strategies of the Fund may cause the manager to purchase equity securities.

The Kinetics Government Money Market Fund is a short-term investment vehicle that provides a useful service for those participating in our equity product offerings.

Peter B. Doyle
President
Kinetics Mutual Funds, Inc.

(1)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

(2)	The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary

Dear Fellow Shareholders,

For the first several months of 2009, the global equity markets were essentially in free fall. It was commonly believed that the demise of the global banking system was imminent, that the U.S. Government was going to nationalize its largest banks, and that the residential sub-prime mortgage crisis was but a small prelude to a larger commercial real estate crisis, as well as a credit card crisis. Furthermore, the financial system was going to de-lever in a way that was likely to place downward pressure on security prices ad infinitum. Then something happened. The stock market started to rebound, and the rebound strengthened until year-end. The real economy then followed. At the height of the crisis, it was our belief that the world’s central banks’ liquidity responses would lessen the selling pressure in equities and that business fundamentals would ultimately start to drive stock performance, as occurs under most circumstances. We felt confident that our holdings would bounce back quite strongly. This is what happened, to a large extent, across all of our funds. While we have not recouped the entire decline of 2008, we hope and believe that with time we will.

While much of the equity selling was related to institutional liquidity needs, there were also a fair amount of individuals who sold out of fear. If you are an equity investor and you cannot tolerate or afford to have your account fluctuate by more than $1,000 in value, then it is probably best to have only a maximum exposure of $1,500 to $2,000 in a diversified basket of stocks. You can scale this up or down based on your financial condition. The surest way to limit account value fluctuation is based on the dollar amount invested. The recent crisis taught that many individuals were over-exposed to stocks. Unfortunately, this led to forced selling and a permanent erosion of capital for investors. It is our goal to help you accumulate wealth. In order for us to do that effectively, all parties concerned must have similar time horizons. A minimum time horizon of three years should be the benchmark. We would much rather have less of your assets than see you forced out of equities at the exact moment when you should be investing.

While there is no question that the financial crisis and the subsequent economic fallout have done lasting damage to certain businesses, particularly those that required significant leverage to achieve adequate returns, many businesses have not experienced any meaningful diminution in the demand for their goods and services. In their recently published book, “This Time It’s Different,” Professors Carmen Reinhart and Kenneth Rogoff investigate 800 hundred years of financial crises. “If there is one common theme to the vast range of crises, it is that excessive debt accumulation whether it be by governments, banks, corporations, or consumers, often poses greater systemic risks than it seems during a boom.” This was certainly true of the recent crisis. The potential good news: based on their historical studies, recessions caused by financial crises typically last an average of 1.7 years, and stocks take between two and three years to reach their previous levels. These parameters are quite consistent with the current economic recovery and the stocks’ performance over the last 10 months. Of course there can be no guarantees; however, we would not be surprised if current events evolved in accordance with historical averages.

Interest rates are to financial assets what gravity is to the physical world, with low interest rates being a boon for financial assets. Typically, price-earnings multiples expand in a low interest rate environment, as investors switch out of risk-free assets, which offer a very low return. The debt burden of this country, including Federal Government debt, municipal debt, consumer installment debt, mortgages, corporate debt, excluding financial companies, and Governmental Agency debt, is over $40 trillion dollars. This staggering debt figure has significant implications for investors in financial assets.

A one percent rise in the cost of the servicing of this debt would shift $400 billion annually from the borrowers to the lenders. Since our Federal Government, along with state governments and municipalities, is a big borrower, a rise in interest rates is not something desirable. Historically, governments have inflated their way out of excessive debt, but given that longer term rates are set in the market, not by the Federal Reserve, which controls short-term rates, market participants would react very quickly to such a plan, choking off economic activity. Thus, we believe that it is quite likely that low interest rates will remain with us longer than is commonly expected. Stocks with good earnings growth rates should do extremely well in this type of environment.

Anyone who has ever read our commentaries or has listened to us over the years knows that our model of investing has a strong resemblance to that of Warren Buffett. We focus upon the underlying business returns; we try not to let emotions cloud our judgment; we own companies, in most circumstances, with very long product lifecycles; we usually avoid companies with substantial leverage; and we try to exercise patience. This strategy is to us the most straightforward and reasonable if your goal is the accumulation of wealth. The financial crisis has not invalidated this style of investing, which, in the fullness of time, we expect will demonstrate its true merits.

When recently reading Andrew Carnegie’s autobiography, I came across this passage: “Nothing tells in the long run like good judgment, and no sound judgment can remain with the man whose mind is disturbed by the mercurial changes of the Stock Exchange. It places him under an influence akin to intoxication. What is not, he sees, and what he sees, is not. He cannot judge of relative values or get the true perspective of things. The molehill seems to him a mountain and the mountain a molehill, and he jumps at conclusions which he should arrive at by reason. His mind is upon the stock quotations and not upon the points that require calm thought. Speculation is a parasite feeding upon values, creating none.”

Our minds are focused upon tranquil thoughts. Moreover, we ardently aspire to assist you in your accumulation of wealth. We ask nothing of you other than the use of an appropriate fraction of your assets and sufficient time so we can effectively do our work on your behalf.

The following discussion includes the factors that materially affected each Fund’s performance:

Small Cap
The performance of the Small Cap Opportunities Fund was largely a result of holdings in financial companies, industrial companies and consumer-related companies, most of which saw their share prices rise as the financial crisis abated and as investors began to anticipate an economic recovery.

Market Opportunities
The Market Opportunities Fund benefitted from wide exposure to the financial sector, which saw share prices increase as the financial crisis abated, producing more normal market environments. Investments in companies such as securities exchanges, banks, insurance companies and asset managers were also significant contributors to performance.

Internet
The Internet Fund’s performance resulted from holdings of media related companies, whose products and services are relatively recession resistant, and technology and information related businesses and other areas that were not affected by the financial crisis. We continue to believe that these companies are exposed to secular trends that will continue for some time.

Global
The Global Fund benefitted from a recovery in equity markets, particularly in the Hong Kong-traded shares of mainland Chinese companies, and in India, as both countries saw strong economic recoveries. Holdings of financial companies, consumer related companies and infrastructure related businesses also contributed to the performance.

Paradigm
The largest contributors to the Paradigm Fund’s performance were diversified financial companies and energy companies. Companies with operations in mainland China were also significant contributors to the Fund’s performance during 2009.

Multi-Disciplinary
The largest contributors to the Multi-Disciplinary Fund’s performance were from both accrued interest on debt positions, and expired options in financial companies and energy companies.

Medical
The performance of the Medical Fund resulted from investments in discounted pharmaceutical and bio-tech companies. In addition to appreciation, many of these companies paid handsome dividends throughout the credit crisis, and several bio-tech positions were revalued dramatically to the upside due to acquisition.

Water
The Water Fund’s performance benefitted from a recovery in the water industrials and a core concentration in global water utilities. The Fund did hold considerable cash throughout the first three quarters of 2009 due to inconsistent spending patterns brought on by the housing market, a slowdown in the municipal bond market and the U.S. stimulus package.

We thank you for your confidence.

Peter B. Doyle
Chief Investment Strategist

Disclosure
This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment program, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.

Mutual Fund investing involves risk. Principal loss is possible. Because the Funds [other than The Global Fund, The Paradigm Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Kinetics Government Money Market Fund and The Multi-Disciplinary Fund] invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet and biotechnology stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries and have experienced extreme price and volume fluctuations. International investing [for The Global Fund, The Water Infrastructure Fund, The Paradigm Fund, The Market Opportunities Fund, The Small Cap Opportunities Fund and The Internet Fund] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share price for these Funds is expected to be more volatile than that of a U.S.-only fund. Past performance is no guarantee of future performance.

Because smaller companies [for The Global Fund, The Small Cap Opportunities Fund and the Water Infrastructure Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.

Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for the Multi-Disciplinary Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the Funds in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.

As non-diversified [other than The Kinetics Government Money Market Fund] Funds, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies.

An investment in the Kinetics Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of Kinetics Portfolios Trust.

The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The Nasdaq Composite (NASDAQ) and the Standard & Poor’s 500 Index (S&P 500) each represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Distributor:  Kinetics Funds Distributor, Inc. is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor, Inc. is an affiliate of Kinetics Asset Management, Inc., Investment Adviser to Kinetics Mutual Funds, Inc.

For more information, log onto www.kineticsfunds.com.

January 1, 2010 — Kinetics Asset Management, Inc.

How a $10,000 Investment Has Grown:

The charts show the growth of a $10,000 investment in the Feeder Funds as compared to the performance of two representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.

S&P 500 Index — The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500 may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

NASDAQ Composite Index — The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

MSCI EAFE Index — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE is unmanaged and includes the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the MSCI EAFE may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

CBOE S&P 500 BuyWrite Index (BXM) — The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The securities that comprise the CBOE S&P 500 BuyWrite Index may differ substantially from the securities in the Multi-Disciplinary Fund’s portfolio. It is not possible to directly invest in an index.

S&P Global Water Index — The S&P Global Water Index is comprised of fifty of the largest publicly traded companies in water-related businesses that meet specific investability requirements. The index is designed to provide liquid exposure to the leading publicly listed companies in the global water industry, from both developed markets and emerging markets. The securities that comprise the S&P Global Water Index may differ substantially from the securities in the Water Infrastructure Fund’s portfolio. It is not possible to directly invest in an index.

The Internet Fund
December 31, 1999 — December 31, 2009

	Ended 12/31/2009
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite

One Year	48.61%	48.23%	39.71%	47.51%	26.46%	43.89%

Five Years	4.51%	4.46%	3.24%	N/A	0.42%	0.85%

Ten Years	−4.28%	N/A	N/A	N/A	−0.95%	−5.67%

Since Inception No Load Class (10/21/96)	15.14%	N/A	N/A	N/A	5.30%	4.71%

Since Inception Advisor Class A (4/26/01)	N/A	3.36%	2.65%	N/A	0.73%	1.26%

Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	1.73%	−6.80%	−3.27%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 1999 — December 31, 2009

	Ended 12/31/2009
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite	MSCI EAFE

One Year	66.86%	67.11%	57.75%	65.08%	26.46%	43.89%	31.78%

Five Years	0.57%	N/A	N/A	N/A	0.42%	0.85%	3.54%

Ten Years	−7.09%	N/A	N/A	N/A	−0.95%	−5.67%	1.17%

Since Inception No Load Class (12/31/99)	−7.09%	N/A	N/A	N/A	−0.95%	−5.67%	1.17%

Since Inception Advisor Class A (5/19/08)	N/A	−7.35%	−10.70%	N/A	11.97%	−6.18%	−16.28%

Since Inception Advisor Class C (5/19/08)	N/A	N/A	N/A	−8.07%	−11.97%	−6.18%	−16.28%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 1999 — December 31, 2009

	Ended 12/31/2009
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite	MSCI EAFE

One Year	41.02%	40.64%	32.59%	39.97%	41.31%	26.46%	43.89%	31.78%

Five Years	3.49%	3.17%	1.95%	2.65%	N/A	0.42%	0.85%	3.54%

Ten years	7.94%	N/A	N/A	N/A	N/A	−0.95%	−5.67%	1.17%

Since Inception No Load Class (12/31/99)	7.94%	N/A	N/A	N/A	N/A	−0.95%	−5.67%	1.17%

Since Inception Advisor Class A (4/26/01)	N/A	8.37%	7.63%	N/A	N/A	0.73%	1.26%	4.19%

Since Inception Advisor Class C (6/28/02)	N/A	N/A	N/A	8.89%	N/A	3.63%	6.02%	7.27%

Since Inception Institutional Class (5/27/05)	N/A	N/A	N/A	N/A	3.21%	0.53%	1.96%	4.28%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Medical Fund
September 30, 1999 — December 31, 2009

	Ended 12/31/2009
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite

One Year	24.47%	24.17%	17.02%	23.50%	26.46%	43.89%

Five Years	5.45%	5.22%	3.98%	N/A	0.42%	0.85%

Ten Years	5.12%	N/A	N/A	N/A	−0.95%	−5	.67%

Since Inception No Load Class (9/30/99)	8.00%	N/A	N/A	N/A	0.42%	−1	.84%

Since Inception Advisor Class A (4/26/01)	N/A	1.88%	1.19%	N/A	0.73%	1.26%

Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	2.36%	−6.80%	−3	.27%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
March 20, 2000 — December 31, 2009

	Ended 12/31/2009
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite	MSCI EAFE

One Year	58.16%	57.80%	48.77%	56.97%	58.45%	26.46%	43.89%	31.78%

Five Years	2.98%	2.71%	1.49%	N/A	N/A	0.42%	0.85%	3.54%

Since Inception No Load Class (3/20/00)	8.73%	N/A	N/A	N/A	N/A	−0.91%	−6.99%	1.34%

Since Inception Advisor Class A (12/31/01)	N/A	5.50%	4.73%	N/A	N/A	1.60%	1.91%	6.59%

Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	−10.48%	N/A	−6.80%	−3.27%	−7.66%

Since Inception Institutional Class (8/12/05)	N/A	N/A	N/A	N/A	1.41%	−0.12%	1.16%	2.65%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Market Opportunities Fund
January 31, 2006 — December 31, 2009

	Ended 12/31/2009
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite	MSCI EAFE

One Year	50.21%	49.66%	41.06%	49.17%	50.70%	26.46%	43.89%	31.78%

Since Inception No Load Class (1/31/06)	2.44%	N/A	N/A	N/A	N/A	−1.35%	−0.41%	−0.32%

Since Inception Advisor Class A (1/31/06)	N/A	2.16%	0.63%	N/A	N/A	−1.35%	−0.41%	−0.32%

Since Inception Advisor Class C (2/16/07)	N/A	N/A	N/A	−6.48%	N/A	−6.80%	−3.27%	−7.66%

Since Inception Institutional Class (5/19/08)	N/A	N/A	N/A	N/A	−12.73%	−11.97%	−6.18%	−16.28%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Water Infrastructure Fund
June 29, 2007 — December 31, 2009

	Ended 12/31/2009
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ	S&P Global
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite	Water Index

One Year	16.46%	16.21%	9.57%	15.52%	16.94%	26.46%	43.89%	32.67%

Since Inception No Load Class (6/29/07)	−4.35%	N/A	N/A	N/A	N/A	−9.17%	−5.33%	−7	.20%

Since Inception Advisor Class A (6/29/07)	N/A	−4.57%	−6.80%	N/A	N/A	−9.17%	−5.33%	−7	.20%

Since Inception Advisor Class C (6/29/07)	N/A	N/A	N/A	−5.09%	N/A	−9.17%	−5.33%	−7	.20%

Since Inception Institutional Class (6/29/07)	N/A	N/A	N/A	N/A	−4.09%	−9.17%	−5.33%	−7	.20%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Multi-Disciplinary Fund
February 11, 2008 — December 31, 2009

	Ended 12/31/2009
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	Composite	CBOE

One Year	22.90%	22.73%	15.67%	22.03%	23.25%	26.46%	43.89%	32.67%

Since Inception No Load Class (2/11/08)	0.57%	N/A	N/A	N/A	N/A	−7.01%	−1.17%	−2	.33%

Since Inception Advisor Class A (2/11/08)	N/A	0.35%	−2.75%	N/A	N/A	−7.01%	−1.17%	−2	.33%

Since Inception Advisor Class C (2/11/08)	N/A	N/A	N/A	−0.16%	N/A	−7.01%	−1.17%	−2	.33%

Since Inception Institutional Class (2/11/08)	N/A	N/A	N/A	N/A	0.79%	−7.01%	−1.17%	−2	.33%

(1)	Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Expense Example
December 31, 2009

Shareholders incur two type of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by the Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2009 and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all of its investable assets in a corresponding Master Portfolio, a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. The Adviser for the Master Portfolios has directed a certain amount of the Master Portfolio’s trades to brokers believed to provide the best execution and, as a result, the Master Portfolios have generated direct brokerage credits to reduce certain service provider fees. Each Feeder Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

The Feeder Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between the Feeder Fund and any other series of Kinetics Mutual Funds, Inc. The Feeder Fund’s transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two series of Kinetics Mutual Funds, Inc. The Feeder Fund’s transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Feeder Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Feeder Funds to help offset transaction costs. The Feeder Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Feeder Funds or shareholders.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Expense Example — (Continued)
December 31, 2009

You may use the information provided in the first line, together with the amounts you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Feeder Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Feeder Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses one paid for the period. You may use this information to compare the ongoing costs of investing in the Feeder Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight one’s ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help one determine the relative total costs of owning different funds. In if these transactional costs were included, one’s costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Expense Example — (Continued)
December 31, 2009

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/09)	(12/31/09)	Expense Ratio	(7/1/09 to 12/31/09)
The Internet Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,254.16	1.95%	$11.08
No Load Class Actual — after expense reimbursement	$1,000.00	$1,254.16	1.89%	$10.74
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.38	1.95%	$9.91
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,253.07	2.20%	$12.49
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,253.07	2.14%	$12.15
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.12	2.20%	$11.17
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.42	2.14%	$10.87
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,249.83	2.70%	$15.31
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,249.83	2.64%	$14.97
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,011.59	2.70%	$13.69
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,011.90	2.64%	$13.39
The Global Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,196.93	4.90%	$27.13
No Load Class Actual — after expense reimbursement	$1,000.00	$1,196.93	1.39%	$7.70
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,000.51	4.90%	$24.70
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,018.20	1.39%	$7.07
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,195.08	5.15%	$28.49
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,195.08	1.64%	$9.07

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Expense Example — (Continued)
December 31, 2009

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/09)	(12/31/09)	Expense Ratio	(7/1/09 to 12/31/09)
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$999.25	5.15%	$25.95
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,192.82	5.65%	$31.22
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,192.82	2.14%	$11.83
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$996.73	5.65%	$28.43
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.42	2.14%	$10.87
The Paradigm Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,192.10	1.73%	$9.56
No Load Class Actual — after expense reimbursement	$1,000.00	$1,192.10	1.64%	$9.06
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,016.48	1.73%	$8.79
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,189.77	1.98%	$10.93
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,189.77	1.89%	$10.43
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.22	1.98%	$10.06
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,187.35	2.48%	$13.67
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,187.35	2.39%	$13.18
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,012.70	2.48%	$12.58
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.16	2.39%	$12.13

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Expense Example — (Continued)
December 31, 2009

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/09)	(12/31/09)	Expense Ratio	(7/1/09 to 12/31/09)
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,192.61	1.68%	$9.28
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,192.61	1.44%	$7.96
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,016.74	1.68%	$8.54
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.95	1.44%	$7.32
The Medical Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,123.69	2.08%	$11.13
No Load Class Actual — after expense reimbursement	$1,000.00	$1,123.69	1.39%	$7.44
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.72	2.08%	$10.56
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,018.20	1.39%	$7.07
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,121.26	2.33%	$12.46
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,121.26	1.64%	$8.77
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,013.46	2.33%	$11.82
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,118.82	2.83%	$15.11
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,118.82	2.14%	$11.43
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,010.94	2.83%	$14.34
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,014.42	2.14%	$10.87
The Small Cap Opportunities Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,188.25	1.88%	$10.37
No Load Class Actual — after expense reimbursement	$1,000.00	$1,188.25	1.64%	$9.05

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Expense Example — (Continued)
December 31, 2009

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/09)	(12/31/09)	Expense Ratio	(7/1/09 to 12/31/09)
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.73	1.88%	$9.55
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,186.71	2.13%	$11.74
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,186.71	1.89%	$10.42
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.47	2.13%	$10.82
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,183.89	2.63%	$14.48
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,183.89	2.39%	$13.16
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,011.95	2.63%	$13.34
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,189.53	1.83%	$10.10
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,189.53	1.44%	$7.95
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.98	1.83%	$9.30
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.95	1.44%	$7.32
The Kinetics Government Money Market Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,000.00	3.17%	$15.98
No Load Class Actual — after expense reimbursement	$1,000.00	$1,000.00	0.04%	$0.20
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,009.23	3.17%	$16.05
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,025.00	0.04%	$0.20

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Expense Example — (Continued)
December 31, 2009

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/09)	(12/31/09)	Expense Ratio	(7/1/09 to 12/31/09)
The Market Opportunities Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,157.47	1.89%	$10.28
No Load Class Actual — after expense reimbursement	$1,000.00	$1,157.47	1.64%	$8.92
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,154.41	2.14%	$11.62
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,154.41	1.89%	$10.26
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,014.42	2.14%	$10.87
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.68	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,151.25	2.64%	$14.31
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,151.25	2.39%	$12.96
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,011.90	2.64%	$13.39
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,140.24	1.84%	$9.93
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,140.24	1.44%	$7.77
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,015.93	1.84%	$9.35
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.95	1.44%	$7.32
The Water Infrastructure Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,094.10	2.29%	$12.09
No Load Class Actual — after expense reimbursement	$1,000.00	$1,094.10	1.64%	$8.66

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Expense Example — (Continued)
December 31, 2009

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/09)	(12/31/09)	Expense Ratio	(7/1/09 to 12/31/09)
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,013.66	2.29%	$11.62
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.94	1.64%	$8.34
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,092.94	2.54%	$13.40
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,092.94	1.89%	$9.97
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,012.40	2.54%	$12.88
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,015.66	1.89%	$9.60
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,090.11	3.04%	$16.02
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,090.11	2.39%	$12.59
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,009.88	3.04%	$16.02
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.16	2.39%	$12.13
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,096.10	2.24%	$11.83
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,096.10	1.44%	$7.61
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.95	1.44%	$7.32
The Multi-Disciplinary Fund
No Load Class Actual — before expense reimbursement	$1,000.00	$1,121.38	11.00%	$58.82
No Load Class Actual — after expense reimbursement	$1,000.00	$1,121.38	1.49%	$7.97
No Load Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$969.75	11.00%	$54.61
No Load Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,017.69	1.49%	$7.58

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Expense Example — (Continued)
December 31, 2009

	Beginning	Ending
	Account	Account		Expenses Paid
	Value	Value	Annualized	During Period*
	(7/1/09)	(12/31/09)	Expense Ratio	(7/1/09 to 12/31/09)
Advisor Class A Actual — before expense reimbursement	$1,000.00	$1,121.90	11.25%	$60.17
Advisor Class A Actual — after expense reimbursement	$1,000.00	$1,121.90	1.74%	$9.31
Advisor Class A Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$968.49	11.25%	$55.82
Advisor Class A Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,016.43	1.74%	$8.84
Advisor Class C Actual — before expense reimbursement	$1,000.00	$1,118.92	11.75%	$62.75
Advisor Class C Actual — after expense reimbursement	$1,000.00	$1,118.92	2.24%	$11.96
Advisor Class C Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$965.97	11.75%	$58.23
Advisor Class C Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Institutional Class Actual — before expense reimbursement	$1,000.00	$1,123.29	10.95%	$58.60
Institutional Class Actual — after expense reimbursement	$1,000.00	$1,123.29	1.29%	$6.90
Institutional Class Hypothetical (5% return before expenses) — before expense reimbursement	$1,000.00	$970.01	10.95%	$54.37
Institutional Class Hypothetical (5% return before expenses) — after expense reimbursement	$1,000.00	$1,018.70	1.29%	$6.56

Note:	Each Feeder Fund records its proportionate share of the respective Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions includes Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

*	Expenses are equal to the Fund’s annualized expense ratio before expense reimbursement and after expense reimbursement multiplied by the average account value over the period, multiplied by 184/365.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Assets & Liabilities
December 31, 2009

	The Internet	The Global
	Fund	Fund

ASSETS:
Investments in the Master Portfolios, at value*	$105,609,810	$4,763,296
Receivable from Adviser	—	8,941
Receivable for Master Portfolio interest sold	121,193	—
Receivable for Fund shares sold	16,402	8,586
Prepaid expenses and other assets	14,316	16,336

Total assets	105,761,721	4,797,159

LIABILITIES:
Payable for Master Portfolio interest purchased	—	8,570
Payable to Adviser	1,406	—
Payable to Directors and Officers	1,466	41
Payable for Fund shares repurchased	137,596	17
Payable for service fees	22,124	1,023
Payable for distribution fees	281	93
Accrued expenses and other liabilities	74,956	13,866

Total liabilities	237,829	23,610

Net assets	$105,523,892	$4,773,549

NET ASSETS CONSIST OF:
Paid in capital	$241,926,630	$8,397,880
Accumulated net investment loss	(912,146)	(8,321)
Accumulated net realized loss on investments, foreign currency and written option contracts	(163,959,606)	(3,936,918)
Net unrealized appreciation on:
Investments and foreign currency	28,463,611	320,908
Written option contracts	5,403	—

Net Assets	$105,523,892	$4,773,549

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$104,666,332	$4,370,098
Shares outstanding	3,404,920	1,114,306
Net asset value per share (offering and redemption price)	$30.74	$3.92

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$738,121	$367,608
Shares outstanding	24,318	93,529
Net asset value per share (redemption price)	$30.35	$3.93

Offering price per share ($30.35 divided by .9425 and $3.93 divided by .9425)	$32.20	$4.17

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$119,439	$35,843
Shares outstanding	4,014	9,179
Net asset value per share (offering and redemption price)	$29.76	$3.90

*	Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Fund’s financial statements.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Assets & Liabilities
December 31, 2009

	The Paradigm	The Medical
	Fund	Fund

ASSETS:
Investments in the Master Portfolios, at value*	$1,373,149,379	$25,927,985
Receivable from Adviser	—	14,609
Receivable for Fund shares sold	3,179,526	177,225
Prepaid expenses and other assets	38,383	12,979

Total assets	1,376,367,288	26,132,798

LIABILITIES:
Payable for Master Portfolio interest purchased	399,758	121,670
Payable to Adviser	10,912	—
Payable to Directors and Officers	21,087	358
Payable for Fund shares repurchased	2,779,768	55,555
Payable for service fees	270,453	5,456
Payable for distribution fees	189,932	1,163
Accrued expenses and other liabilities	361,493	21,614

Total liabilities	4,033,403	205,816

Net assets	$1,372,333,885	$25,926,982

NET ASSETS CONSIST OF:
Paid in capital	$2,280,509,827	$27,049,983
Accumulated net investment income	2,487,370	29,613
Accumulated net realized loss on investments, foreign currency and written option contracts	(914,239,078)	(458,870)
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	3,575,766	(693,744)

Net Assets	$1,372,333,885	$25,926,982

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$825,278,442	$21,126,348
Shares outstanding	40,898,960	1,125,353
Net asset value per share (offering and redemption price)	$20.18	$18.77

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$252,105,530	$4,346,905
Shares outstanding	12,684,526	236,765
Net asset value per share (redemption price)	$19.88	$18.36

Offering price per share ($19.88 divided by .9425 and 18.36 divided by .9425)	$21.09	$19.48

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$169,578,363	$453,729
Shares outstanding	8,773,463	24,840
Net asset value per share (offering and redemption price)	$19.33	$18.27

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net assets	$125,371,550
Shares outstanding	6,227,453
Net asset value per share (offering and redemption price)	$20.13

*	Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Fund’s financial statements.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Assets & Liabilities
December 31, 2009

		The Kinetics
	The Small Cap	Government
	Opportunities	Money Market
	Fund	Fund

ASSETS:
Investments in the Master Portfolios, at value*	$199,761,644	$1,644,431
Receivable from Adviser	13,798	4,357
Receivable for Master Portfolio interest sold	644,802	—
Receivable for Fund shares sold	126,806	—
Prepaid expenses and other assets	22,435	10,881

Total assets	200,569,485	1,659,669

LIABILITIES:
Payable to Directors and Officers	3,314	18
Payable for Fund shares repurchased	771,608	—
Payable for service fees	38,839	343
Payable for distribution fees	6,209	—
Accrued expenses and other liabilities	106,263	7,931

Total liabilities	926,233	8,292

Net assets	$199,643,252	$1,651,377

NET ASSETS CONSIST OF:
Paid in capital	$376,046,715	$1,651,460
Accumulated net investment income	870,062	—
Accumulated net realized loss on investments, foreign currency and written option contracts	(187,377,385)	(83)
Net unrealized appreciation on:
Investments and foreign currency	10,103,860	—

Net Assets	$199,643,252	$1,651,377

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$161,204,946	$1,651,377
Shares outstanding	7,738,819	1,651,377
Net asset value per share (offering and redemption price)	$20.83	$1.00

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$14,244,324
Shares outstanding	693,753
Net asset value per share (redemption price)	$20.53

Offering price per share ($20.53 divided by .9425)	$21.78

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$4,445,392
Shares outstanding	219,195
Net asset value per share (offering and redemption price)	$20.28

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net assets	$19,748,590
Shares outstanding	944,745
Net asset value per share (offering and redemption price)	$20.90

*	Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Fund’s financial statements.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Assets & Liabilities
December 31, 2009

	The Market	The Water
	Opportunities	Infrastructure
	Fund	Fund

ASSETS:
Investments in the Master Portfolios, at value*	$66,109,900	$23,117,750
Receivable from Adviser	15,711	14,835
Receivable for Fund shares sold	66,217	329,217
Prepaid expenses and other assets	26,431	14,071

Total assets	66,218,259	23,475,873

LIABILITIES:
Payable for Master Portfolio interest purchased	317	273,478
Payable to Directors and Officers	982	283
Payable for Fund shares repurchased	65,900	55,739
Payable for service fees	13,970	4,222
Payable for distribution fees	7,670	2,943
Accrued expenses and other liabilities	29,852	18,859

Total liabilities	118,691	355,524

Net assets	$66,099,568	$23,120,349

NET ASSETS CONSIST OF:
Paid in capital	$98,957,454	$29,737,309
Accumulated net investment income	57,267	3,244
Accumulated net realized loss on investments, foreign currency, options and written option contracts	(33,980,758)	(6,998,191)
Net unrealized appreciation on:
Investments and foreign currency	1,027,783	377,987
Written option contracts	37,822	—

Net Assets	$66,099,568	$23,120,349

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$41,255,426	$7,175,586
Shares outstanding	3,807,507	810,149
Net asset value per share (offering and redemption price)	$10.84	$8.86

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$18,770,064	$10,339,555
Shares outstanding	1,737,243	1,172,600
Net asset value per share (redemption price)	$10.80	$8.82

Offering price per share ($10.80 divided by .9425 and $8.82 divided by .9425)	$11.46	$9.36

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$6,054,985	$2,699,788
Shares outstanding	566,231	309,891
Net asset value per share (offering and redemption price)	$10.69	$8.71

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net assets	$19,093	$2,905,420
Shares outstanding	1,758	326,547
Net asset value per share (offering and redemption price)	$10.86	$8.90

*	Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Fund’s financial statements.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Assets & Liabilities
December 31, 2009

The Multi-
Disciplinary
Fund

ASSETS:
Investments in the Master Portfolios, at value*	$1,226,993
Receivable from Adviser	9,569
Prepaid expenses and other assets	26,239

Total assets	1,262,801

LIABILITIES:
Payable to Directors and Officers	8
Payable for service fees	230
Payable for distribution fees	85
Accrued expenses and other liabilities	14,988

Total liabilities	15,311

Net assets	$1,247,490

NET ASSETS CONSIST OF:
Paid in capital	$1,146,799
Accumulated net investment income	705
Accumulated net realized gain on investments and written option contracts	15,899
Net unrealized appreciation on:
Investments	33,679
Written option contracts	50,408

Net Assets	$1,247,490

CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net assets	$938,039
Shares outstanding	95,117
Net asset value per share (offering and redemption price)	$9.86

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net assets	$102,970
Shares outstanding	10,456
Net asset value per share (redemption price)	$9.85

Offering price per share ($9.85 divided by .9425)	$10.45

CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net assets	$104,975
Shares outstanding	10,711
Net asset value per share (offering and redemption price)	$9.80

CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net assets	$101,506
Shares outstanding	10,262
Net asset value per share (offering and redemption price)	$9.89

*	Each Feeder Fund invests its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Fund’s financial statements.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Operations
For the Year Ended December 31, 2009

	The Internet	The Global
	Fund	Fund

INVESTMENT INCOME ALLOCATED FROM MASTER
PORTFOLIOS:
Dividends†	$628,830	$66,934
Interest	417,736	299
Income from securities lending	133,745	1,072
Expenses only from Master Portfolio	(1,213,369)	(92,765)

Net investment loss from Master Portfolio	(33,058)	(24,460)

EXPENSES:
Distribution fees — Advisor Class A	1,133	390
Distribution fees — Advisor Class C	780	142
Shareholder servicing fees — Advisor Class A	1,133	390
Shareholder servicing fees — Advisor Class C	260	47
Shareholder servicing fees — No Load Class	219,580	7,893
Transfer Agent fees and expenses	140,805	18,885
Reports to shareholders	55,754	2,799
Administration fees	33,052	1,213
Professional fees	20,100	7,072
Directors’ and Officers’ fees and expenses	6,529	220
Registration fees	43,649	45,435
Fund accounting fees	3,704	176
Other expenses	8,508	336

Total expenses	534,987	84,998
Less, expense reimbursement	(75,887)	(130,914)

Net expenses	459,100	(45,916)

Net investment income (loss)	(492,158)	21,456

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	3,597,660	(418,155)
Net change in unrealized appreciation of:
Investments and foreign currency	31,629,895	1,899,110
Written option contracts	459,289	—

Net gain on investments	35,686,844	1,480,955

Net increase in net assets resulting from operations	$35,194,686	$1,502,411

† Net of Foreign Taxes Withheld of:	$28,720	$4,261

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Operations
For the Year Ended December 31, 2009

	The Paradigm	The Medical
	Fund	Fund

INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$24,205,787	$420,603
Interest	3,477,551	1,155
Other income	231,158	103,156
Income from securities lending	4,217,659	13,174
Expenses allocated from Master Portfolio	(17,455,729)	(298,574)

Net investment income from Master Portfolio	14,676,426	239,514

EXPENSES:
Distribution fees — Advisor Class A	594,084	8,481
Distribution fees — Advisor Class C	1,148,858	3,291
Shareholder servicing fees — Advisor Class A	594,084	8,481
Shareholder servicing fees — Advisor Class C	382,953	1,097
Shareholder servicing fees — No Load Class	1,912,548	42,894
Shareholder servicing fees — Institutional Class	245,726	—
Transfer Agent fees and expenses	536,519	25,607
Reports to shareholders	92,241	7,639
Administration fees	436,385	7,446
Professional fees	49,321	13,077
Directors’ and Officers’ fees and expenses	80,093	1,647
Registration fees	112,755	40,801
Fund accounting fees	64,264	1,048
Other expenses	101,109	2,428

Total expenses	6,350,940	163,937
Less, expense waiver for Institutional Class service fees	(184,295)	—
Less, expense reimbursement	(1,154,490)	(158,994)

Net expenses	5,012,155	4,943

Net investment income	9,664,271	234,571

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	(281,292,053)	(171,671)
Written option contracts expired or closed	—	19,458
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	685,169,758	4,244,154
Written option contracts	—	(18,418)

Net gain on investments	403,877,705	4,073,523

Net increase in net assets resulting from operations	$413,541,976	$4,308,094

† Net of Foreign Taxes Withheld of:	$1,262,415	$19,117

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Operations
For the Year Ended December 31, 2009

		The Kinetics
	The Small Cap	Government
	Opportunities	Money Market
	Fund	Fund

INVESTMENT INCOME ALLOCATED FROM MASTER
PORTFOLIOS:
Dividends†	$2,675,328	$—
Interest	96,978	1,268
Income from securities lending	134,281	—
Expenses only from Master Portfolio	(3,004,286)	(21,528)

Net investment loss from Master Portfolio	(97,699)	(20,260)

EXPENSES:
Distribution fees — Advisor Class A	31,360	—
Distribution fees — Advisor Class C	25,397	—
Shareholder servicing fees — Advisor Class A	31,360	—
Shareholder servicing fees — Advisor Class C	8,466	—
Shareholder servicing fees — No Load Class	355,359	5,321
Shareholder servicing fees — Institutional Class	106,584	—
Transfer Agent fees and expenses	92,191	5,393
Reports to shareholders	87,361	5,104
Administration fees	78,217	762
Professional fees	24,740	5,275
Directors’ and Officers’ fees and expenses	14,063	180
Registration fees	67,344	20,040
Fund accounting fees	10,507	109
Other expenses	14,174	966

Total expenses	947,123	43,150
Less, expense waiver for Institutional Class service fees	(79,938)	—
Less, expense reimbursement	(454,896)	(63,410)

Net expenses	412,289	(20,260)

Net investment loss	(509,988)	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized loss on:
Investments and foreign currency	(45,656,563)	—
Net change in unrealized appreciation of:
Investments and foreign currency	143,851,148	—
Written option contracts	1,310	—

Net gain on investments	98,195,895	—

Net increase in net assets resulting from operations	$97,685,907	$—

† Net of Foreign Taxes Withheld of:	$90,034	$—

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Operations
For the Year Ended December 31, 2009

	The Market	The Water
	Opportunities	Infrastructure
	Fund	Fund

INVESTMENT INCOME ALLOCATED FROM MASTER
PORTFOLIOS:
Dividends†	$894,420	$346,776
Interest	4,167	3,630
Income from securities lending	98,138	10,471
Expenses only from Master Portfolio	(843,738)	(253,722)

Net investment income from Master Portfolio	152,987	107,155

EXPENSES:
Distribution fees — Advisor Class A	45,935	18,690
Distribution fees — Advisor Class C	39,077	15,970
Shareholder servicing fees — Advisor Class A	45,935	18,690
Shareholder servicing fees — Advisor Class C	13,026	5,323
Shareholder servicing fees — No Load Class	89,460	17,086
Shareholder servicing fees — Institutional Class	14	1,455
Transfer Agent fees and expenses	36,984	23,176
Reports to shareholders	10,715	8,312
Administration fees	21,588	5,859
Professional fees	15,849	12,699
Directors’ and Officers’ fees and expenses	4,149	1,415
Registration fees	52,714	54,310
Fund accounting fees	3,034	772
Other expenses	6,146	1,724

Total expenses	384,626	185,481
Less, expense waiver for Institutional Class service fees	(10)	(1,091)
Less, expense reimbursement	(169,602)	(123,364)

Net expenses	215,014	61,026

Net investment income (loss)	(62,027)	46,129

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized loss on:
Investments and foreign currency	(7,399,154)	(1,419,347)
Net change in unrealized appreciation of:
Investments and foreign currency	29,812,832	3,683,013
Written option contracts	264,761	—

Net gain on investments	22,678,439	2,263,666

Net increase in net assets resulting from operations	$22,616,412	$2,309,795

† Net of Foreign Taxes Withheld of:	$38,811	$26,735

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statement of Operations
For the Year Ended December 31, 2009

The Multi-
Disciplinary
Fund

INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Interest	$20,326
Expenses only from Master Portfolio	(29,734)

Net investment loss from Master Portfolio	(9,408)

EXPENSES:
Distribution fees — Advisor Class A	228
Distribution fees — Advisor Class C	698
Shareholder servicing fees — Advisor Class A	228
Shareholder servicing fees — Advisor Class C	233
Shareholder servicing fees — No Load Class	1,417
Shareholder servicing fees — Institutional Class	179
Transfer Agent fees and expenses	20,125
Reports to shareholders	768
Administration fees	1,305
Professional fees	9,654
Directors’ and Officers’ fees and expenses	50
Registration fees	46,108
Fund accounting fees	46
Other expenses	353

Total expenses	81,392
Less, expense waiver for Institutional Class service fees	(134)
Less, expense reimbursement	(97,718)

Net expenses	(16,460)

Net investment gain	7,052

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments	(17,264)
Written option contracts expired or closed	116,361
Net change in unrealized appreciation of:
Investments	34,497
Written option contracts	64,531

Net gain on investments	198,125

Net increase in net assets resulting from operations	$205,177

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

OPERATIONS:
Net investment income (loss)	$(492,158)	$1,162,085	$21,456	$52,359
Net realized gain (loss) on sale of investments, foreign currency and written option contracts expired or closed	3,597,660	1,853,798	(418,155)	188,701
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	32,089,184	(65,383,744)	1,899,110	(2,272,129)

Net increase (decrease) in net assets resulting from operations	35,194,686	(62,367,861)	1,502,411	(2,031,069)

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(127,292)	(180,775)	(19,692)	(42,183)

Total distributions	(127,292)	(180,775)	(19,692)	(42,183)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:(1)
Net investment income	(930)	(751)	(1,275)	(2,180)

Total distributions	(930)	(751)	(1,275)	(2,180)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:(1)
Net investment income	(145)	(235)	(22)	(88)

Total distributions	(145)	(235)	(22)	(88)

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	4,869,857	6,464,409	2,868,282	1,558,631
Redemption fees	1,370	4,900	6,702	772
Proceeds from shares issued to holders in reinvestment of dividends	123,697	173,127	19,427	41,443
Cost of shares redeemed	(10,313,179)	(36,080,016)	(1,808,229)	(862,547)

Net increase (decrease) in net assets resulting from capital share transactions	(5,318,255)	(29,437,580)	1,086,182	738,299

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:(1)
Proceeds from shares sold	489,536	156,223	312,466	182,086
Redemption fees	201	20	—	—
Proceeds from shares issued to holders in reinvestment of dividends	825	615	417	2,065
Cost of shares redeemed	(225,140)	(241,742)	(101,796)	(21,680)

Net increase (decrease) in net assets resulting from capital share transactions	265,422	(84,884)	211,087	162,471

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:(1)
Proceeds from shares sold	302	44,894	21,000	10,000
Redemption fees	—	—	—	—
Proceeds from shares issued to holders in reinvestment of dividends	43	105	22	88
Cost of shares redeemed	(33,452)	(147,129)	—	—

Net increase (decrease) in net assets resulting from capital share transactions	(33,107)	(102,130)	21,022	10,088

TOTAL INCREASE (DECREASE) IN NET ASSETS:	29,980,379	(92,174,216)	2,799,713	(1,164,662)
NET ASSETS:
Beginning of year	75,543,513	167,717,729	1,973,836	3,138,498

End of year*	$105,523,892	$75,543,513	$4,773,549	$1,973,836

*Including undistributed net investment loss of:	$(912,146)	$(494,997)	$(8,321)	$(8)

(1)	Advisor Class A and Advisor Class C shares of the Global Fund commenced operations on May 19, 2008.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	175,734	208,819	878,509	372,985
Shares issued in reinvestments of dividends and distributions	4,000	8,491	4,994	17,711
Shares redeemed	(401,239)	(1,231,700)	(557,975)	(243,058)

Net increase (decrease) in shares outstanding	(221,505)	(1,014,390)	325,528	147,638

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:(1)
Shares sold	17,431	6,346	84,996	52,744
Shares issued in reinvestments of dividends and distributions	27	30	107	882
Shares redeemed	(8,671)	(8,709)	(36,346)	(8,854)

Net increase (decrease) in shares outstanding	8,787	(2,333)	48,757	44,772

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:(1)
Shares sold	12	2,063	6,943	2,193
Shares issued in reinvestments of dividends and distributions	2	5	6	37
Shares redeemed	(1,599)	(4,784)	—	—

Net increase (decrease) in shares outstanding	(1,585)	(2,716)	6,949	2,230

(1)	Advisor Class A and Advisor Class C shares of the Global Fund commenced operations on May 19, 2008.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

OPERATIONS:
Net investment income	$9,664,271	$14,464,539	$234,571	$187,354
Net realized gain (loss) on sale of investments, foreign currency and written option contracts expired or closed	(281,292,053)	(630,047,922)	(152,213)	369,226
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	685,169,758	(1,574,418,489)	4,225,736	(5,656,013)

Net increase (decrease) in net assets resulting from operations	413,541,976	(2,190,001,872)	4,308,094	(5,099,433)

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(6,864,283)	—	(175,656)	(160,902)
Net realized gains	—	(4,119,453)	(22,795)	(379,210)

Total distributions	(6,864,283)	(4,119,453)	(198,451)	(540,112)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(741,228)	—	(28,347)	(25,786)
Net realized gains	—	(1,395,788)	(4,778)	(72,741)

Total distributions	(741,228)	(1,395,788)	(33,125)	(98,527)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	—	—	(618)	(1,481)
Net realized gains	—	(850,989)	(507)	(7,780)

Total distributions	—	(850,989)	(1,125)	(9,261)

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net investment income	(1,674,477)	—	N/A	N/A
Net realized gains	—	(706,833)	N/A	N/A

Total distributions	(1,674,477)	(706,833)	N/A	N/A

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	228,538,793	777,766,342	8,877,756	12,391,571
Redemption fees	96,505	414,514	5,196	5,119
Proceeds from shares issued to holders in reinvestment of dividends	6,669,240	3,983,262	196,171	534,949
Cost of shares redeemed	(392,483,046)	(1,675,903,934)	(6,974,443)	(6,247,291)

Net increase (decrease) in net assets resulting from capital share transactions	(157,178,508)	(893,739,816)	2,104,680	6,684,348

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	52,590,755	237,905,995	2,336,497	3,411,318
Redemption fees	—	85,557	1,395	5,045
Proceeds from shares issued to holders in reinvestment of dividends	642,068	1,172,121	18,350	67,566
Cost of shares redeemed	(123,719,278)	(207,346,143)	(1,638,705)	(1,198,061)

Net increase (decrease) in net assets resulting from capital share transactions	(70,486,455)	31,817,530	717,537	2,285,868

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	15,759,105	112,960,292	354,523	501,414
Redemption fees	532	14,030	4	336
Proceeds from shares issued to holders in reinvestment of dividends	—	763,533	689	5,511
Cost of shares redeemed	(44,568,229)	(86,079,004)	(307,788)	(240,952)

Net increase (decrease) in net assets resulting from capital share transactions	(28,808,592)	27,658,851	47,428	266,309

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS :
Proceeds from shares sold	52,022,093	234,720,520	N/A	N/A
Redemption fees	2,858	27,867	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	1,564,877	624,496	N/A	N/A
Cost of shares redeemed	(95,494,884)	(517,865,576)	N/A	N/A

Net decrease in net assets resulting from capital share transactions	(41,905,056)	(282,492,693)	N/A	N/A

TOTAL INCREASE (DECREASE) IN NET ASSETS:	105,883,377	(3,313,831,063)	6,945,038	3,489,192
NET ASSETS:
Beginning of year	1,266,450,508	4,580,281,571	18,981,944	15,492,752

End of year*	$1,372,333,885	$1,266,450,508	$25,926,982	$18,981,944

*Including undistributed net investment income of:	$2,487,370	$1,990,250	$29,613	$62

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	13,500,735	30,563,817	503,291	644,585
Shares issued in reinvestments of dividends and distributions	331,473	282,239	10,374	35,404
Shares redeemed	(24,319,939)	(73,373,736)	(421,096)	(349,528)

Net increase (decrease) in shares outstanding	(10,487,731)	(42,527,680)	92,569	330,461

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	3,318,616	9,802,715	140,646	199,403
Shares issued in reinvestments of dividends and distributions	32,395	84,490	993	4,568
Shares redeemed	(8,280,037)	(10,100,248)	(102,207)	(80,265)

Net increase (decrease) in shares outstanding	(4,929,026)	(213,043)	39,432	123,706

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	1,011,821	4,474,742	22,768	27,549
Shares issued in reinvestments of dividends and distributions	—	56,496	37	374
Shares redeemed	(2,955,060)	(4,547,903)	(19,133)	(14,415)

Net increase (decrease) in shares outstanding	(1,943,239)	(16,665)	3,672	13,508

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	3,148,491	9,395,948	N/A	N/A
Shares issued in reinvestments of dividends and distributions	77,932	44,196	N/A	N/A
Shares redeemed	(5,875,213)	(26,545,295)	N/A	N/A

Net decrease in shares outstanding	(2,648,790)	(17,105,151)	N/A	N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets

			The Kinetics Government
	The Small Cap Opportunities Fund		Money Market Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

OPERATIONS:
Net investment income (loss)	$(509,988)	$1,530,590	$—	$17,670
Net realized loss on sale of investments, foreign currency and written option contracts expired or closed	(45,656,563)	(139,814,506)	—	(83)
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	143,852,458	(332,379,674)	—	—

Net increase (decrease) in net assets resulting from operations	97,685,907	(470,663,590)	—	17,587

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	—	—	—	(17,587)
Net realized gains	—	(2,580,104)	—	—

Total distributions	—	(2,580,104)	—	(17,587)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net realized gains	—	(242,741)	N/A	N/A

Total distributions	—	(242,741)	N/A	N/A

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net realized gains	—	(57,484)	N/A	N/A

Total distributions	—	(57,484)	N/A	N/A

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net realized gains	—	(1,390,250)	N/A	N/A

Total distributions	—	(1,390,250)	N/A	N/A

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	36,310,875	124,972,348	1,874,921	4,422,225
Redemption fees	8,109	67,878	—	—
Proceeds from shares issued to holders in reinvestment of dividends	—	2,547,716	—	15,599
Cost of shares redeemed	(64,086,132)	(447,983,662)	(2,911,485)	(2,939,399)

Net increase (decrease) in net assets resulting from capital share transactions	(27,767,148)	(320,395,720)	(1,036,564)	1,498,425

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	4,027,254	12,727,793	N/A	N/A
Redemption fees	472	4,012	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	—	216,516	N/A	N/A
Cost of shares redeemed	(7,399,034)	(16,402,510)	N/A	N/A

Net decrease in net assets resulting from capital share transactions	(3,371,308)	(3,454,189)	N/A	N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

			The Kinetics Government
	The Small Cap Opportunities Fund		Money Market Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	1,109,508	3,622,686	N/A	N/A
Redemption fees	101	59	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	—	28,520	N/A	N/A
Cost of shares redeemed	(1,004,506)	(2,146,275)	N/A	N/A

Net increase in net assets resulting from capital share transactions	105,103	1,504,990	N/A	N/A

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	9,645,168	33,049,688	N/A	N/A
Redemption fees	269	1,510	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	—	1,357,045	N/A	N/A
Cost of shares redeemed	(86,994,949)	(114,107,993)	N/A	N/A

Net decrease in net assets resulting from capital share transactions	(77,349,512)	(79,699,750)	N/A	N/A

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(10,696,958)	(876,978,838)	(1,036,564)	1,498,425
NET ASSETS:
Beginning of year	210,340,210	1,087,319,048	2,687,941	1,189,516

End of year*	$199,643,252	$210,340,210	$1,651,377	$2,687,941

*Including undistributed net investment income (loss) of:	$870,062	$(387,918)	$—	$83

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	2,125,038	4,796,386	1,874,921	4,422,225
Shares issued in reinvestments of dividends and distributions	—	196,884	—	15,599
Shares redeemed	(4,028,266)	(18,197,054)	(2,911,485)	(2,939,399)

Net increase (decrease) in shares outstanding	(1,903,228)	(13,203,784)	(1,036,564)	1,498,425

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	229,236	530,590	N/A	N/A
Shares issued in reinvestments of dividends and distributions	—	16,941	N/A	N/A
Shares redeemed	(464,677)	(768,900)	N/A	N/A

Net decrease in shares outstanding	(235,441)	(221,369)	N/A	N/A

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	60,451	162,488	N/A	N/A
Shares issued in reinvestments of dividends and distributions	—	2,247	N/A	N/A
Shares redeemed	(63,523)	(99,012)	N/A	N/A

Net increase (decrease) in shares outstanding	(3,072)	65,723	N/A	N/A

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	659,244	1,421,164	N/A	N/A
Shares issued in reinvestments of dividends and distributions	—	104,710	N/A	N/A
Shares redeemed	(4,901,031)	(6,261,434)	N/A	N/A

Net decrease in shares outstanding	(4,241,787)	(4,735,560)	N/A	N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets

	The Market Opportunities Fund		The Water Infrastructure Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

OPERATIONS:
Net investment income (loss)	$(62,027)	$726,380	$46,129	$187,272
Net realized loss on sale of investments, foreign currency and written option contracts expired or closed	(7,399,154)	(26,771,823)	(1,419,347)	(5,802,786)
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	30,077,593	(46,310,390)	3,683,013	(3,337,404)

Net increase (decrease) in net assets resulting from operations	22,616,412	(72,355,833)	2,309,795	(8,952,918)

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(20,768)	(285,733)	(1,817)	—

Total distributions	(20,768)	(285,733)	(1,817)	—

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(9,381)	(62,736)	—	—

Total distributions	(9,381)	(62,736)	—	—

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	(2,890)	(8,853)	—	—

Total distributions	(2,890)	(8,853)	—	—

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:(1)
Net investment income	(10)	(62)	(7,282)	—

Total distributions	(10)	(62)	(7,282)	—

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	7,876,163	44,566,651	3,525,885	27,335,651
Redemption fees	47,139	27,450	635	489
Proceeds from shares issued to holders in reinvestment of dividends	20,440	283,718	1,579	—
Cost of shares redeemed	(14,496,784)	(32,158,187)	(3,951,117)	(16,642,255)

Net increase (decrease) in net assets resulting from capital share transactions	(6,553,042)	12,719,632	(423,018)	10,693,885

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	3,438,842	19,183,719	7,953,554	7,936,561
Redemption fees	8,744	7,471	997	2,093
Proceeds from shares issued to holders in reinvestment of dividends	7,753	51,974	—	—
Cost of shares redeemed	(10,299,115)	(18,476,958)	(6,109,558)	(869,788)

Net increase (decrease) in net assets resulting from capital share transactions	(6,843,776)	766,206	1,844,993	7,068,866

(1)Institutional Class shares of the Market Opportunities Fund commenced operations on May 19, 2008.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Market Opportunities Fund		The Water Infrastructure Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	1,574,137	4,664,077	1,341,247	1,298,685
Redemption fees	7	186	101	—
Proceeds from shares issued to holders in reinvestment of dividends	2,366	7,291	—	—
Cost of shares redeemed	(2,210,676)	(3,618,752)	(542,169)	(388,456)

Net increase (decrease) in net assets resulting from capital share transactions	(634,166)	1,052,802	799,179	910,229

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:(1)
Proceeds from shares sold	10,807	10,000	2,665,048	329,302
Redemption fees	—	—	500	69
Proceeds from shares issued to holders in reinvestment of dividends	10	62	4,823	—
Cost of shares redeemed	—	—	(153,009)	(116,019)

Net increase in net assets resulting from capital share transactions	10,817	10,062	2,517,362	213,352

TOTAL INCREASE (DECREASE) IN NET ASSETS:	8,563,196	(58,164,515)	7,039,212	9,933,414
NET ASSETS:
Beginning of year	57,536,372	115,700,887	16,081,137	6,147,723

End of year*	$66,099,568	$57,536,372	$23,120,349	$16,081,137

*Including undistributed net investment income (loss) of:	$57,267	$73,246	$3,244	$(27,093)

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	840,758	3,752,788	439,147	2,786,011
Shares issued in reinvestments of dividends and distributions	1,569	40,416	177	—
Shares redeemed	(1,774,870)	(2,962,139)	(495,881)	(2,153,711)

Net increase (decrease) in shares outstanding	(932,543)	831,065	(56,557)	632,300

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	407,710	1,638,020	992,317	875,948
Shares issued in reinvestments of dividends and distributions	657	7,414	—	—
Shares redeemed	(1,235,063)	(1,813,295)	(828,509)	(108,948)

Net increase (decrease) in shares outstanding	(826,696)	(167,861)	163,808	767,000

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	177,257	445,382	169,781	141,741
Shares issued in reinvestments of dividends and distributions	211	1,047	—	—
Shares redeemed	(276,951)	(329,688)	(68,264)	(51,559)

Net increase (decrease) in shares outstanding	(99,483)	116,741	101,517	90,182

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:(1)
Shares sold	1,019	729	311,808	36,839
Shares issued in reinvestments of dividends and distributions	1	9	540	—
Shares redeemed	—	—	(18,661)	(14,073)

Net increase in shares outstanding	1,020	738	293,687	22,766

(1)Institutional Class shares of the Market Opportunities Fund commenced operations on May 19, 2008.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets

	The Multi-Disciplinary Portfolio
		From
	For the	February 11, 2008ˆ
	Year Ended	through
	December 31, 2009	December 31, 2008

OPERATIONS:
Net investment income (loss)	$7,052	$(358)
Net realized gain (loss) on sale of investments and written option contracts expired or closed	99,097	(60,467)
Net change in unrealized appreciation (depreciation) of investments and written options	99,028	(14,941)

Net increase (decrease) in net assets resulting from operations	205,177	(75,766)

DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	(7,818)	(48)
Net realized gains	(14,757)	—

Total distributions	(22,575)	(48)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	(559)	(27)
Net realized gains	(1,623)	—

Total distributions	(2,182)	(27)

DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	(116)	(5)
Net realized gains	(1,672)	—

Total distributions	(1,788)	(5)

DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net investment income	(947)	(48)
Net realized gains	(1,587)	—

Total distributions	(2,534)	(48)

CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	695,920	119,689
Redemption fees	—	—
Proceeds from shares issued to holders in reinvestment of dividends	20,528	44
Cost of shares redeemed	(3,410)	(4)

Net increase in net assets resulting from capital share transactions	713,038	119,729

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	—	102,357
Redemption fees	—	—
Proceeds from shares issued to holders in reinvestment of dividends	2,182	27
Cost of shares redeemed	—	—

Net increase in net assets resulting from capital share transactions	2,182	102,384

ˆ	Commencement of operations.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Multi-Disciplinary Portfolio
		From
	For the	February 11, 2008ˆ
	Year Ended	through
	December 31, 2009	December 31, 2008

CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	5,000	107,839
Redemption fees	—	—
Proceeds from shares issued to holders in reinvestment of dividends	1,696	5
Cost of shares redeemed	(7,169)	—

Net increase (decrease) in net assets resulting from capital share transactions	(473)	107,844

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	—	100,000
Redemption fees	—	—
Proceeds from shares issued to holders in reinvestment of dividends	2,534	48
Cost of shares redeemed	—	—

Net increase in net assets resulting from capital share transactions	2,534	100,048

TOTAL INCREASE IN NET ASSETS:	893,379	354,111
NET ASSETS:
Beginning of year	354,111	—

End of year*	$1,247,490	$354,111

*Including undistributed net investment income of:	$705	$—

CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	81,319	12,091
Shares issued in reinvestments of dividends and distributions	2,082	5
Shares redeemed	(380)	—

Net increase in shares outstanding	83,021	12,096

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	—	10,231
Shares issued in reinvestments of dividends and distributions	222	3
Shares redeemed	—	—

Net increase in shares outstanding	222	10,234

CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	538	10,828
Shares issued in reinvestments of dividends and distributions	173	1
Shares redeemed	(829)	—

Net increase (decrease) in shares outstanding	(118)	10,829

CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	—	10,000
Shares issued in reinvestments of dividends and distributions	256	6
Shares redeemed	—	—

Net increase in shares outstanding	256	10,006

ˆ	Commencement of operations.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements
December 31, 2009

1.  Organization

Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Kinetics Government Money Market Fund (“Government”), The Market Opportunities Fund (“Market Opportunities”), The Water Infrastructure Fund (“Water Infrastructure”) and The Multi-Disciplinary Fund (“Multi-Disciplinary”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), February 3, 2000 (Government), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Water Infrastructure) and February 11, 2008 (Multi-Disciplinary). Each series, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”).

On April 28, 2000 (January 31, 2006 with respect to Market Opportunities, June 29, 2007 with respect to Water Infrastructure and February 11, 2008 with respect to Multi-Disciplinary), each series in the Company entered into a master-feeder fund structure. By entering into this structure, each series (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

Each Feeder Fund’s respective interest in the corresponding Master Portfolio as of December 31, 2009 is as follows:

Interest in
Master Portfolio

Internet Fund	99.991%
Global Fund	99.895%
Paradigm Fund	97.716%
Medical Fund	99.944%
Small Cap Fund	99.988%
Government Fund	98.354%
Market Opportunities Fund	99.984%
Water Infrastructure Fund	99.619%
Multi-Disciplinary Fund	92.769%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.

As of December 31, 2009, each of the Feeder Funds, except the Government Fund, offer Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a service fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.

As of December 31, 2009, each of the Feeder Funds, except the Government Fund, offer Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a service fee of 0.25% of average daily net assets. Advisor Class C shares do not have a sales charge.

As of December 31, 2009, each of the Feeder Funds offer No Load Class shares. No Load Class shares are subject to a service fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

As of December 31, 2009, the Paradigm, Small Cap, Market Opportunities, Water Infrastructure and Multi-Disciplinary Funds offer Institutional Class shares. Institutional Class shares are subject to a service fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge.

Each class of shares for each Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the sales charge on the Advisor Class A shares, the service fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund,

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

except the Government Fund, will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Refer to the Master Portfolio’s financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

2.  Significant Accounting Policies

Security Valuation
Master Portfolio securities (other than securities held by the Kinetics Government Money Market Portfolio) that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Purchased non-exchange traded options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent bid and asked prices. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

Investment securities in The Kinetics Government Money Market Portfolio and instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. At December 31, 2009, 0.00%, 0.19% and 0.00% of the net assets of the Internet Portfolio, Paradigm Portfolio, and Small Cap Portfolio, respectively, were fair valued securities.

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Option Accounting
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2009 none of the Master Portfolios held restricted securities. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2009, the following Master Portfolios held illiquid securities:

	Market	Percentage of
	Value	Net Assets

The Internet Portfolio	$0	0.00%
The Paradigm Portfolio	2,620,751	0.19
The Small Cap Opportunities Portfolio	0	0.00

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Portfolio (including any collateral posted) or 50% of the total assets of each Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Expense Allocation
Common expenses incurred by Feeder Funds are allocated among the Feeder Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Feeder Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

It is the Feeder Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Feeder Funds intend to distribute investment company net taxable income and net capital

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

gains to shareholders. Therefore, no federal income tax provision is recorded. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Feeder Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2009, open tax years include the tax years ended December 31, 2006 through 2009. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

3.  Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management, Inc. (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. Under the terms of the Agreements, the Master Portfolios compensate the Adviser for its management services at the

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

annual rate of 1.25% of each Master Portfolio’s average daily net assets, except for The Kinetics Government Money Market Portfolio, which compensates the Adviser at an annual rate of 0.50% of the Master Portfolio’s average daily net assets. The Sub-Adviser to the Water Infrastructure Portfolio, Brennan Investment Partners, LLC, receives its compensation from the Adviser at the annual rate of 0.35% of the daily net assets of the Water Infrastructure Portfolio.

The Adviser has voluntarily agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate. The Adviser may discontinue the voluntary waiver/reimbursement at any time; these waivers/reimbursements are not subject to recapture.

For the year ended December 31, 2009, the rate earned by the Adviser from the Master Portfolios and the waived fees/reimbursed expenses for the Feeder Funds are as follows:

	Internet	Global

Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$75,887	$130,914
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$—	$—

	Paradigm	Medical

Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$1,154,490	$158,994
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$184,295	$—

	Small Cap	Government

Annual Advisory Rate	1.25%	0.50%
Expenses Reimbursed by Adviser through voluntary waiver	$454,896	$63,410
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$79,938	$—

	Market	Water
	Opportunities	Infrastructure

Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$169,602	$123,364
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$10	$1,091

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

Multi-
Disciplinary

Annual Advisory Rate	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$97,718
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$134

The Adviser receives a shareholder servicing fee from the No Load Class, Class A and Class C shares of a Feeder Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Feeder Fund’s average daily net assets attributable to No Load Class, Class A and Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Feeder Fund’s average daily net assets attributable to Institutional Class shares. At this time, the Investment Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder servicing fee in excess of 0.05% of a Feeder Fund’s average daily net assets attributable to Institutional Class shares until at least May 1, 2010. For the year ended December 31, 2009, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm Fund, the Small Cap Fund, the Market Opportunities Fund, the Water Infrastructure Fund and the Multi-Disciplinary Fund. The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Feeder Funds.

For the year ended December 31, 2009, the Feeder Funds were allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

The Company, on behalf of the Feeder Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”). One Plan is for Advisor Class A shares, while the other Plan is for Advisor Class C shares. Under the first Plan, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the Plan. During the year ended December 31, 2009, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water and Multi-Disciplinary Funds were limited to 0.25% of

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

the average daily net asset value of such shares of such Funds. During the year ended December 31, 2009, the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure and Multi-Disciplinary Funds incurred expenses of $1,133, $390, $594,084, $8,481, $31,360, $45,935, $18,690 and $228 respectively, pursuant to the 12b-1 Plan. Under the second Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares. During the year ended December 31, 2009, Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure and Multi-Disciplinary Funds Advisor Class C Shares incurred expenses of $780, $142, $1,148,858, $3,291, $25,397, $39,077, $15,970, and $698 respectively, pursuant to the 12b-1 Plan.

Kinetics Funds Distributor, Inc. (the “Distributor”) acts as the Feeder Funds’ principal underwriter in a continuous public offering of the Feeder Funds’ shares. The Distributor is an affiliate of the Adviser. For the year ended December 31, 2009, the Distributor received $882, $1,603, $51,627, $5,642, $6,227, $6,941, $12,905, and $0 from sales loads from the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds.

4.  Reclassification of Capital Accounts

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

December 31, 2009, each Fund recorded the following reclassifications to the accounts listed below:

	INCREASE (DECREASE)
		Accumulated
		Net	Accumulated
		Investment	Net Realized
	Paid-in-Capital	Income(Loss)	Loss

The Internet Fund	$(13,902,578)	$203,376	$13,699,202
The Global Fund	(5,481,052)	(8,780)	5,489,832
The Paradigm Fund	140,643	112,837	(253,480)
The Medical Fund	—	(399)	399
The Small Cap Opportunities Fund	(1,576,792)	1,767,968	(191,176)
The Kinetics Government Money Market Fund	83	—	(83)
The Market Opportunities Fund	(192,923)	79,097	113,826
The Water Infrastructure Fund	1	(6,693)	6,692
The Multi-Disciplinary Fund	(1)	3,093	(3,092)

5.  Income Taxes

At December 31, 2009 the Internet, Global, Paradigm, Medical, Small Cap, Government, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds had $0, $4,817, $13,952,984, $29,613, $2,944,401, $0, $0, $3,244 and $18,872, respectively, of undistributed net investment income on a tax basis.

At December 31, 2009 none of the Funds had accumulated gains on a tax basis.

At December 31, 2009, the Feeder Funds had accumulated net realized capital loss carryforwards expiring in the following years:

Feeder Fund	2017	2016	2015	2014	2013	2011	2010

Internet	$—	$—	$—	$16,077,777	$6,777,871	$—	$140,178,775
Global	408,711	—	—	—	4,885	887,154	2,635,504
Paradigm	445,866,806	417,659,386	—	—	—	—	—
Medical	116,113	—	—	—	—	—	—
Small Cap	96,486,615	78,193,634	—	—	—	—	—
Government	67	16	—	—	—	—	—
Market Opportunities	6,623,055	25,221,869	40,803	21	—	—	—
Water Infrastructure	4,868,599	2,088,692	—	—	—	—	—
Multi-Disciplinary	—	—	—	—	—	—	—

To the extent that the Feeder Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. For the year ended December 31, 2009, Internet and Multi-Disciplinary Funds utilized $3,592,586 and $43,829, respectively, of capital loss carryforwards.

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

At December 31, 2009, the following Feeder Funds deferred, on a tax basis, post-October losses and straddle losses of:

		Post-October
Feeder Fund	Post-October Losses	Currency Losses	Straddle Losses

Internet	$—	$528	$—
Global	664	509	—
Paradigm	1,684,598	323,210	—
Medical	187,224	—	—
Small Cap	692,392	10,340	—
Government	—	—	—
Market Opportunities	735,020	1,887	—
Water Infrastructure	—	—	—
Multi-Disciplinary	—	—	—

The tax components of dividends paid during the years ended December 31, 2009 and December 31, 2008, are:

	Internet		Global
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution

2009	$128,367	$—	$20,989	$—
2008	$181,761	$—	$44,451	$—

	Paradigm		Medical
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution

2009	$9,279,988	$—	$232,701	$—
2008	$—	$7,073,063	$463,919	$183,981

	Small Cap		Government
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution

2009	$—	$—	$—	$—
2008	$—	$4,270,579	$17,587	$—

	Market Opportunities		Water Infrastructure
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution

2009	$33,049	$—	$9,099	$—
2008	$357,384	$—	$—	$—

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

	Multi-Disciplinary
	Ordinary	Long-Term
	Income	Capital Gains
	Distribution	Distribution

2009	$29,079	$—
2008	$128	$—

6.  Subsequent Events

In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were issued. There were no events or translations that occurred during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

7.  Tax Information (Unaudited)

The Internet, Global, Paradigm, Medical, Market Opportunities, and Water Infrastructure Funds designate 100%, 100%, 100%, 97%, 100%, and 100%, respectively, of dividends declared after December 31, 2009 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Internet, Global, Paradigm, Medical, Market Opportunities, Water Infrastructure and Multi-Disciplinary Funds hereby designate 100%, 100%, 100%, 100%, 100%, 100%, and 100% respectively, as ordinary income distributions and 0% for all of the funds as long-term capital gain distributions for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2009, which is designated as qualifying for the dividends-received deduction, is as follows: Internet 100%, Global 7%, Paradigm 65%, Medical 95%, Market Opportunities 100%, and Water Infrastructure 100%.

The Internet, Paradigm, Medical, Market Opportunities, Water Infrastructure, and Multi-Disciplinary Funds designate 9%, 13%, 1%, 10%, 1% and 17%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).

KINETICS MUTUAL FUNDS, INC.—FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2009

The Medical and Multi-Disciplinary Funds designate 12 and 68%, respectively, of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

8.  Information about Proxy Voting (Unaudited)

Information regarding how Kinetics Mutual Funds, Inc. votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

9.  Information about the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Internet Fund
	No Load Class	Advisor Class A	Advisor Class C	No Load Class	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2008	2008

PER SHARE DATA:(1)
Net Asset Value
Beginning of Year	$20.71	$20.50	$20.20	$35.94	$35.66

Income from Investment Operations:
Net investment income (loss)(2)	(0.14)	(0.21)	(0.31)	0.29	0.22
Net realized and unrealized gain (loss) on investments	10.21	10.09	9.91	(15.47)	(15.33)

Total from investment operations	10.07	9.88	9.60	(15.18)	(15.11)

Redemption Fees	0.00 (3)	0.01	—	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)
From net realized gains	—	—	—	—	—

Total distributions	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)

Net Asset Value, End of Year	$30.74	$30.35	$29.76	$20.71	$20.50

Total Return(4)	48.61%	48.23%	47.51%	(42.24)%	(42.37)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$104,666	$738	$120	$75,112	$318
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.98%	2.23%	2.73%	2.03%	2.28%
After expense reimbursement(7)	1.89%	2.14%	2.64%	1.90%	2.15%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.64)%	(0.89)%	(1.39)%	0.90%	0.65%
After expense reimbursement(7)	(0.55)%	(0.80)%	(1.30)%	1.03%	0.78%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
ˆ  Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

See Notes to the Financial Statements.

The Internet Fund
Advisor Class C	No Load Class	Advisor Class A	Advisor Class C		No Load Class	Advisor Class A	No Load Class	Advisor Class A
For the	For the	For the	February 16, 2007ˆ		For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	through		Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,		December 31,	December 31,	December 31,	December 31,
2008	2007	2007	2007		2006	2006	2005	2005

$35.31	$28.62	$28.24	$28.66		$24.66	$24.40	$25.29	$24.93

0.08	0.30	0.23	0.07		(0.08)	(0.14)	0.11	0.05

(15.15)	7.37	7.49	6.87		4.15	4.09	(0.54)	(0.44)

(15.07)	7.67	7.72	6.94		4.07	3.95	(0.43)	(0.39)

—	0.00 (3)	—	0.00	(3)	0.00 (3)	—	0.00 (3)	0.00 (3)

(0.04)	(0.35)	(0.30)	(0.29)		(0.11)	(0.11)	(0.20)	(0.14)
—	—	—	—		—	—	—	—

(0.04)	(0.35)	(0.30)	(0.29)		(0.11)	(0.11)	(0.20)	(0.14)

$20.20	$35.94	$35.66	$35.31		$28.62	$28.24	$24.66	$24.40

(42.67)%	26.81%	27.35%	24.22	%(5)	16.50%	16.18%	(1.69)%	(1.55)%

$113	$166,787	$637	$294		$137,012	$235	$148,260	$300

2.78%	1.99%	2.24%	2.73	%(6)	1.98%	2.23%	2.35%	2.60%
2.65%	1.98%	2.23%	2.72	%(6)	1.85%	2.10%	2.35%	2.60%

0.15%	0.94%	0.70%	0.22	%(6)	(0.42)%	(0.67)%	0.46%	0.21%
0.28%	0.95%	0.71%	0.23	%(6)	(0.29)%	(0.54)%	0.46%	0.21%
N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Global Fund
	No Load Class	Advisor Class A	Advisor Class C		No Load Class
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,
	2009	2009	2009		2008

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Year	$2.36	$2.36	$2.37		$4.90

Income from Investment Operations:
Net investment income (loss)	0.02 (2)	0.01 (2)	(0.00	)(2)(3)	0.07 (2)
Net realized and unrealized gain (loss) on investments	1.55	1.57	1.53		(2.56)

Total from investment operations	1.57	1.58	1.53		(2.49)

Redemption Fees	0.01	—	—		0.00 (3)
Less Distributions:
From net investment income	(0.02)	(0.01)	(0.00	)(3)	(0.05)
From net realized gains	—	—	—		—

Total distributions	(0.02)	(0.01)	(0.00	)(3)	(0.05)

Net Asset Value, End of Year	$3.92	$3.93	$3.90		$2.36

Total Return(4)	66.86%	67.11%	65.08%		(50.72)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$4,370	$368	$36		$1,863
Ratio of operating expenses to average net assets:
Before expense reimbursement	5.32%	5.57%	6.07%		5.98%
After expense reimbursement(7)	1.39%	1.64%	2.14%		1.41%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(3.27)%	(3.52)%	(4.02)%		(2.72)%
After expense reimbursement(7)	0.66%	0.41%	(0.09)%		1.85%
Portfolio turnover rate	N/A	N/A	N/A		N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

See Notes to the Financial Statements.

The Global Fund
Advisor Class A		Advisor Class C		No Load Class	No Load Class	No Load Class
May 19, 2008ˆ		May 19, 2008ˆ		For the	For the	For the
through		through		Year Ended	Year Ended	Year Ended
December 31,		December 31,		December 31,	December 31,	December 31,
2008		2008		2007	2006	2005

$4.56		$4.56		$5.00	$4.43	$4.50

0.03	(2)	0.02	(2)	0.22	0.13	0.15
(2.18)		(2.17)		(0.01)	0.62	(0.03)

(2.15)		(2.15)		0.21	0.75	0.12

—		—		0.00 (3)	0.00 (3)	0.00 (3)
(0.05)		(0.04)		(0.31)	(0.18)	(0.19)
—		—		—	—	—

(0.05)		(0.04)		(0.31)	(0.18)	(0.19)

$2.36		$2.37		$4.90	$5.00	$4.43

(47.12	)%(5)	(47.14	)%(5)	4.27%	16.90%	2.65%

$106		$5		$3,138	$3,991	$3,896

8.28	%(6)	8.78	%(6)	3.84%	3.09%	3.22%
1.65	%(6)	2.15	%(6)	1.48%	1.39%	2.69%

(5.16	)%(6)	(5.66	)%(6)	1.87%	3.00%	2.80%
1.47	%(6)	0.97	%(6)	4.23%	1.30%	3.33%
N/A		N/A		N/A	N/A	N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Paradigm Fund
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Year	$14.42	$14.16	$13.80	$14.44

Income from Investment Operations:
Net investment income (loss)(2)	0.15	0.10	0.02	0.18
Net realized and unrealized gain (loss) on investments	5.78	5.68	5.51	5.78

Total from investment operations	5.93	5.78	5.53	5.96

Redemption Fees	0.00 (3)	—	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.17)	(0.06)	—	(0.27)
From net realized gains	—	—	—	—

Total distributions	(0.17)	(0.06)	—	(0.27)

Net Asset Value, End of Year	$20.18	$19.88	$19.33	$20.13

Total Return(4)	41.02%	40.64%	39.97%	41.31%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of Year (000’s)	$825,278	$252,106	$169,578	$125,372
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.73%	1.98%	2.48%	1.68%
After expense reimbursement(7)	1.64%	1.89%	2.39%	1.44%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.78%	0.53%	0.03%	0.83%
After expense reimbursement(7)	0.87%	0.62%	0.12%	1.07%
Portfolio turnover rate	N/A	N/A	N/A	N/A
ˆ  Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Includes adviser reimbursement from net realized losses on the disposal of investments in violation of restrictions and trading errors. This reimbursement comprises less than $0.005 of the NAVs for each class at the time of the reimbursement and 0.03% of the total return for the Institutional Class for the fiscal year ended December 31, 2008. There was no impact on the other classes.

See Notes to the Financial Statements.

The Paradigm Fund
No Load Class		Advisor Class A		Advisor Class C		Institutional Class		No Load Class	Advisor Class A
For the		For the		For the		For the		For the	For the
Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
December 31,		December 31,		December 31,		December 31,		December 31,	December 31,
2008		2008		2008		2008		2007	2007

$30.99		$30.52		$29.90		$30.97		$25.79	$25.43

0.12		0.06		(0.05)		0.18		0.11	0.04
(16.62	)(8)	(16.34	)(8)	(15.97	)(8)	(16.63	)(8)	5.35	5.27

(16.50)		(16.28)		(16.02)		(16.45)		5.46	5.31

0.01		0.00	(3)	0.00	(3)	0.00	(3)	0.00 (3)	0.00 (3)

—		—		—		—		(0.13)	(0.09)
(0.08)		(0.08)		(0.08)		(0.08)		(0.13)	(0.13)

(0.08)		(0.08)		(0.08)		(0.08)		(0.26)	(0.22)

$14.42		$14.16		$13.80		$14.44		$30.99	$30.52

(53.17	)%(8)	(53.30	)%(8)	(53.54	)%(8)	(53.11	)%(8)	21.15%	20.87%

$740,983		$249,424		$147,915		$128,129		$2,910,518	$544,046

1.72%		1.97%		2.47%		1.67%		1.68%	1.93%
1.66%		1.91%		2.41%		1.46%		1.68%	1.93%

0.46%		0.21%		(0.29)%		0.51%		0.39%	0.14%
0.52%		0.27%		(0.23)%		0.72%		0.39%	0.14%
N/A		N/A		N/A		N/A		N/A	N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Paradigm Fund
	Advisor Class C	Institutional Class	No Load Class	Advisor Class A		Advisor Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2007	2007	2006	2006		2006

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Year	$24.98	$25.76	$20.33	$20.08		$19.76

Income from Investment Operations:
Net investment income (loss)	(0.10)	0.17	0.14	0.08		(0.03)
Net realized and unrealized gain (loss) on investments	5.15	5.34	5.52	5.43		5.33

Total from investment operations	5.05	5.51	5.66	5.51		5.30

Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	(0.00	)(3)	0.00 (3)
Less Distributions:
From net investment income	(0.00)	(0.17)	(0.16)	(0.12)		(0.04)
From net realized gains	(0.13)	(0.13)	(0.04)	(0.04)		(0.04)

Total distributions	(0.13)	(0.30)	(0.20)	(0.16)		(0.08)

Net Asset Value, End of Year	$29.90	$30.97	$25.79	$25.43		$24.98

Total Return(4)	20.20%	21.37%	27.81%	27.42%		26.82%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$320,962	$804,755	$1,337,761	$183,031		$116,226
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.43%	1.63%	1.79%	2.04%		2.54%
After expense reimbursement(7)	2.43%	1.48%	1.63%	1.88%		2.38%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.36)%	0.44%	0.44%	0.19%		(0.31)%
After expense reimbursement(7)	(0.36)%	0.59%	0.60%	0.35%		(0.15)%
Portfolio turnover rate	N/A	N/A	N/A	N/A		N/A
ˆ  Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Includes adviser reimbursement from net realized losses on the disposal of investments in violation of restrictions and trading errors. This reimbursement comprises less than $0.005 of the NAVs for each class at the time of the reimbursement and 0.03% of the total return for the Institutional Class for the fiscal year ended December 31, 2008. There was no impact on the other classes.

See Notes to the Financial Statements.

The Paradigm Fund
Institutional Class	No Load Class	Advisor Class A		Advisor Class C	Institutional Class
For the	For the	For the		For the	May 27, 2005ˆ
Year Ended	Year Ended	Year Ended		Year Ended	through
December 31,	December 31,	December 31,		December 31,	December 31,
2006	2005	2005		2005	2005

$20.31	$17.54	$17.40		$17.21	$18.13

0.19	(0.03)	(0.07)		(0.17)	0.01

5.49	2.82	2.77		2.74	2.23

5.68	2.79	2.70		2.57	2.24

—	0.03	(0.00	)(3)	0.00 (3)	—

(0.19)	(0.01)	—		—	(0.04)
(0.04)	(0.02)	(0.02)		(0.02)	(0.02)

(0.23)	(0.03)	(0.08)		(0.02)	(0.06)

$25.76	$20.33	$20.08		$19.76	$20.31

27.96%	16.11%	15.54%		14.96%	12.35	%(5)

$507,314	$418,914	$60,421		$38,740	$10,895

1.74%	1.93%	2.18%		2.68%	1.88	%(6)
1.43%	1.69%	1.94%		2.44%	1.49	%(6)

0.48%	(0.41)%	(0.66)%		(1.16)%	(0.37	)%(6)
0.79%	(0.17)%	(0.42)%		(0.92)%	0.02	%(6)
N/A	N/A	N/A		N/A	N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Medical Fund
	No Load Class	Advisor Class A	Advisor Class C	No Load Class	Advisor Class A	Advisor Class C
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2008	2008	2008

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Year	$15.23	$14.90	$14.83	$19.82	$19.39	$19.34

Income from Investment Operations:
Net investment income (loss)(2)	0.20	0.15	0.07	0.19	0.13	0.05
Net realized and unrealized gain (loss) on investments	3.51	3.44	3.41	(4.25)	(4.15)	(4.13)

Total from investment operations	3.71	3.59	3.48	(4.06)	(4.02)	(4.08)

Redemption Fees	0.01	0.01	0.00 (3)	0.01	0.04	0.02
Less Distributions:
From net investment income	(0.16)	(0.12)	(0.02)	(0.16)	(0.13)	(0.07)
From net realized gains	(0.02)	(0.02)	(0.02)	(0.38)	(0.38)	(0.38)

Total distributions	(0.18)	(0.14)	(0.04)	(0.54)	(0.51)	(0.45)

Net Asset Value, End of Year	$18.77	$18.36	$18.27	$15.23	$14.90	$14.83

Total Return(4)	24.47%	24.17%	23.50%	(20.42)%	(20.49)%	(20.97)%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$21,126	$4,347	$454	$15,727	$2,941	$314
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.15%	2.40%	2.90%	2.26%	2.51%	3.01%
After expense reimbursement(7)	1.39%	1.64%	2.14%	1.41%	1.66%	2.16%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.42%	0.17%	(0.33)%	0.18%	(0.07)%	(0.57)%
After expense reimbursement(7)	1.17%	0.92%	0.42%	1.03%	0.78%	0.28%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

See Notes to the Financial Statements.

The Medical Fund
No Load Class	Advisor Class A	Advisor Class C		No Load Class	Advisor Class A	No Load Class	Advisor Class A
For the	For the	February 16, 2007ˆ		For the	For the	For the	For the
Year Ended	Year Ended	through		Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,		December 31,	December 31,	December 31,	December 31,
2007	2007	2007		2006	2006	2005	2005

$17.83	$17.47	$18.29		$16.64	$16.34	$16.76	$16.49

0.10	0.05	(0.04)		0.06	0.01	(0.18)	(0.22)

2.67	2.62	1.79		2.40	2.35	0.06	0.07

2.77	2.67	1.75		2.46	2.36	(0.12)	(0.15)

0.01	0.00 (3)	0.00	(3)	0.00 (3)	—	0.00 (3)	—

(0.10)	(0.06)	(0.01)		(0.04)	—	—	—
(0.69)	(0.69)	(0.69)		(1.23)	(1.23)	—	—

(0.79)	(0.75)	(0.70)		(1.27)	(1.23)	—	—

$19.82	$19.39	$19.34		$17.83	$17.47	$16.64	$16.34

15.47%	15.16%	9.55	%(5)	14.81%	14.49%	(0.72)%	(0.91)%

$13,917	$1,427	$148		$15,527	$711	$13,943	$559

2.41%	2.66%	3.19	%(6)	2.28%	2.53%	2.48%	2.73%

1.40%	1.65%	2.15	%(6)	1.44%	1.69%	2.44%	2.69%

(0.51)%	(0.76)%	(1.30	)%(6)	(0.51)%	(0.76)%	(1.14)%	(1.39)%

0.50%	0.25%	(0.26	)%(6)	0.33%	0.08%	(1.10)%	(1.35)%
N/A	N/A	N/A		N/A	N/A	N/A	N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Small Cap Opportunities Fund
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$13.17	$13.01	$12.92	$13.19	$31.92

Income from Investment Operations:
Net investment income (loss)(2)	(0.04)	(0.08)	(0.16)	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	7.70	7.60	7.52	7.72	(18.53	)(8)

Total from investment operations	7.66	7.52	7.36	7.71	(18.48)

Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Less Distributions:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	—	(0.27)

Total distributions	—	—	—	—	(0.27)

Net Asset Value, End of Year	$20.83	$20.53	$20.28	$20.90	$13.17

Total Return(4)	58.16%	57.80%	56.97%	58.45%	(57.88	)%(8)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$161,205	$14,244	$4,445	$19,749	$126,971
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.86%	2.11%	2.61%	1.81%	1.79%
After expense reimbursement(7)	1.64%	1.89%	2.39%	1.44%	1.67%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.48)%	(0.73)%	(1.23)%	(0.43)%	0.09%
After expense reimbursement(7)	(0.26)%	(0.51)%	(1.01)%	(0.06)%	0.21%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement comprises less than $0.005 of the NAVs for each class at the time of the reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

See Notes to the Financial Statements.

The Small Cap Opportunities Fund
Advisor Class A		Advisor Class C		Institutional Class		No Load Class	Advisor Class A	Advisor Class C		Institutional Class
For the		For the		For the		For the	For the	February 16, 2007ˆ		For the
Year Ended		Year Ended		Year Ended		Year Ended	Year Ended	through		Year Ended
December 31,		December 31,		December 31,		December 31,	December 31,	December 31,		December 31,
2008		2008		2008		2007	2007	2007		2007

$31.63		$31.57		$31.92		$26.92	$26.71	$28.70		$26.91

(0.01)		(0.12)		0.10		0.01	(0.07)	(0.21)		0.07

(18.34	)(8)	(18.26	)(8)	(18.56	)(8)	5.29	5.25	3.33		5.29

(18.35)		(18.38)		(18.46)		5.30	5.18	3.12		5.36

0.00	(3)	0.00	(3)	0.00	(3)	0.00 (3)	0.00 (3)	0.02		0.00 (3)

—		—		—		(0.23)	(0.19)	(0.20)		(0.28)
(0.27)		(0.27)		(0.27)		(0.07)	(0.07)	(0.07)		(0.07)

(0.27)		(0.27)		(0.27)		(0.30)	(0.26)	(0.27)		(0.35)

$13.01		$12.92		$13.19		$31.92	$31.63	$31.57		$31.92

(58.00	)%(8)	(58.20	)%(8)	(57.82	)%(8)	19.65%	19.36%	10.94	%(5)	19.91%

$12,090		$2,871		$68,408		$729,278	$36,390	$4,942		$316,709

2.04%		2.54%		1.74%		1.71%	1.96%	2.47	%(6)	1.66%
1.92%		2.42%		1.47%		1.69%	1.94%	2.45	%(6)	1.49%

(0.16)%		(0.66)%		0.14%		0.00%	(0.25)%	(0.76	)%(6)	0.05%
(0.04)%		(0.54)%		0.41%		0.02%	(0.23)%	(0.75	)%(6)	0.22%
N/A		N/A		N/A		N/A	N/A	N/A		N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Small Cap Opportunities Fund
	No Load Class	Advisor Class A	Institutional Class	No Load Class	Advisor Class A	Institutional Class
	For the	For the	For the	For the	For the	August 12, 2005ˆ
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	through
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2005	2005	2005

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$21.02	$20.89	$21.00	$18.69	$18.63	$20.48

Income from Investment Operations:
Net investment income (loss)(2)	0.03	(0.03)	0.08	0.12	0.02	0.00	(3)
Net realized and unrealized gain (loss) on investments	5.92	5.88	5.91	2.35	2.38	0.67

Total from investment operations	5.95	5.85	5.99	2.47	2.40	0.67

Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Less Distributions:
From net investment income	(0.05)	(0.03)	(0.08)	(0.01)	(0.01)	(0.02)
From net realized gains	—	—	—	(0.13)	(0.13)	(0.13)

Total distributions	(0.05)	(0.03)	(0.08)	(0.14)	(0.14)	(0.15)

Net Asset Value, End of Year	$26.92	$26.71	$26.91	$21.02	$20.89	$21.00

Total Return(4)	28.37%	28.03%	28.52%	13.17%	12.83%	3.23	%(5)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$268,875	$12,144	$209,592	$55,979	$5,205	$67,586
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.83%	2.08%	1.78%	1.93%	2.16%	1.77	%(6)
After expense reimbursement(7)	1.58%	1.83%	1.38%	1.66%	1.94%	1.59	%(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.14)%	(0.39)%	(0.09)%	0.18%	(0.17)%	(0.21	)%(6)
After expense reimbursement(7)	0.11%	(0.14)%	0.31%	0.45%	0.06%	(0.03	)%(6)
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(8)	Includes adviser reimbursement from the net realized loss on the disposal of investments in violation of restrictions. This reimbursement comprises less than $0.005 of the NAVs for each class at the time of the reimbursement and 0.03% of the total return for the Adviser Class C for the fiscal year ended December 31, 2008. There was no impact on the other classes.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Kinetics Government Money Market Fund
	For The	For The	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net investment income	—	0.01	0.04	0.04	0.02
Net realized and unrealized gain on investments	—	—	—	—	—

Total from investment operations	—	0.01	0.04	0.04	0.02

Less Distributions:
From net investment income	—	(0.01)	(0.04)	(0.04)	(0.02)

Total distributions	—	(0.01)	(0.04)	(0.04)	(0.02)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.91%	3.77%	4.45%	1.88%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,651	$2,688	$1,190	$1,425	$1,052
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.04%	3.55%	6.42%	3.94%	5.08%
After expense reimbursement(2)	0.06%	0.76%	0.98%	0.22%	1.06%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.98)%	(1.98)%	(1.74)%	0.73%	(2.17)%
After expense reimbursement(2)	(0.00)%	0.81%	3.70%	4.45%	1.85%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
(1) Information presented relates to a share of capital stock outstanding for each period.
(2) See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Market Opportunities Fund
	No Load Class		Advisor Class A		Advisor Class C		Institutional Class	No Load Class
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2009		2009		2009		2009	2008

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$7.22		$7.22		$7.17		$7.21	$16.12

Income from Investment Operations:
Net investment income (loss)	0.00	(2)(3)	(0.02	)(2)	(0.06	)(2)	0.02 (2)	0.11 (2)
Net realized and unrealized gain (loss) on investments	3.62		3.61		3.59		3.64	(9.02)
Payment by adviser(7)	—		—		—		—	0.06

Total from investment operations	3.62		3.59		3.53		3.66	(8.85)

Redemption Fees	0.01		0.00	(3)	0.00	(3)	—	0.01
Less Distributions:
From net investment income	(0.01)		(0.01)		(0.01)		(0.01)	(0.06)
From net realized gains	—		—		—		—	—

Total distributions	(0.01)		(0.01)		(0.01)		(0.01)	(0.06)

Net Asset Value, End of Year	$10.84		$10.80		$10.69		$10.86	$7.22

Total Return(4)	50.21%		49.66%		49.17%		50.70%	(54.82)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$41,254		$18,770		$6,055		$19	$34,246
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.93%		2.18%		2.68%		1.88%	1.82%
After expense reimbursement(7)	1.64%		1.89%		2.39%		1.44%	1.66%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.25)%		(0.50)%		(1.00)%		(0.20)%	0.78%
After expense reimbursement(7)	0.04%		(0.21)%		(0.71)%		0.24%	0.94%
Portfolio turnover rate	N/A		N/A		N/A		N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

See Notes to the Financial Statements.

The Market Opportunities Fund
Advisor Class A	Advisor Class C	Institutional Class		No Load Class	Advisor Class A	Advisor Class C		No Load Class		Advisor Class A
For the	For the	May 19, 2008ˆ		For the	For the	February 16, 2007ˆ		January 31, 2006ˆ		January 31, 2006ˆ
Year Ended	Year Ended	through		Year Ended	Year Ended	through		through		through
December 31,	December 31,	December 31,		December 31,	December 31,	December 31,		December 31,		December 31,
2008	2008	2008		2007	2007	2007		2006		2006

$16.07	$16.01	$13.71		$12.05	$12.04	$12.99		$10.00		$10.00

0.08 (2)	0.02 (2)	0.08	(2)	0.04 (2)	0.00 (2)	(0.05	)(2)	0.04		0.02

(8.97)	(8.91)	(6.55)		4.05	4.04	3.07		2.05		2.05
0.06	0.06	0.06		—	—	—		—		—

(8.83)	(8.83)	(6.41)		4.09	4.04	3.02		2.09		2.07

0.00 (3)	0.00 (3)	—		0.01	0.00 (3)	0.00	(3)	0.00	(3)	—

(0.02)	(0.01)	(0.09)		(0.03)	(0.01)	—		(0.04)		(0.03)
—	—	—		—	—	—		—

(0.02)	(0.01)	(0.09)		(0.03)	(0.01)	—		(0.04)		(0.03)

$7.22	$7.17	$7.21		$16.12	$16.07	$16.01		$12.05		$12.04

(54.91)%	(55.13)%	(46.77	)%(5)	34.03%	33.54%	23.25	%(5)	20.85	%(5)	20.68	%(5)

$18,514	$771	$5		$63,004	$43,907	$8,790		$7,994		$9,591

2.07%	2.57%	1.82	%(6)	1.91%	2.16%	2.66	%(6)	2.68	%(6)	2.93	%(6)
1.91%	2.41%	1.44	%(6)	1.74%	1.99%	2.49	%(6)	1.46	%(6)	1.71	%(6)

0.53%	0.03%	0.94	%(6)	0.12%	(0.14)%	(0.60	)%(6)	(0.76	)%(6)	(1.01	)%(6)
0.69%	0.19%	1.32	%(6)	0.29%	0.03%	(0.43	)%(6)	0.46	%(6)	(0.21	)%(6)
N/A	N/A	N/A		N/A	N/A	N/A		N/A		N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Water Infrastructure Fund
	No Load Class		Advisor Class A	Advisor Class C	Institutional Class	No Load Class
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2009		2009	2009	2009	2008

PER SHARE DATA:(1)
Net Asset Value,
Beginning of Year	$7.61		$7.59	$7.54	$7.63	$10.17

Income from Investment Operations:
Net investment income (loss)(2)	0.04		0.02	(0.02)	0.05	0.10
Net realized and unrealized gain (loss) on investments	1.21		1.21	1.19	1.23	(2.66)

Total from investment operations	1.25		1.23	1.17	1.28	(2.56)

Redemption Fees	0.00	(3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)
Less Distributions:
From net investment income	(0.00	)(3)	—	—	(0.02)	—
From net realized gains	—		—	—	—	—

Total distributions	(0.00	)(3)	—	—	(0.02)	—

Net Asset Value, End of Year	$8.86		$8.82	$8.71	$8.90	$7.61

Total Return(4)	16.46%		16.21%	15.52%	16.94%	(25.17)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$7,176		$10,339	$2,700	$2,905	$6,598
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.36%		2.61%	3.11%	2.31%	2.20%
After expense reimbursement(7)	1.64%		1.89%	2.39%	1.44%	1.65%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.26)%		(0.51)%	(1.01)%	(0.21)%	0.55%
After expense reimbursement(7)	0.46%		0.21%	(0.29)%	0.66%	1.10%
Portfolio turnover rate	N/A		N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

See Notes to the Financial Statements.

The Water Infrastructure Fund
Advisor Class A	Advisor Class C	Institutional Class	No Load Class		Advisor Class A		Advisor Class C		Institutional Class
For the	For the	For the	June 29, 2007ˆ		June 29, 2007ˆ		June 29, 2007ˆ		June 29, 2007ˆ
Year Ended	Year Ended	Year Ended	through		through		through		through
December 31,	December 31,	December 31,	December 31,		December 31,		December 31,		December 31,
2008	2008	2008	2007		2007		2007		2007

$10.17	$10.16	$10.18	$10.00		$10.00		$10.00		$10.00

0.07	0.03	0.12	0.06		0.05		0.02		0.06

(2.65)	(2.65)	(2.67)	0.20		0.20		0.21		0.21

(2.58)	(2.62)	(2.55)	0.26		0.25		0.23		0.27

0.00 (3)	—	0.00 (3)	—		0.00	(3)	0.00	(3)	—

—	—	—	(0.04)		(0.03)		(0.02)		(0.04)
—	—	—	(0.05)		(0.05)		(0.05)		(0.05)

—	—	—	(0.09)		(0.08)		(0.07)		(0.09)

$7.59	$7.54	$7.63	$10.17		$10.17		$10.16		$10.18

(25.37)%	(25.79)%	(25.05)%	2.64	%(5)	2.55	%(5)	2.33	%(5)	2.76	%(5)

$7,661	$1,571	$251	$2,385		$2,459		$1,201		$103

2.45%	2.95%	2.15%	3.62	%(6)	3.87	%(6)	4.37	%(6)	3.58	%(6)

1.90%	2.40%	1.45%	1.74	%(6)	1.99	%(6)	2.49	%(6)	1.54	%(6)

0.30%	(0.20)%	0.60%	(0.73	)%(6)	(0.98	)%(6)	(1.48	)%(6)	(0.69	)%(6)

0.85%	0.35%	1.30%	1.15	%(6)	0.90	%(6)	0.40	%(6)	1.35	%(6)
N/A	N/A	N/A	N/A		N/A		N/A		N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC. — FEEDER FUNDS
Financial Highlights

	The Multi-Disciplinary Fund
	No Load Class	Advisor Class A	Advisor Class C	Institutional Class
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$8.22	$8.20	$8.17	$8.23

Income from Investment Operations:
Net investment income (loss)(2)	0.09	0.06	0.02	0.10
Net realized and unrealized gain (loss) on investments	1.79	1.80	1.78	1.81

Total from investment operations	1.88	1.86	1.80	1.91

Redemption Fees	—	—	—	—
Less Distributions:
From net investment income	(0.08)	(0.05)	(0.01)	(0.09)
From net realized gains	(0.16)	(0.16)	(0.16)	(0.16)

Total distributions	(0.24)	(0.21)	(0.17)	(0.25)

Net Asset Value, End of Year	$9.86	$9.85	$9.80	$9.89

Total Return(4)	22.90%	22.73%	22.03%	23.25%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$938	$103	$105	$101
Ratio of operating expenses to average net assets:
Before expense reimbursement	13.11%	13.36%	13.86%	13.06%
After expense reimbursement(7)	1.49%	1.74%	2.24%	1.29%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(10.69)%	(10.94)%	(11.44)%	(10.64)%
After expense reimbursement(7)	0.93%	0.68%	0.18%	1.13%
Portfolio turnover rate	N/A	N/A	N/A	N/A

ˆ	Commencement of operations.

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

See Notes to the Financial Statements.

The Multi-Disciplinary Fund
No Load Class		Advisor Class A		Advisor Class C		Institutional Class
For The Period		For The Period		For The Period		For The Period
February 11, 2008ˆ		February 11, 2008ˆ		February 11, 2008ˆ		February 11, 2008ˆ
through		through		through		through
December 31, 2008		December 31, 2008		December 31, 2008		December 31, 2008

$10.00		$10.00		$10.00		$10.00

0.01		(0.01)		(0.05)		0.02
(1.79)		(1.79)		(1.78)		(1.79)

(1.78)		(1.80)		(1.83)		(1.77)

—		—		—		—
(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)
—		—		—		—

(0.00)		(0.00)		(0.00)		(0.00)

$8.22		$8.20		$8.17		$8.23

(17.76	)%(5)	(17.97	)%(5)	(18.30	)%(5)	(17.65	)%(5)
$99		$84		$88		$82
17.58	%(6)	17.83	%(6)	18.33	%(6)	17.53	%(6)
1.49	%(6)	1.74	%(6)	2.24	%(6)	1.29	%(6)
(15.99	)%(6)	(16.24	)%(6)	(16.74	)%(6)	(15.94	)%(6)
0.10	%(6)	(0.15	)%(6)	(0.65	)%(6)	0.30	%(6)
N/A		N/A		N/A		N/A

See Notes to the Financial Statements.

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered
Public Accounting Firm

To the Shareholders of and Board of Directors
Kinetics Mutual Funds, Inc.
Elmsford, New York

We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Kinetics Government Money Market Fund, The Market Opportunities Fund, The Water Infrastructure Fund, and The Multi-Disciplinary Fund, each a series of shares of Kinetics Mutual Funds, Inc. (the “Funds”), as of December 31, 2009, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor were the Funds required to have, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2009, the results of their operations, the changes in their net assets and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 26, 2010

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
ALLOCATION OF PORTFOLIO ASSETS
December 31, 2009

The Internet Portfolio

The Global Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
ALLOCATION OF PORTFOLIO ASSETS
December 31, 2009 — (Continued)

The Paradigm Portfolio

The Medical Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
ALLOCATION OF PORTFOLIO ASSETS
December 31, 2009 — (Continued)

The Small Cap Opportunities Portfolio

The Kinetics Government Money Market Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
ALLOCATION OF PORTFOLIO ASSETS
December 31, 2009 — (Continued)

The Market Opportunities Portfolio

The Water Infrastructure Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
ALLOCATION OF PORTFOLIO ASSETS
December 31, 2009 — (Continued)

The Multi-Disciplinary Portfolio

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2009

Identifier	COMMON STOCKS — 96.94%	Shares	Value

	Administrative and Support Services — 4.10%
CTRP	Ctrip.com International Ltd. — ADR*	3,000	$215,580
IILG	Interval Leisure Group, Inc.*(1)	200	2,494
ID	L-1 Identity Solutions, Inc.*(1)	20,000	149,800
MANT	ManTech International Corporation — Class A*	82,000	3,958,960
TKTM	Ticketmaster*(1)	200	2,444

			4,329,278

	Amusement, Gambling, and Recreation Industries — 0.35%
DIS	The Walt Disney Co.(1)	11,380	367,005

	Asian Exchanges — 0.65%
8697 JP	Osaka Securities Exchange Co., Ltd.	144	684,941

	Asset Management — 0.92%
URB/A CN	Urbana Corp. — Class A*	240,000	339,628
GROW	US Global Investors, Inc. — Class A(1)	48,000	590,880
WSDT	WisdomTree Investments, Inc.*(1)	24,000	44,400

			974,908

	Broadcasting (except Internet) — 4.66%
LBTYK	Liberty Global, Inc. — Series C*	100,707	2,200,448
SNI	Scripps Networks Interactive — Class A	65,000	2,697,500
SIRI	Sirius XM Radio, Inc.*	46,000	27,600

			4,925,548

	Cable TV — 0.85%
TWC	Time Warner Cable, Inc.(1)	21,754	900,398

	Computer and Electronic Product Manufacturing — 5.79%
AAPL	Apple, Inc.*	5,000	1,054,300
EMC	EMC Corporation*	140,000	2,445,800
JDSU	JDS Uniphase Corporation*	45,000	371,250
NTAP	NetApp, Inc.*(1)	45,000	1,547,550
QCOM	QUALCOMM Inc.	15,000	693,900

			6,112,800

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Credit Intermediation and Related Activities — 2.84%
AXP	American Express Company(1)	10,000	$405,200
NTRS	Northern Trust Corp.	2,000	104,800
STT	State Street Corporation	4,000	174,160
TREE	Tree.com, Inc.*(1)	10,033	91,802
V	Visa, Inc. — Class A(1)	20,000	1,749,200
WU	The Western Union Company	25,000	471,250

			2,996,412

	Data Processing, Hosting and Related Services — 0.64%
ACXM	Acxiom Corporation*	30,150	404,613
AOL	AOL Inc.*(1)	7,878	183,400
CSGP	CoStar Group, Inc.*(1)	2,000	83,540

			671,553

	Educational Services — 0.37%
APOL	Apollo Group, Inc. — Class A*	2,000	121,160
EDU	New Oriental Education & Technology Group, Inc. — ADR*(1)	3,550	268,416

			389,576

	European Exchanges — 0.31%
DB1 GR	Deutsche Boerse AG	4,000	332,583

	Funds, Trusts, and Other Financial Vehicles — 0.19%
HHH	Internet HOLDRs Trust	3,500	203,840

	Global Exchanges — 5.82%
388 HK	Hong Kong Exchanges & Clearing Limited	110,000	1,977,713
JSE SJ	JSE Limited	60,000	490,081
SGX SP	Singapore Exchange Limited	620,000	3,676,265

			6,144,059

	Holding Company — 7.08%
GBLB BB	Groupe Bruxelles Lambert S.A.	18,000	1,704,345
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*	2,000	23
LUK	Leucadia National Corporation*(1)	242,540	5,770,027

			7,474,395

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Hotels, Restaurants & Leisure — 0.65%
200 HK	Melco International Development Limited*	1,500,000	$692,599

	Management of Companies and Enterprises — 0.19%
SATS	EchoStar Corporation — Class A*	10,000	201,400

	Motion Picture and Sound Recording Industries — 9.23%
DWA	DreamWorks Animation SKG, Inc. — Class A*	150,000	5,992,500
NFLX	Netflix, Inc.*	1,000	55,140
SINA	SINA Corporation*(1)	26,000	1,174,680
TWX	Time Warner, Inc.	86,666	2,525,447

			9,747,767

	Nonstore Retailers — 3.70%
EBAY	eBay, Inc.*(1)	40,000	941,600
HSNI	HSN, Inc.*	200	4,038
IACI	IAC/InterActiveCorp*(1)	60,740	1,243,955
OSTK	Overstock.com, Inc.*	1,000	13,560
SOHU	Sohu.com Inc.*(1)	18,000	1,031,040
BID	Sotheby’s(1)	30,000	674,400

			3,908,593

	Other Exchanges — 0.61%
ASX AU	ASX Ltd.	18,000	564,925
NZX NZ	NZX Ltd.*	48,000	82,247

			647,172

	Other Information Services — 5.78%
BIDU	Baidu.com, Inc. — ADR*(1)	9,700	3,988,931
EXPE	Expedia, Inc.*(1)	4,000	102,840
GOOG	Google Inc. — Class A*(1)	3,200	1,983,936
MVL	Marvel Entertainment, Inc.*	322	17,414
NTES	NetEase.com Inc. — ADR*	200	7,522

			6,100,643

	Performing Arts, Spectator Sports, and Related Industries — 1.66%
WMG	Warner Music Group Corp.*	310,000	1,754,600

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Prepackaged Software — 0.67%
CHKP	Check Point Software Technologies Ltd.*	21,000	$711,480

	Professional, Scientific, and Technical Services — 14.02%
BR	Broadridge Financial Solutions, Inc.	100,000	2,256,000
CAI	CACI International, Inc. — Class A*	55,000	2,686,750
JRJC	China Finance Online Company — ADR*(1)	10,000	73,000
CTSH	Cognizant Technology Solutions Corporation — Class A*	39,000	1,766,700
FTIS LI	Financial Technologies (India) Ltd. — GDR	144,000	604,800
INFY	Infosys Technologies Limited — ADR(1)	30,000	1,658,100
ICGE	Internet Capital Group, Inc.*	15,000	99,750
MA	Mastercard, Inc. — Class A(1)	6,000	1,535,880
MWW	Monster Worldwide, Inc.*	2,000	34,800
MCO	Moody’s Corporation(1)	4,000	107,200
PCLN	Priceline.com Incorporated*(1)	500	109,250
RHD	R.H. Donnelley Corporation*(1)	484,000	1,839
RBA	Ritchie Bros. Auctioneers, Incorporated(1)	162,000	3,633,660
SAPE	Sapient Corporation*	20,000	165,400
UNTD	United Online, Inc.	10,000	71,900

			14,805,029

	Publishing Industries (except Internet) — 13.55%
SSP	The E.W. Scripps Company — Class A*(1)	898,065	6,250,532
IAR	Idearc Inc.*	364,000	1,201
MFE	McAfee, Inc.*	15,000	608,550
MSFT	Microsoft Corp.	15,000	457,350
ROVI	Rovi Corporation*(1)	152,880	4,872,286
SYMC	Symantec Corporation*	30,000	536,700
WPO	The Washington Post Company — Class B	3,600	1,582,560

			14,309,179

	Real Estate — 0.68%
IEP	Icahn Enterprises LP	18,000	719,100

	Rental and Leasing Services — 1.84%
CDCO	Comdisco Holding Company, Inc.*(1)	194,400	1,944,000

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 4.78%
CLE LN	Climate Exchange PLC*	40,000	$410,906
CME	CME Group, Inc.	7,100	2,385,245
CLST LN	Collins Stewart plc	4,000	4,474
ICE	IntercontinentalExchange Inc.*(1)	13,000	1,459,900
LAB	LaBranche & Co. Inc.*	210,000	596,400
MKTX	MarketAxess Holdings, Inc.(1)	6,000	83,400
RMG	Riskmetrics Group Inc.*	5,700	90,687
TLPR LN	Tullett Prebon plc	4,000	18,019

			5,049,031

	Special Purpose Entity — 0.00%
ADPAO	Adelphia Contingent Value Vehicle CVV Servies ACC-4 Int*+	250,827	0
ADPAL	Adelphia Recovery Trust Ser ACC-6 E/F Int*+	4,878,645	0

			0

	Telecommunications — 3.04%
CHU	China Unicom (Hong Kong) Limited — ADR	159,793	2,094,886
215 HK	Hutchison Telecommunications Hong Kong Holdings Limited	2,300,000	391,570
HTHKY	Hutchison Telecommunications Hong Kong Holdings Limited — ADR	45,000	111,600
2332 HK	Hutchison Telecommunications International Limited*	2,300,000	477,597
HTX	Hutchison Telecommunications International Limited — ADR*	45,000	135,450
SNSHA	Sunshine PCS Corp. — Class A*	149,890	3,748

			3,214,851

	U.S. Equity Exchanges — 1.84%
NDAQ	The Nasdaq OMX Group*	54,470	1,079,596
NYX	NYSE Euronext	34,000	860,200

			1,939,796

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Warehousing and Storage — 0.13%
IRM	Iron Mountain Incorporated*(1)	6,000	$136,560

	TOTAL COMMON STOCKS (cost $72,264,751)		102,389,096

		Principal
	ESCROW NOTES — 0.00%	Amount

	Special Purpose Entity — 0.00%
006ESCBG1	Adelphia Communications Corp.*+	$200,000	0
006ESC958	Adelphia Communications Corp. Preferred*+	190,000	0

	TOTAL ESCROW NOTES (cost $0)		0

	CONVERTIBLE BONDS — 1.89%

	Telecommunications — 1.89%
52729NAS9	Level 3 Communications, Inc., CLB(1) 6.000%, 03/15/2010	2,000,000	2,000,000

	TOTAL CONVERTIBLE BONDS (cost $1,937,086)		2,000,000

	RIGHTS — 1.45%	Shares

	Rental and Leasing Services — 1.45%
CDCOR	Comdisco Holding Company, Inc.
	Expiration Date: 12/31/2050
	Strike Price $1.00#	12,240,699	1,530,087

	TOTAL RIGHTS (cost $3,253,775)		1,530,087

	SHORT-TERM INVESTMENTS — 0.89%

	Money Market Funds — 0.89%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%ˆb	935,678	935,678

	TOTAL SHORT-TERM INVESTMENTS (cost $935,678)		935,678

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
Identifier	SECURITIES LENDING — 36.00%	Shares	Value

	Investment Companies — 36.00%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.21%[b]	38,026,523	$38,026,523

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $38,026,523)		38,026,523

	TOTAL INVESTMENTS — 137.17% (cost $116,417,813)		$144,881,384

Percentages are stated as a percent of net assets.

* —	Non-income producing security.
ˆ — All or a portion of the shares have been committed as collateral for written option contracts.

# —	Contingent value right (contingent upon profitability of company).

+ —	Security is considered illiquid. The aggregate value of such securities is $0 or 0.00% of net assets.

[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2009.

ADR —	American Depository Receipt.

CLB —	Callable Security.

GDR —	Global Depository Receipt.

(1) —	This security or a portion of this security was out on loan at December 31, 2009. Total loaned securities had a market value of $36,061,381 at December 31, 2009.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2009

Identifier	COMMON STOCKS — 98.29%	Shares	Value

	Administrative and Support Services — 0.55%
144 HK	China Merchants Holdings International Company Limited	8,000	$26,053

	Air Transportation — 3.67%
694 HK	Beijing Capital International Airport Company Limited — Class H*	205,000	135,902
357 HK	Hainan Meilan International Airport Company Limited — Class H	32,000	38,878

			174,780

	Amusement, Gambling, and Recreation Industries — 0.53%
555 HK	REXLot Holdings	225,000	25,247

	Asset Management — 3.90%
URB/A CN	Urbana Corp. — Class A*	59,300	83,916
GROW	US Global Investors, Inc. — Class A(1)	3,655	44,993
806 HK	Value Partners Group Limited*	111,000	56,836

			185,745

	Beverage and Tobacco Product Manufacturing — 3.94%
SMCB PM	San Miguel Corporation — Class B	21,700	32,388
168 HK	Tsingtao Brewery Co. Limited — Class H	28,000	155,287

			187,675

	Chemical Manufacturing — 5.44%
GSK	GlaxoSmithKline plc — ADR	1,000	42,250
MRK GR	Merck KGaA	330	30,825
SNY	Sanofi-Aventis — ADR	1,750	68,723
SHPGY	Shire PLC — ADR(1)	2,000	117,400

			259,198

	Commercial Banking — 3.73%
	Axis Bank Limited — PN	2,790	59,307
3988 HK	Bank of China Ltd. — Class H	20,000	10,834
939 HK	China Construction Bank Corp. — Class H	12,000	10,323
1398 HK	Industrial & Commercial Bank of China — Class H	13,000	10,798
	State Bank of India — PN	1,780	86,791

			178,053

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Computer and Electronic Product Manufacturing — 2.40%
MR	Mindray Medical International Limited — ADR(1)	1,855	$62,922
8199 HK	Shandong Weigao Group Medical Polymer Company Limited — Class H	15,400	51,443

			114,365

	Credit Intermediation and Related Activities — 3.74%
COMPARTO MM	Banco Compartamos SA de CV	8,000	41,302
HDB	HDFC Bank Ltd. — ADR(1)	620	80,650
IBN	ICICI Bank Ltd. — ADR	1,500	56,565

			178,517

	Crop Production — 3.57%
CRESY	Cresud S.A.C.I.F.y A. — ADR	3,590	51,624
KWS GR	KWS Saat AG	200	34,262
VT CN	Viterra, Inc.*	8,915	84,134

			170,020

	Food Manufacturing — 0.87%
BARN SW	Barry Callebaut AG	40	25,250
2897 JP	Nissin Foods Holdings Co., Ltd.	500	16,267

			41,517

	Food Services and Drinking Places — 0.44%
JFC PM	Jollibee Foods Corporation	17,700	21,058

	Funds, Trusts, and Other Financial Vehicles — 3.99%
BRK-U CN	The Brick Group Income Fund — Class A	49,500	62,949
GAPFF	Groupe Aeroplan, Inc.	4,050	42,171
JAARF	Jazz Air Income Fund	11,775	49,651
MEW-U CN	Menu Foods Income Fund — UT*	8,040	22,063
WTE-U CN	Westshore Terminals Income Fund	1,000	13,673

			190,507

	Global Exchanges — 8.19%
BURSA MK	Bursa Malaysia Bhd	22,700	52,971
388 HK	Hong Kong Exchanges & Clearing Limited	6,500	116,865
JSE SJ	JSE Limited	2,225	18,174
PSE PM	Philippine Stock Exchange, Inc.	3,200	21,631
SGX SP	Singapore Exchange Limited	30,500	180,848

			390,489

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Health and Personal Care Stores — 0.39%
	Dabur India Ltd. — PN	5,415	$18,479

	Heavy and Civil Engineering Construction — 7.07%
1186 HK	China Railway Construction Corp. — Class H	36,000	46,199
390 HK	China Railway Group Ltd. — Class H*	48,000	37,393
	Engineers India Limited — PN	1,775	59,122
	Gammon India Limited — PN	35,600	173,046
	Noida Toll Bridge Company Ltd. — PN*	26,350	21,376

			337,136

	Insurance Carriers and Related Activities — 0.18%
2318 HK	Ping An Insurance Group Company of China Limited — Class H	1,000	8,770

	Management of Companies and Enterprises — 1.64%
656 HK	Fosun International	112,000	78,293

	Merchant Wholesalers, Durable Goods — 2.49%
3323 HK	China National Building Material Company Ltd. — Class H	8,000	16,571
HEI GR	HeidelbergCement AG	502	34,708
HOLN VX	Holcim Ltd.	250	19,455
LG FP	Lafarge SA	285	23,619
OLAM SP	Olam International Limited	13,000	24,615

			118,968

	Merchant Wholesalers, Nondurable Goods — 1.70%
AWB AU	AWB Limited*	54,570	55,390
NOBL SP	Noble Group Limited	11,000	25,447

			80,837

	Mining (except Oil and Gas) — 0.32%
	Hindalco Industries Limited — PN	4,370	15,105

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Oil & Gas & Consumable Fuels — 9.85%
SNP	China Petroleum & Chemical Corp. — ADR	450	$39,631
386 HK	China Petroleum & Chemical Corp. — Class H	64,000	57,038
1088 HK	China Shenhua Energy Company Limited — Class H	14,000	68,615
CEO	CNOOC Limited — ADR	300	46,635
EC	Ecopetrol SA — ADR(1)	3,615	87,411
	GAIL India Limited — PN	1,975	17,541
PTR	PetroChina Company Limited — ADR	350	41,636
	Petronet LNG Ltd. — PN	33,590	51,466
PTBA IJ	PT Tambang Batubara Bukit Asam Tbk	8,000	14,689
	Reliance Industries Ltd. — PN	1,920	44,995

			469,657

	Other Information Services — 1.18%
CPU AU	Computershare Limited	5,450	56,053

	Port and Harbor Operations — 1.12%
3382 HK	Tianjin Port Development Holdings Ltd.*	148,000	53,639

	Professional, Scientific, and Technical Services — 0.27%
BXB AU	Brambles Limited	2,145	13,063

	Rail Transportation — 0.82%
CNI	Canadian National Railway Company	345	18,754
CP	Canadian Pacific Railway Limited(1)	375	20,250

			39,004

	Real Estate — 5.90%
1 HK	Cheung Kong (Holdings) Limited	4,000	51,745
	DLF Ltd. — PN	2,330	18,085
12 HK	Henderson Land Development Company Limited	12,000	90,386
	Housing Development & Infrastructure Limited — PN*	3,120	24,194
823 HK	The Link REIT	31,000	79,245
XIN	Xinyuan Real Estate Co. Ltd. — ADR*	4,000	17,880

			281,535

	Retail Trade — 0.26%
	Pantaloon Retail India Limited — PN	1,500	12,272

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 4.81%
111 HK	Cinda International Holdings Ltd.*	188,000	$47,767
	Crisil Ltd. — PN	240	22,922
	ICRA Limited — PN	650	11,554
	Infrastructure Development Finance Company Ltd. — PN	25,360	84,088
LIQ-U CN	Liquor Stores Income Fund	870	13,019
	Power Finance Corporation — PN	4,620	25,957
	Reliance Capital Limited — PN	1,310	24,144

			229,451

	Software Publishers — 1.64%
	Financial Technologies (India) Ltd. — PN	2,715	78,440

	Support Activities for Transportation — 6.68%
995 HK	Anhui Expressway Co. Ltd. — Class H	66,000	45,967
AIO AU	Asciano Group*	19,650	32,124
ICT PM	International Container Terminal Services, Inc.	60,600	29,494
177 HK	Jiangsu Expressway Company Ltd. — Class H	54,000	48,196
	Mundra Port and Special Economic Zone Ltd. — PN	2,645	31,457
177 HK	Shenzhen Expressway Company Limited — Class H	54,000	26,605
107 HK	Sichuan Expressway Co. Limited — Class H	114,000	60,430
576 HK	Zhejiang Expressway Co., Limited — Class H	48,000	44,512

			318,785

	Telecommunications — 2.39%
AXIATA MK	Axiata Group Berhad*	44,000	39,194
HTX	Hutchison Telecommunications International Limited — ADR*	20,000	60,200
TCL	Tata Communications Limited — ADR(1)	1,000	14,450

			113,844

	Transportation Equipment Manufacturing — 1.24%
TTM	Tata Motors Limited — ADR(1)	3,500	59,010

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Utilities — 3.38%
855 HK	China Water Affairs Group Limited	76,000	$30,289
991 HK	Datang International Power Generation Company Limited — Class H	48,000	20,739
HNP	Huaneng Power International, Inc. — ADR	600	13,440
	Power Grid Corporation of India Limited — PN	12,460	29,493
	PTC India Ltd. — PN	15,800	38,333
	Reliance Power Limited — PN*	8,650	28,830

			161,124

	TOTAL COMMON STOCKS (cost $4,362,231)		4,686,689

	PREFERRED STOCKS — 0.00%

	Telecommunications — 0.00%
PTVI	PTV, Inc. — Series A, CLB*	487	39

	TOTAL PREFERRED STOCKS (cost $3,399)		39

	SHORT-TERM INVESTMENTS — 4.80%

	Money Market Funds — 4.80%
FGVXX	First American Government Obligations Fund — Class Y, 0.00%[b]	7,160	7,160
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	112,959	112,959
FAIXX	First American Prime Obligations Fund — Class Y, 0.00%[b]	30,449	30,449
FFCXX	First American Tax Free Obligations Fund — Class Y, 0.00%[b]	78,510	78,510

	TOTAL SHORT-TERM INVESTMENTS (cost $229,078)		229,078

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

	INVESTMENTS PURCHASED WITH
Identifier	THE CASH PROCEEDS FROM SECURITIES LENDING — 8.16%	Shares	Value

	Investment Companies — 8.16%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.21%[b]	388,881	$388,881

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $388,881)		388,881

	TOTAL INVESTMENTS — 111.25% (cost $4,983,589)		$5,304,687

Percentages are stated as a percent of net assets.

* —	Non-income producing security.

[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2009.

ADR —	American Depository Receipt.

CLB —	Callable Security.

PN —	Participatory Note.

(1) —	This security or a portion of this security was out on loan at December 31, 2009. Total loaned securities had a market value of $371,588 at December 31, 2009.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009

Identifier	COMMON STOCKS — 98.89%	Shares	Value

	Air Transportation — 2.36%
694 HK	Beijing Capital International Airport Company Limited — Class H*	33,277,000	$22,060,487
670 HK	China Eastern Airlines Corporation Limited — Class H*	8,460,000	3,022,442
1055 HK	China Southern Airlines Company Limited — Class H*	14,158,000	4,419,011
357 HK	Hainan Meilan International Airport Company Limited — Class H	3,073,720	3,734,419

			33,236,359

	Asian Exchanges — 1.76%
8697 JP	Osaka Securities Exchange Co., Ltd.	5,212	24,791,067

	Asset Management — 5.48%
BLK	BlackRock, Inc.(1)	35,113	8,153,239
BX	The Blackstone Group LP(1)	210,314	2,759,320
BAM	Brookfield Asset Management Inc. — Class A(1)	1,689,560	37,474,441
CNS	Cohen & Steers, Inc.(1)	180,067	4,112,730
EV	Eaton Vance Corp.(1)	246,228	7,487,793
LM	Legg Mason, Inc.(1)	108,399	3,269,314
POW CN	Power Corporation of Canada	358,565	10,014,518
PZN	Pzena Investment Management, Inc. — Class A*(1)	213,518	1,738,037
URB/A CN	Urbana Corp. — Class A*	449,500	636,095
GROW	US Global Investors, Inc. — Class A(1)	82,687	1,017,877
806 HK	Value Partners Group Limited*	700,000	358,423
WSDT	WisdomTree Investments, Inc.*(1)	12,000	22,200

			77,043,987

	Beverage and Tobacco Product Manufacturing — 2.13%
168 HK	Tsingtao Brewery Co. Limited — Class H	5,388,000	29,881,600

	Broadcasting (except Internet) — 0.27%
SNI	Scripps Networks Interactive — Class A	90,209	3,743,674

	Cable TV — 0.11%
TWC	Time Warner Cable, Inc.(1)	36,920	1,528,119

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Chemical Manufacturing — 0.99%
CCJ	Cameco Corporation(1)	133,464	$4,293,537
FRX	Forest Laboratories, Inc.*	115,991	3,724,471
NVO	Novo-Nordisk A/S — ADR	62,913	4,016,995
SNY	Sanofi-Aventis — ADR	48,930	1,921,481

			13,956,484

	Coal Mining — 0.30%
1898 HK	China Coal Energy Company — Class H	2,264,000	4,158,093

	Commercial Banking — 1.17%
3988 HK	Bank of China Ltd. — Class H	7,441,000	4,030,774
939 HK	China Construction Bank Corp. — Class H	3,565,500	3,067,285
1398 HK	Industrial & Commercial Bank of China — Class H	11,261,000	9,353,424

			16,451,483

	Credit Intermediation and Related Activities — 3.54%
BK	The Bank of New York Mellon Corp.(1)	483,833	13,532,809
CLFC	Center Financial Corporation*	146,392	673,403
EWBC	East West Bancorp, Inc.(1)	76,326	1,205,951
FRE	Federal Home Loan Mortgage Corporation*(1)	6,664,522	9,796,847
FNM	Federal National Mortgage Association*(1)	5,989,431	7,067,529
HAFC	Hanmi Financial Corporation*(1)	156,563	187,876
MTB	M&T Bank Corporation(1)	11,430	764,553
NARA	Nara Bancorp, Inc.*	137,714	1,561,677
NTRS	Northern Trust Corp.	21,514	1,127,334
SBKFF	State Bank of India — GDR(1)	65,898	6,523,902
STT	State Street Corporation(1)	82,020	3,571,151
STU	The Student Loan Corporation(1)	16,167	752,897
UCBH	UCBH Holdings, Inc.	115,052	3,797
V	Visa, Inc. — Class A(1)	4,735	414,123
WU	The Western Union Company	134,757	2,540,169

			49,724,018

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Data Processing, Hosting and Related Services — 0.01%
AOL	AOL Inc.*(1)	6,436	$149,830

	European Exchanges — 0.69%
BME SM	Bolsas y Mercados Espanoles	36,828	1,187,881
DB1 GR	Deutsche Boerse AG	103,095	8,571,914

			9,759,795

	Funds, Trusts, and Other Financial Vehicles — 0.80%
ALX	Alexander’s, Inc.*(1)	6,164	1,876,445
GDX	Market Vectors Gold Miners ETF(1)	201,979	9,333,449

			11,209,894

	Gaming — 2.41%
LVS	Las Vegas Sands Corp.*(1)	325,968	4,869,962
MGM	MGM Mirage*(1)	258,420	2,356,790
WYNN	Wynn Resorts Limited(1)	456,834	26,601,444

			33,828,196

	General Merchandise Stores — 0.87%
SHLD	Sears Holdings Corporation*(1)	147,302	12,292,352

	Global Exchanges — 9.65%
388 HK	Hong Kong Exchanges & Clearing Limited	5,373,840	96,617,393
JSE SJ	JSE Limited	558,125	4,558,777
SGX SP	Singapore Exchange Limited	5,797,197	34,374,240

			135,550,410

	Heavy and Civil Engineering Construction — 0.35%
JOE	The St. Joe Company*(1)	170,051	4,912,773

	Holding Company — 6.83%
BRK/A	Berkshire Hathaway Inc. — Class A*	294	29,164,800
BRK/B	Berkshire Hathaway Inc. — Class B*(1)	4,747	15,598,642
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*	24,000	275
LUK	Leucadia National Corporation*(1)	2,152,047	51,197,198

			95,960,915

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Hotels, Restaurants & Leisure — 0.07%
200 HK	Melco International Development Limited*	2,213,000	$1,021,815

	Insurance Carriers and Related Activities — 5.31%
AGO	Assured Guaranty Ltd.(1)	974,094	21,196,286
LFC	China Life Insurance Co., Limited — ADR(1)	217,977	15,988,613
2628 HK	China Life Insurance Co., Limited — Class H	492,000	2,433,539
MKL	Markel Corporation*(1)	43,935	14,937,900
MBI	MBIA Inc.*(1)	1,315,930	5,237,401
2328 HK	PICC Property & Casualty Co. Ltd. — Class H*	3,014,000	2,721,129
2318 HK	Ping An Insurance Group Company of China Limited — Class H	1,386,245	12,157,848

			74,672,716

	Management of Companies and Enterprises — 0.20%
ABK	Ambac Financial Group, Inc.*(1)	1,172,286	972,997
CATY	Cathay General Bancorp(1)	90,191	680,942
WIBC	Wilshire Bancorp, Inc.(1)	137,619	1,127,100

			2,781,039

	Merchant Wholesalers, Nondurable Goods — 1.71%
SIAL	Sigma-Aldrich Corp.(1)	475,768	24,040,557

	Mining (except Oil and Gas) — 6.08%
AAUKY	Anglo American PLC — ADR*(1)	1,942,165	42,106,137
FNV CN	Franco-Nevada Corporation	1,117,592	30,027,571
RTP	Rio Tinto Plc — ADR	53,783	11,584,321
1171 HK	Yanzhou Coal Mining Company Limited — Class H	809,000	1,790,497

			85,508,526

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Motion Picture and Sound Recording Industries — 1.33%
DWA	DreamWorks Animation SKG, Inc. — Class A*	329,669	$13,170,277
TWX	Time Warner, Inc.(1)	187,603	5,466,751

			18,637,028

	Nonstore Retailers — 0.41%
BID	Sotheby’s(1)	254,708	5,725,836

	Oil & Gas & Consumable Fuels — 0.48%
CEO	CNOOC Limited — ADR(1)	43,324	6,734,716

	Oil and Gas Extraction — 11.98%
CNQ	Canadian Natural Resources Ltd.	471,978	33,958,817
COSWF	Canadian Oil Sands Trust(1)	1,480,088	42,227,722
CVE	Cenovus Energy Inc.	270,838	6,825,117
135 HK	CNPC Hong Kong Limited	933,000	1,241,850
EP	El Paso Corporation	661,446	6,502,014
ECA	EnCana Corporation	270,835	8,772,346
IMO	Imperial Oil Ltd.(1)	235,335	9,098,051
NXY	Nexen Inc.	438,482	10,492,874
PWE	Penn West Energy Trust(1)	353,375	6,219,400
PBR	Petroleo Brasileiro S.A. — ADR(1)	36,459	1,738,365
SD	SandRidge Energy, Inc.*(1)	121,590	1,146,594
STO	StatoilHydro ASA — ADR(1)	108,309	2,697,977
SU	Suncor Energy, Inc.	1,053,699	37,206,112
WZGRF	WesternZagros Resources Ltd.*	297,410	218,966

			168,346,205

	Other Exchanges — 1.67%
ASX AU	ASX Ltd.	627,352	19,689,278
X CN	TMX Group Inc.	119,192	3,775,714

			23,464,992

	Performing Arts, Spectator Sports, and Related Industries — 0.65%
WMG	Warner Music Group Corp.*	1,622,302	9,182,229

	Plastics and Rubber Products Manufacturing — 0.81%
JAH	Jarden Corporation	366,986	11,343,537

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Port and Harbor Operations — 0.04%
3382 HK	Tianjin Port Development Holdings Ltd.*	1,639,000	$594,009

	Professional, Scientific, and Technical Services — 1.88%
BR	Broadridge Financial Solutions, Inc.	64,192	1,448,172
CACI	CACI International, Inc. — Class A*	142,727	6,972,214
FTIS LI	Financial Technologies (India) Ltd. — GDR	277,368	1,164,946
MA	Mastercard, Inc. — Class A(1)	65,752	16,831,197
RHDCQ	R.H. Donnelley Corporation*(1)	49,000	186

			26,416,715

	Publishing Industries (except Internet) — 0.48%
SSP	The E.W. Scripps Company — Class A*(1)	47,980	333,941
WPO	The Washington Post Company — Class B(1)	14,426	6,341,669

			6,675,610

	Rail Transportation — 2.68%
CSX	CSX Corp.	288,956	14,011,477
NSC	Norfolk Southern Corp.	226,839	11,890,900
UNP	Union Pacific Corp.	184,371	11,781,307

			37,683,684

	Real Estate — 6.62%
1 HK	Cheung Kong (Holdings) Limited	1,261,000	16,312,624
FCE/A	Forest City Enterprises, Inc. — Class A*(1)	985,029	11,603,642
10 HK	Hang Lung Group Limited	239,000	1,191,393
12 HK	Henderson Land Development Company Limited	3,086,000	23,244,306
IEP	Icahn Enterprises LP(1)	390,225	15,589,489
823 HK	The Link REIT	5,289,000	13,520,260
TPL	Texas Pacific Land Trust	157,445	4,746,967
VNO	Vornado Realty Trust(1)	31,058	2,172,197
4 HK	Wharf Holdings Ltd.	799,000	4,611,558

			92,992,436

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Rental and Leasing Services — 0.03%
WSC	Wesco Financial Corporation	1,382	$474,026

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 6.71%
CLE LN	Climate Exchange PLC*	66,602	684,179
CME	CME Group, Inc.(1)	106,266	35,700,063
ICE	IntercontinentalExchange Inc.*(1)	339,848	38,164,930
LAB	LaBranche & Co. Inc.*(1)	1,122,462	3,187,792
LSE LN	London Stock Exchange Group plc	1,431,836	16,605,153

			94,342,117

	Special Purpose Entity — 1.30%
CPN	Calpine Corporation*(1)	1,658,356	18,241,916

	Support Activities for Mining — 0.64%
OGZPY	Gazprom OAO — ADR	370,222	9,033,417

	Support Activities for Transportation — 1.75%
995 HK	Anhui Expressway Co. Ltd. — Class H	3,918,000	2,728,764
177 HK	Jiangsu Expressway Company Ltd. — Class H	4,450,500	3,972,123
548 HK	Shenzhen Expressway Company Limited — Class H	6,650,000	3,276,369
107 HK	Sichuan Expressway Co. Limited — Class H	17,960,000	9,520,417
576 HK	Zhejiang Expressway Co., Limited — Class H	5,436,000	5,040,994

			24,538,667

	Telecommunications — 1.02%
CHL	China Mobile Limited — ADR(1)	129,347	6,005,581
CHU	China Unicom (Hong Kong) Limited — ADR(1)	584,358	7,660,934
762 HK	China Unicom Limited	461,000	611,226

			14,277,741

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	U.S. Equity Exchanges — 3.20%
NDAQ	The Nasdaq OMX Group*(1)	1,205,796	$23,898,877
NYX	NYSE Euronext(1)	833,606	21,090,232

			44,989,109

	Utilities — 2.12%
BIP	Brookfield Infrastucture Partners LP(1)	79,901	1,339,940
991 HK	Datang International Power Generation Company Limited — Class H	23,717,000	10,247,369
DYN	Dynegy, Inc. — Class A*	1,714,996	3,104,143
NRG	NRG Energy, Inc.*	78,768	1,859,712
RRI	RRI Energy, Inc.*	2,320,563	13,273,620

			29,824,784

	TOTAL COMMON STOCKS (cost $1,381,082,411)		1,389,722,476

		Principal
	ESCROW NOTES — 0.00%	Amount

	Special Purpose Entity — 0.00%
	Calpine Corporation (converted from Calpine Corp., 8.750%, 07/15/2008)*+	$200,000	0
	Calpine Corporation (converted from Calpine Corp., 8.500%, 02/15/2011)*+	1,000,000	0
	Calpine Corporation (converted from Calpine Corp., 7.875%, 04/01/2008)*+	200,000	0
	Calpine Corporation (converted from Calpine Corp., 7.625%, 04/15/2050)*+	100,000	0
	Calpine Corporation (converted from Calpine Corp., 4.750%, 11/15/2023)*+	42,200,000	0

	TOTAL ESCROW NOTES (cost $0)		0

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

		Principal
Identifier	CONVERTIBLE BONDS — 0.88%	Amount	Value

	Real Estate — 0.88%
029169AA7	American Real Estate 4.000%, 08/15/2013	$10,000,000	$8,300,000
345550AK3	Forest City Enterprises, Inc. 3.625%, 10/15/2014,	4,000,000	3,985,000

	TOTAL CONVERTIBLE BONDS (cost $9,625,966)		12,285,000

	CORPORATE BONDS — 0.04%

	Credit Intermediation and Related Activities — 0.04%
317928AA7	FINOVA Group, Inc. 7.500%, 11/15/2009, Acquired
	10/19/2006-3/29/2007 at $7,902,157
	(Default Effective 4/29/2005)	9,503,880	582,112

	TOTAL CORPORATE BONDS (cost $7,902,157)		582,112

	SHORT-TERM INVESTMENTS — 0.33%	Shares

	Money Market Funds — 0.33%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	4,687,061	4,687,061

	TOTAL SHORT-TERM INVESTMENTS (cost $4,687,061)		4,687,061

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
Identifier	SECURITIES LENDING — 27.68%	Shares	Value

	Investment Companies — 27.68%
	DWS Money Market Series Institutional Shares, 0.16%[b]	17,000,000	$17,000,000
	First American Prime Obligations Fund — Class Z, 0.05%[b]	84,435,000	84,435,000
	JP Morgan Prime Money Market Fund, 0.11%[b]	17,156,763	17,156,763
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.21%[b]	267,726,886	267,726,886
	Reserve Primary Fund+, 0.00%[b]	3,117,324	2,620,751

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $389,435,973)		388,939,400

	TOTAL INVESTMENTS — 127.82% (cost $1,792,733,568)		$1,796,216,049

Percentages are stated as a percent of net assets.

* —	Non-income producing security.

+ —	Security is considered illiquid. The aggregate value of such securities is $2,620,751 or 0.19% of net assets.

[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2009.

ADR —	American Depository Receipt.

ETF —	Exchange Traded Fund.

GDR —	Global Depository Receipt.

(1) —	This security or a portion of this security was out on loan at December 31, 2009. Cash collateral for loaned securities totaled $389,435,973 of which $3,117,324 was illiquid. Total loaned securities had a market value of $366,244,969 at December 31, 2009.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2009

Identifier	COMMON STOCKS — 94.18%	Shares	Value

	Ambulatory Health Care Services — 0.03%
AVXT	AVAX Technologies, Inc.*	50,000	$8,500

	Chemical Manufacturing — 80.47%
ABT	Abbott Laboratories	23,000	1,241,770
AEZS	AEterna Zentaris Inc.*(1)	102,500	82,717
AGEN	Antigenics, Inc.*	892	571
ARNA	Arena Pharmaceuticals, Inc.*(1)	45,000	159,750
AZN	AstraZeneca PLC — ADR	11,000	516,340
ATB CN	Atrium Innovations Inc.*(1)	4,884	73,597
BIIB	Biogen Idec, Inc.*	33,250	1,778,875
BPAX	BioSante Pharmaceuticals, Inc.*(1)	13,476	19,540
BMY	Bristol-Myers Squibb Company(1)	43,000	1,085,750
CLDX	Celldex Therapeutics Inc.*(1)	26,294	123,056
1093 HK	China Pharmaceutical Group Limited	1,640,000	911,652
DCGN	deCODE genetics, Inc.*(1)	11,000	1,535
DNDN	Dendreon Corporation*(1)	29,000	762,120
LLY	Eli Lilly & Company	32,000	1,142,720
EPCT	EpiCept Corporation*(1)	2,039	1,183
GENZ	Genzyme Corporation*	24,538	1,202,607
GSK	GlaxoSmithKline plc — ADR	33,673	1,422,684
IMGN	ImmunoGen, Inc.*	14,000	110,040
ISA CN	Isotechnika Pharma Inc.*	40,000	6,311
JNJ	Johnson & Johnson	27,000	1,739,070
LIFE	Life Technologies Corporation*	32,000	1,671,360
LONN SW	Lonza Group AG*	14,000	987,965
MBRX	Metabasis Therapeutics, Inc.*	44,000	16,940
MMRF	MMR Information Systems Inc.*	43,000	3,440
COX FP	NicOx SA*	41,535	346,954
NVS	Novartis AG — ADR	31,000	1,687,330
ONTY	Oncothyreon, Inc.*(1)	20,333	109,595
PTIE	Pain Therapeutics, Inc.*	34,000	182,240
PFE	Pfizer, Inc.	49,000	891,310
PGNX	Progenics Pharmaceuticals, Inc.*	42,200	187,368
SNY	Sanofi-Aventis — ADR	32,000	1,256,640
SVNT	Savient Pharmaceuticals Inc.*(1)	25,000	340,250
SCR	Simcere Pharmaceutical Group — ADR*	53,000	489,720
TGEN	Targeted Genetics Corp.*	1,000	280

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Chemical Manufacturing (Continued)
TELK	Telik, Inc.*(1)	111,000	$84,848
VICL	Vical Incorporated*(1)	72,500	238,525

			20,876,653

	Computer and Electronic Product Manufacturing — 0.01%
TGX	Theragenics Corporation*	2,000	2,680

	Funds, Trusts, and Other Financial Vehicles — 0.03%
IBLTZ	IMPATH Bankruptcy Liquidating Trust — Class A*	26,000	6,500

	Pharmaceutical and Medicine Manufacturing — 1.06%
4508 JP	Mitsubishi Tanabe Pharma Corporation	22,000	274,247

	Professional, Scientific, and Technical Services — 12.58%
AFFX	Affymetrix, Inc.*	130,000	759,200
AMRI	Albany Molecular Research, Inc.*	50,000	454,000
CEPH	Cephalon, Inc.*	12,000	748,920
CBST	Cubist Pharmaceuticals, Inc.*(1)	31,000	588,070
HGSI	Human Genome Sciences, Inc.*(1)	21,000	642,600
MYRX	Myriad Pharmaceuticals Inc.*(1)	14,000	70,420

			3,263,210

	TOTAL COMMON STOCKS (cost $25,125,395)		24,431,790

	SHORT-TERM INVESTMENTS — 5.00%

	Money Market Funds — 5.00%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	956,669	956,669
FAIXX	First American Prime Obligations Fund — Class Y, 0.00%[b]	340,859	340,859

	TOTAL SHORT-TERM INVESTMENTS (cost $1,297,528)		1,297,528

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

	INVESTMENTS PURCHASED WITH THE
	CASH PROCEEDS FROM SECURITIES
Identifier	LENDING — 13.34%	Shares	Value

	Investment Companies — 13.34%
	Mount Vernon Securities Lending Trust — Prime Portfolio, 0.21%[b]	3,462,232	$3,462,232

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $3,462,232)		3,462,232

	TOTAL INVESTMENTS — 112.52% (cost $29,885,155)		$29,191,550

Percentages are stated as a percent of net assets.

* —	Non-income producing security.

[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2009.

ADR —	American Depository Receipt.

(1) —	This security or a portion of this security was out on loan at December 31, 2009. Total loaned securities had a market value of $3,180,354 at December 31, 2009.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2009

Identifier	COMMON STOCKS — 99.66%	Shares	Value

	Administrative and Support Services — 0.56%
MANT	ManTech International Corporation — Class A*	23,388	$1,129,173

	Air Transportation — 9.84%
694 HK	Beijing Capital International Airport Company Limited — Class H*	10,937,000	7,250,520
CEA	China Eastern Airlines Corporation Limited — ADR*(1)	35,814	1,257,788
670 HK	China Eastern Airlines Corporation Limited — Class H*	4,104,000	1,466,206
ZNH	China Southern Airlines Company Limited — ADR*(1)	84,326	1,300,307
1055 HK	China Southern Airlines Company Limited — Class H*	11,439,000	3,570,353
357 HK	Hainan Meilan International Airport Company Limited — Class H	3,961,000	4,812,420

			19,657,594

	Asian Exchanges — 2.58%
8697 JP	Osaka Securities Exchange Co., Ltd.	1,086	5,165,598

	Asset Management — 3.69%
CNS	Cohen & Steers, Inc.(1)	101,472	2,317,620
EV	Eaton Vance Corp.	43,076	1,309,941
PZN	Pzena Investment Management, Inc. — Class A*	125,498	1,021,554
SII CN	Sprott, Inc.	1,680	7,229
URB/A CN	Urbana Corp. — Class A*	560,871	793,698
GROW	US Global Investors, Inc. — Class A(1)	125,128	1,540,326
806 HK	Value Partners Group Limited*	700,000	358,423
WSDT	WisdomTree Investments, Inc.*(1)	14,420	26,677

			7,375,468

	Beverage and Tobacco Product Manufacturing — 10.53%
168 HK	Tsingtao Brewery Co. Limited — Class H	3,591,700	19,919,403
WEN	Wendy’s/Arby’s Group, Inc. — Class A	237,040	1,111,718

			21,031,121

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Chemical Manufacturing — 0.37%
1093 HK	China Pharmaceutical Group Limited	1,341,000	$745,442

	Commercial Banking — 1.00%
BLBD LB	BLOM Bank s.a.l. — GDR	22,780	2,004,640

	Credit Intermediation and Related Activities — 1.33%
CLFC	Center Financial Corporation*	103,259	474,992
EWBC	East West Bancorp, Inc.(1)	38,577	609,517
FBOD	First Bank of Delaware*	97,167	121,459
HAFC	Hanmi Financial Corporation*(1)	129,747	155,696
NARA	Nara Bancorp, Inc.*	104,254	1,182,240
PFBC	Preferred Bank Los Angeles(1)	55,700	100,260
UCBH	UCBH Holdings, Inc.(1)	182,396	6,019

			2,650,183

	Food Services and Drinking Places — 0.34%
OCX CN	Onex Corporation	30,087	678,924

	Funds, Trusts, and Other Financial Vehicles — 1.18%
ALX	Alexander’s, Inc.*	7,727	2,352,253

	Global Exchanges — 6.60%
JSE SJ	JSE Limited	489,836	4,000,991
SGX SP	Singapore Exchange Limited	1,549,000	9,184,732

			13,185,723

	Hotels, Restaurants & Leisure — 0.56%
200 HK	Melco International Development Limited*	2,425,000	1,119,702

	Insurance Carriers and Related Activities — 0.78%
MBI	MBIA Inc.*(1)	391,555	1,558,389

	Management of Companies and Enterprises — 0.77%
ABK	Ambac Financial Group, Inc.*(1)	302,629	251,182
CATY	Cathay General Bancorp(1)	59,766	451,233
WIBC	Wilshire Bancorp, Inc.(1)	101,755	833,374

			1,535,789

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Mining (except Oil and Gas) — 7.73%
FMG AU	Fortescue Metals Group Ltd.*	652,741	$2,603,271
FNV CN	Franco-Nevada Corporation	230,369	6,189,577
GLW CN	Gold Wheaton Gold Corporation*	481,160	167,924
IMN CN	Inmet Mining Corporation	90,265	5,504,711
1171 HK	Yanzhou Coal Mining Company Limited — Class H	440,000	973,818

			15,439,301

	Motion Picture and Sound Recording Industries — 2.82%
DWA	DreamWorks Animation SKG, Inc. — Class A*	141,079	5,636,106

	Nonstore Retailers — 1.23%
BID	Sotheby’s(1)	109,578	2,463,313

	Oil and Gas Extraction — 2.24%
2883 HK	China Oilfield Services Limited — Class H	257,000	308,264
135 HK	CNPC Hong Kong Limited	1,763,000	2,346,604
NEGI	National Energy Group, Inc.*	251,902	995,013
PVG	Penn Virginia GP Holdings LP	49,310	822,491

			4,472,372

	Other Exchanges — 0.48%
NZX NZ	NZX Ltd.*	560,696	960,737

	Performing Arts, Spectator Sports, and Related Industries — 3.13%
WMG	Warner Music Group Corp.*(1)	1,103,357	6,245,001

	Pipeline Transportation — 0.00%
SUG	Southern Union Company	1	11

	Plastics and Rubber Products Manufacturing — 2.89%
JAH	Jarden Corporation	186,641	5,769,073

	Port and Harbor Operations — 0.10%
3382 HK	Tianjin Port Development Holdings Ltd.*	559,000	202,594

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Professional, Scientific, and Technical Services — 1.55%
BBD/B CN	Bombardier Inc. — Class B	108,466	$497,812
BR	Broadridge Financial Solutions, Inc.	2,468	55,678
CACI	CACI International, Inc. — Class A*	21,835	1,066,640
FTIS LI	Financial Technologies (India) Ltd. — GDR	252,835	1,061,907
RHDCQ	R.H. Donnelley Corporation*(1)	1,356,700	5,155
RBA	Ritchie Bros. Auctioneers, Incorporated(1)	18,298	410,424

			3,097,616

	Publishing Industries (except Internet) — 0.67%
IDARQ	Idearc Inc.*	1,317,000	4,346
ROVI	Rovi Corporation*	41,816	1,332,676

			1,337,022

	Rail Transportation — 0.01%
525 HK	Guangshen Railway Company Limited — Class H	64,000	26,167

	Real Estate — 11.81%
BLMC	Biloxi Marsh Lands Corporation	100	1,400
IEP	Icahn Enterprises LP	294,670	11,772,067
823 HK	The Link REIT	2,229,000	5,697,988
TPL	Texas Pacific Land Trust	202,888	6,117,073

			23,588,528

	Rental and Leasing Services — 0.20%
CDCO	Comdisco Holding Company, Inc.*	9,000	90,000
WSC	Wesco Financial Corporation	916	314,188

			404,188

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 7.49%
BNB CN	BAM Investments Ltd.*	149,395	$1,449,882
CLE LN	Climate Exchange PLC*	60,649	623,026
ICE	IntercontinentalExchange Inc.*	21,464	2,410,407
JEF	Jefferies Group, Inc.*(1)	421,203	9,995,147
LAB	LaBranche & Co. Inc.*	80,366	228,240
RHJI BB	RHJ International*	800	6,124
SWS	SWS Group, Inc.	1,000	12,100
VALU	Value Line, Inc.(1)	9,246	232,167

			14,957,093

	Special Purpose Entity — 1.49%
CPN	Calpine Corporation*	270,302	2,973,322

	Specialty Trade Contractors — 0.24%
PWR	Quanta Services, Inc.*	22,740	473,902

	Support Activities for Mining — 1.38%
KEWL	Keweenaw Land Association Ltd.	290	50,170
SEMUF	Siem Industries Inc.*	35,617	1,691,808
UTS CN	UTS Energy Corporation*(1)	466,985	1,018,048

			2,760,026

	Support Activities for Transportation — 5.54%
548 HK	Shenzhen Expressway Company Limited — Class H	655,000	322,710
107 HK	Sichuan Expressway Co. Limited — Class H	19,311,100	10,236,622
576 HK	Zhejiang Expressway Co., Limited — Class H	547,000	507,252

			11,066,584

	Telecommunications — 0.03%
CIBY	CIBL, Inc.*	18	5,706
LICT	Lynch Interactive Corporation*	18	52,200

			57,906

	U.S. Equity Exchanges — 0.78%
NDAQ	The Nasdaq OMX Group*	79,011	1,565,998

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Utilities — 5.05%
991 HK	Datang International Power Generation Company Limited — Class H	7,130,000	$3,080,648
DYN	Dynegy, Inc. — Class A*	87,801	158,920
1071 HK	Huadian Power International Corporation — Class H*	970,000	257,719
PICO	PICO Holdings, Inc.*	35,016	1,146,074
RRI	RRI Energy, Inc.*	951,468	5,442,397

			10,085,758

	Waste Management and Remediation Services — 2.67%
CVA	Covanta Holding Corporation*(1)	294,545	5,328,319

	TOTAL COMMON STOCKS (cost $186,627,566)		199,100,936

		Principal
	ESCROW NOTES — 0.00%	Amount	Value

	Special Purpose Entity — 0.00%
	Calpine Corporation (converted from Calpine Corp., 4.750%, 11/15/2023)*+	$14,400,000	0

	TOTAL ESCROW NOTES (cost $0)		0

	CORPORATE BONDS — 0.08%

	Credit Intermediation and Related Activities — 0.08%
317928AA7	FINOVA Group, Inc. 7.500%, 11/15/2009, Acquired
	10/19/2006-5/17/2007 at $741,082
	(Default Effective 4/29/2005)	2,783,965	170,518

	TOTAL CORPORATE BONDS (cost $1,396,960)		170,518

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier	RIGHTS — 0.43%	Shares	Value

	Rental and Leasing Services — 0.43%
CDCOR	Comdisco Holding Company, Inc.
	Expiration Date 12/31/2050,
	Strike Price $1.00*#	6,839,908	$854,989

	TOTAL RIGHTS (cost $1,996,634)		854,989

	SHORT-TERM INVESTMENTS — 0.21%

	Money Market Funds — 0.21%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	412,802	412,802

	TOTAL SHORT-TERM INVESTMENTS (cost $412,802)		412,802

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 13.42%

	Investment Companies — 13.42%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.21%[b]	26,818,709	26,818,709

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $26,818,709)		26,818,709

	TOTAL INVESTMENTS — 113.80% (cost $217,252,671)		$227,357,954

Percentages are stated as a percent of net assets.

* —	Non-income producing security.
# —	Contingent value right (contingent upon profitability of company).

+ —	Security is considered illiquid. The aggregate value of such securities is $0 or 0% of net assets.

[b] —	The rate quoted is the annualized seven-day yield as of December 31, 2009.

ADR —	American Depository Receipt.
GDR —	Global Depository Receipt

(1) —	This security or a portion of this security was out on loan at December 31, 2009. Total loaned securities had a market value of $24,885,913 at December 31, 2009.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Kinetics Government Money Market Portfolio
Portfolio of Investments — December 31, 2009

		Principal
Identifier	SHORT-TERM INVESTMENTS — 99.88%	Amount	Value

	US Government Agency Issues — 99.88%
313385SF3	Federal Home Loan Bank Discount Note 0.004%, 01/25/2010[b]	$1,520,000	$1,519,996
313385SP3	Federal Home Loan Bank Discount Note 0.010%, 02/02/2010[b]	150,000	149,998

	TOTAL SHORT-TERM INVESTMENTS (cost $1,669,994)		1,669,994

	TOTAL INVESTMENTS — 99.88% (cost $1,669,994)		$1,669,994

Percentages are stated as a percent of net assets

[b] —	The rate quoted is the yield to maturity.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2009

Identifier	COMMON STOCKS — 98.87%	Shares	Value

	Asian Exchanges — 1.19%
8697 JP	Osaka Securities Exchange Co., Ltd.	165	$784,829

	Asset Management — 17.17%
BLK	BlackRock, Inc.(1)	6,607	1,534,145
BX	The Blackstone Group LP	71,209	934,262
BAM	Brookfield Asset Management Inc. — Class A	43,595	966,937
CNS	Cohen & Steers, Inc.(1)	49,527	1,131,197
EV	Eaton Vance Corp.(1)	32,959	1,002,283
LM	Legg Mason, Inc.	42,688	1,287,470
POW CN	Power Corporation of Canada	42,688	1,192,252
PZN	Pzena Investment Management, Inc. — Class A*(1)	174,617	1,421,382
SII CN	Sprott, Inc.	44,945	193,386
URB/A CN	Urbana Corp. — Class A*	370,714	524,604
GROW	US Global Investors, Inc. — Class A(1)	38,390	472,581
806 HK	Value Partners Group Limited*	1,311,000	671,276
WSDT	WisdomTree Investments, Inc.*(1)	11,580	21,423

			11,353,198

	Commercial Banking — 6.98%
3988 HK	Bank of China Ltd. — Class H	1,834,000	993,474
939 HK	China Construction Bank Corp. — Class H	2,012,000	1,730,859
1398 HK	Industrial & Commercial Bank of China — Class H	2,278,000	1,892,114

			4,616,447

	Credit Intermediation and Related Activities — 7.50%
BK	The Bank of New York Mellon Corp.	29,470	824,276
CLFC	Center Financial Corporation*	5,674	26,101
EWBC	East West Bancorp, Inc.(1)	3,344	52,835
FRE	Federal Home Loan Mortgage Corporation*(1)	458,805	674,443
FNM	Federal National Mortgage Association*(1)	445,190	525,324
HAFC	Hanmi Financial Corporation*(1)	6,417	7,700
NARA	Nara Bancorp, Inc.*	6,424	72,848
NTRS	Northern Trust Corp.	15,984	837,562
PFBC	Preferred Bank Los Angeles(1)	2,605	4,689
STT	State Street Corporation	14,435	628,500

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Credit Intermediation and Related Activities (Continued)
UCBH	UCBH Holdings, Inc.	6,803	$225
V	Visa, Inc. — Class A(1)	14,935	1,306,215

			4,960,718

	Data Processing, Hosting and Related Services — 0.62%
DST	DST Systems, Inc.*	5,220	227,331
FISV	Fiserv, Inc.*	3,746	181,606

			408,937

	European Exchanges — 1.37%
DB1 GR	Deutsche Boerse AG	10,928	908,617

	Food Services and Drinking Places — 0.96%
OCX CN	Onex Corporation	28,090	633,861

	Global Exchanges — 10.16%
388 HK	Hong Kong Exchanges & Clearing Limited	184,650	3,319,861
JSE SJ	JSE Limited	164,795	1,346,049
SGX SP	Singapore Exchange Limited	346,387	2,053,888

			6,719,798

	Holding Company — 1.80%
BRK/A	Berkshire Hathaway Inc. — Class A*	12	1,190,400

	Insurance Carriers and Related Activities — 8.50%
LFC	China Life Insurance Co., Limited — ADR	25,410	1,863,824
2628 HK	China Life Insurance Co., Limited — Class H	165,000	816,126
MKL	Markel Corporation*	693	235,620
MBI	MBIA Inc.*(1)	103,530	412,049
2318 HK	Ping An Insurance Group Company of China Limited — Class H	243,300	2,133,825
VRSK	Verisk Analytics, Inc. — Class A*	5,337	161,604

			5,623,048

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Management of Companies and Enterprises — 0.14%
ABK	Ambac Financial Group, Inc.*(1)	18,914	$15,699
CATY	Cathay General Bancorp(1)	3,377	25,496
WIBC	Wilshire Bancorp, Inc.(1)	6,601	54,062

			95,257

	Mining (except Oil and Gas) — 6.82%
FNV CN	Franco-Nevada Corporation	167,841	4,509,568

	Nonstore Retailers — 1.50%
BID	Sotheby’s(1)	44,008	989,300

	Other Exchanges — 2.78%
ASX AU	ASX Ltd.	48,174	1,511,928
IMAREX NO	IMAREX ASA*	1,930	19,001
NZX NZ	NZX Ltd.*	178,004	305,005

			1,835,934

	Professional, Scientific, and Technical Services — 5.67%
BR	Broadridge Financial Solutions, Inc.	64,031	1,444,539
FTIS LI	Financial Technologies (India) Ltd. — GDR	135,464	568,949
MA	Mastercard, Inc. — Class A(1)	6,788	1,737,592

			3,751,080

	Publishing Industries (except Internet) — 0.94%
MXB	MSCI Inc. — Class A*	19,460	618,828

	Real Estate — 1.30%
IEP	Icahn Enterprises LP	21,578	862,041

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 18.33%
AB	AllianceBernstein Holding LP(1)	7,472	209,963
BNB CN	BAM Investments Ltd.*	32,340	313,861
CLE LN	Climate Exchange PLC*	49,626	509,790
CME	CME Group, Inc.(1)	9,141	3,070,919
BEN	Franklin Resources, Inc.	1,651	173,933
GFIG	GFI Group, Inc.	1,737	7,938
IBKR	Interactive Brokers Group, Inc. — Class A*	3,405	60,337
ICE	IntercontinentalExchange Inc.*	27,847	3,127,218
JEF	Jefferies Group, Inc.*(1)	149,859	3,556,154

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities (Continued)
LAB	LaBranche & Co. Inc.*	134,848	$382,968
LSE LN	London Stock Exchange Group plc	22,003	255,171
RMG	Riskmetrics Group Inc.*	5,777	91,912
TROW	T. Rowe Price Group, Inc.	6,219	331,162
TLPR LN	Tullett Prebon plc	5,790	26,083

			12,117,409

	Support Activities for Transportation — 0.26%
995 HK	Anhui Expressway Co. Ltd. — Class H	56,000	39,002
177 HK	Jiangsu Expressway Company Ltd. — Class H	29,000	25,883
548 HK	Shenzhen Expressway Company Limited — Class H	25,000	12,317
107 HK	Sichuan Expressway Co. Limited — Class H	118,000	62,551
576 HK	Zhejiang Expressway Co., Limited — Class H	34,000	31,529

			171,282

	Telecommunications — 0.02%
IRDM	Iridium Communications, Inc.*	1,737	13,948

	U.S. Equity Exchanges — 4.78%
NDAQ	The Nasdaq OMX Group*	44,505	882,089
NYX	NYSE Euronext	90,080	2,279,024

			3,161,113

	Utilities — 0.08%
BIP	Brookfield Infrastucture Partners LP	2,936	49,237

	TOTAL COMMON STOCKS (cost $64,346,620)		65,374,850

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

	SHORT-TERM INVESTMENTS — 0.82%

	Money Market Funds — 0.82%
FIUXX	First American Prime Obligations Fund — Class I@, 0.00%[b]	540,525	$540,525

	TOTAL SHORT-TERM INVESTMENTS (cost $540,525)		540,525

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
Identifier	SECURITIES LENDING — 22.62%	Shares	Value

	Investment Companies — 22.62%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.21%[b]	14,955,121	14,955,121

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $14,955,121)		14,955,121

	TOTAL INVESTMENTS — 122.31% (cost $79,842,266)		$80,870,496

Percentages are stated as a percent of net assets.

* —	Non-income producing security.
@ — All or a portion of the shares have been committed as collateral for written option contracts.
b — The rate quoted is the annualized seven-day yield as of December 31, 2009.

ADR —	American Depository Receipt.
GDR —	Global Depository Receipt.

(1) —	This security or a portion of this security was out on loan at December 31, 2009. Total loaned securities had a market value of $14,034,189 at December 31, 2009.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Investments — December 31, 2009

Identifier	COMMON STOCKS — 88.21%	Shares	Value

	Administrative and Support Services — 1.78%
ACM	Aecom Technology Corp.*	15,000	$412,500

	Building Supplies — 10.15%
SOLK GA	Corinth Pipeworks SA*	100,000	206,431
GEBN VX	Geberit AG	6,108	1,083,492
6485 JP	Maezawa Kyuso Industries Co. Ltd.	4,500	64,068
NWPX	Northwest Pipe Company*(1)	23,000	617,780
PAP TB	Pacific Pipe Public Company Limited	2,286,500	112,473
SPIP SP	Sinopipe Holdings Limited*	2,000,000	270,492

			2,354,736

	Chemical Manufacturing — 0.47%
YARIY	Yara International ASA — ADR	2,400	109,555

	Funds, Trusts, and Other Financial Vehicles — 1.07%
SLV	iShares Silver Trust*	15,000	248,550

	Heavy and Civil Engineering Construction — 1.18%
PUR CN	Pure Technologies Ltd.*	20,000	82,804
STRL	Sterling Construction Company, Inc.*	10,000	191,800

			274,604

	Machinery Manufacturing — 16.19%
ARF-U CN	Armtec Infrastructure Income Fund	30,000	731,462
CVVT	China Valves Technology, Inc.*(1)	48,300	446,292
ERII	Energy Recovery Inc.*(1)	53,000	364,640
ESE	ESCO Technologies, Inc.	15,000	537,750
FLOW	Flow International Corporation*	40,000	123,200
LNN	Lindsay Corporation(1)	23,000	916,550
MPR	Met-Pro Corporation	39,800	422,676
840 HK	Xinjiang Tianye Water Saving Irrigation System Co. Ltd. — Class H*	1,826,000	214,314

			3,756,884

	Management of Companies and Enterprises — 0.65%
HEK	Heckmann Corporation*(1)	30,300	151,197

	Merchant Wholesalers, Nondurable Goods — 0.66%
HWKN	Hawkins, Inc.(1)	7,000	152,810

	Petroleum and Coal Products Manufacturing — 5.47%
AMN	Ameron International Corporation	20,000	1,269,200

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier		Shares	Value

	Professional, Scientific, and Technical Services — 10.42%
ITRI	Itron, Inc.*	8,000	$540,560
TTEK	Tetra Tech, Inc.*	20,000	543,400
URS	URS Corp.*	30,000	1,335,600

			2,419,560

	Utilities — 40.17%
ACE IM	ACEA S.P.A.	50,000	536,147
AWR	American States Water Company	6,200	219,542
AWK	American Water Works Co., Inc.	15,000	336,150
WTR	Aqua America, Inc.(1)	16,700	292,417
ARTNA	Artesian Resources Corp. — Class A(1)	20,610	377,369
AENV SP	Asia Environment Holdings Limited*	410,000	86,095
BRC-U CN	Brookfield Renewable Power Fund	13,000	238,657
CDZI	Cadiz Inc.*(1)	18,660	223,360
HOO	Cascal N.V.	50,000	270,500
1038 HK	Cheung Kong Infrastructure Holdings Limited	75,000	285,842
CTWS	Connecticut Water Service, Inc.	21,206	525,273
CWCO	Consolidated Water Co., Ltd.(1)	13,252	189,371
EDE	The Empire District Electric Co.	20,000	374,600
GSZ FP	GDF Suez	6,205	269,370
270 HK	Guangdong Investment Limited	1,000,000	584,260
MWC PM	Manila Water Company	1,050,000	357,722
MSEX	Middlesex Water Co.	30,000	528,900
NWG LN	Northumbrian Water Group Plc	90,200	393,802
PNAL MK	Puncak Niaga Holdings Berhad*	84,320	16,007
SVT LN	Severn Trent plc	30,000	526,231
SINO SP	Sinomem Technology Limited*	850,000	338,826
SJW	SJW Corp.	20,000	451,400
SWWC	Southwest Water Company(1)	20,000	117,800
SEV FP	Suez Environnement Co.	10,000	231,160
EYAPS GA	Thessaloniki Water Supply & Sewage Co. SA	10,000	68,524
UU/ LN	United Utilities Group PLC	55,000	440,359
VE	Veolia Environnement — ADR	19,500	641,160
YORW	York Water Company(1)	27,611	400,636

			9,321,480

	TOTAL COMMON STOCKS (cost $20,102,767)		20,471,076

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Water Infrastructure Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

	PREFERRED STOCKS — 1.56%

	Utilities — 1.56%
CIG	Companhia Energetica de Minas Gerais — ADR	20,000	$361,200

	TOTAL PREFERRED STOCKS (cost $333,293)		361,200

	SHORT-TERM INVESTMENTS — 8.15%

	Money Market Funds — 8.15%
FIUXX	First American Prime Obligations Fund — Class I, 0.00%[b]	912,657	912,657
FAIXX	First American Prime Obligations Fund — Class Y, 0.00%[b]	208,536	208,536
FFCXX	First American Tax Free Obligations Fund — Class Y, 0.00%[b]	771,525	771,525

	TOTAL SHORT-TERM INVESTMENTS (cost $1,892,718)		1,892,718

	INVESTMENTS PURCHASED WITH THE
	CASH PROCEEDS FROM SECURITIES
	LENDING — 12.28%

	Investment Companies — 12.28%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.21%[b]	2,849,007	2,849,007

	TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (cost $2,849,007)		2,849,007

	TOTAL INVESTMENTS — 110.20% (cost $25,177,785)		$25,574,001

Percentages are stated as a percent of net assets.

* —	Non-income producing security.
b — The rate quoted is the annualized seven-day yield as of December 31, 2009.

ADR —	American Depository Receipt.

(1) —	This security or a portion of this security was out on loan at December 31, 2009. Total loaned securities had a market value of $2,618,453 at December 31, 2009.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Investments — December 31, 2009

		Principal
Identifier	CONVERTIBLE BONDS — 30.01%	Amount	Value

	Computer and Electronic Product Manufacturing — 7.98%
502413AW7	L-3 Communications Holdings, Inc. 3.000%, 08/01/2035ˆ	$100,000	$105,500

	Funds, Trusts, and Other Financial Vehicles — 14.90%
10112RAK0	Boston Properties LP 2.875%, 02/15/2037ˆ	100,000	98,625
939653AK7	Washington Real Estate Investment Trust 3.875%, 09/15/2026ˆ	100,000	98,500

			197,125

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities — 7.13%
631103AA6	The Nasdaq OMX Group 2.500%, 08/15/2013ˆ	100,000	94,250

	TOTAL CONVERTIBLE BONDS (cost $367,569)		396,875

	CORPORATE BONDS — 38.92%

	Administrative and Support Services — 7.60%
22025YAJ9	Corrections Corp. of America 6.750%, 01/31/2014ˆ	100,000	100,500

	Mining (except Oil and Gas) — 15.82%
20854PAB5	CONSOL Energy, Inc. 7.875%, 03/01/2012ˆ	100,000	107,625
704549AC8	Peabody Energy Corp. 6.875%, 03/15/2013ˆ	100,000	101,625

			209,250

	Telecommunications — 7.83%
27876GAQ1	Echostar DBS Corp. 6.375%, 10/01/2011ˆ	100,000	103,500

	Utilities — 7.67%
629377AT9	Nrg Energy, Inc. 7.250%, 02/01/2014ˆ	100,000	101,500

	TOTAL CORPORATE BONDS (cost $506,452)		514,750

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Investments — December 31, 2009 — (Continued)

Identifier	CALL OPTIONS PURCHASED — 0.01%	Contracts	Value

	Computer and Electronis Product Manufacturing — 0.01%
ODY.MV	L-3 Communications Holdings, Inc.ˆ
	Expiration: January 2011, Exercise Price: $25.00	18	$135

	TOTAL CALL OPTIONS PURCHASED (cost $1,224)		135

	SHORT-TERM INVESTMENTS — 10.62%	Shares

	Money Market Funds — 10.62%
FGVXX	First American Government Obligations Fund — Class Y, 0.00%ˆb	40,000	40,000
FIUXX	First American Prime Obligations Fund — Class I, 0.00%ˆb	33,019	33,019
FAIXX	First American Prime Obligations Fund — Class Y, 0.00%ˆb	39,508	39,508
FOCXX	First American Treasury Obligations Fund — Class Y, 0.00%ˆb	28,000	28,000

	TOTAL SHORT-TERM INVESTMENTS (cost $140,527)		140,527

	TOTAL INVESTMENTS — 79.56% (cost $1,015,772)		$1,052,287

Percentages are stated as a percent of net assets.
ˆ — All or a portion of the shares have been committed as collateral for written option contracts.
b — The rate quoted is the annualized seven-day yield as of December 31, 2009.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Options Written — December 31, 2009

Identifier	PUT OPTIONS WRITTEN	Contracts	Value

CME.MT	CME Group, Inc. Expiration: January 2010, Exercise Price: $400.00	2	$12,650

	TOTAL PUT OPTIONS WRITTEN (premiums received $18,054)		$12,650

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Options Written — December 31, 2009

Identifier	PUT OPTIONS WRITTEN	Contracts	Value

CME.MT	CME Group, Inc. Expiration: January 2010, Exercise Price: $400.00	14	$88,550

	TOTAL PUT OPTIONS WRITTEN (premiums received $126,377)		$88,550

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2009

Identifier	PUT OPTIONS WRITTEN	Contracts	Value

	Activities Related to Credit Intermediation
ZZH.MW	The Western Union Company
	Expiration: January 2011, Exercise Price: $17.50	4	$770

	Air Transportation
ZNH.OC	China Southern Airlines Company Limited — ADR
	Expiration: March 2010, Exercise Price: $15.00	8	960

	Amusement Parks and Arcades
DIS.MX	The Walt Disney Co.
	Expiration: January 2010, Exercise Price: $22.50	3	7

	Asset Management
BX.OM	The Blackstone Group LP
	Expiration: March 2010, Exercise Price: $13.00	12	1,284
BAM.MW	Brookfield Asset Management — Class A
	Expiration: January 2010, Exercise Price: $17.50	3	7
BAM.OX	Brookfield Asset Management — Class A
	Expiration: March 2010, Exercise Price: $22.50	3	420

			1,711

	Beverages
DEO.MK	Diageo plc — ADR
	Expiration: January 2010, Exercise Price: $55.00	1	5
DEO.PL	Diageo plc — ADR
	Expiration: April 2010, Exercise Price: $60.00	2	172

			177

	Beverage and Tobacco Product Manufacturing
MO.OR	Altria Group, Inc.
	Expiration: March 2010, Exercise Price: $17.00	5	60

	Chemical and Allied Products Merchant Wholesalers
IAQ.MI	Sigma-Aldrich Corp.
	Expiration: January 2010, Exercise Price: $45.00	1	5
IAQ.PK	Sigma-Aldrich Corp.
	Expiration: April 2010, Exercise Price: $55.00	2	1,070
IAQ.SJ	Sigma-Aldrich Corp.
	Expiration: July 2010, Exercise Price: $50.00	3	1,080

			2,155

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2009 — (Continued)

Identifier		Contracts	Value

	Chemical Manufacturing
CCJ.MX	Cameco Corporation
	Expiration: January 2010, Exercise Price: $22.50	2	$5

	Clothing and Clothing Accessories Stores
VFF.MF	Tiffany & Co.
	Expiration: January 2011, Exercise Price: $30.00	2	410
VFF.MH	Tiffany & Co.
	Expiration: January 2011, Exercise Price: $40.00	2	1,060

			1,470

	Couriers and Messengers
FDX.MI	FedEx Corp.
	Expiration: January 2010, Exercise Price: $45.00	3	7
UPS.MI	United Parcel Service — Class B
	Expiration: January 2010, Exercise Price: $45.00	1	3
UPS.PK	United Parcel Service — Class B
	Expiration: April 2010, Exercise Price: $55.00	1	175

			185

	Credit Intermediation and Related Activities
AXP.MA	American Express Company
	Expiration: January 2010, Exercise Price: $24.00	1	2
BK.MY	The Bank of New York Mellon Corp.
	Expiration: January 2010, Exercise Price: $27.50	1	35
BYX.OF	The Bank of New York Mellon Corp.
	Expiration: March 2010, Exercise Price: $30.00	2	550
DFS.MB	Discover Financial Services
	Expiration: January 2010, Exercise Price: $10.00	2	5
WFC.MX	Wells Fargo & Company
	Expiration: January 2010, Exercise Price: $22.50	6	36

			628

	Depository Credit Intermediation
HDB.PB	HDFC Bank Ltd. — ADR
	Expiration: April 2010, Exercise Price: $110.00	1	385
IBN.MC	ICIC Bank Ltd. — ADR
	Expiration: January 2010, Exercise Price: $15.00	2	5

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2009 — (Continued)

Identifier		Contracts	Value

	Depository Credit Intermediation (continued)
IBN.OP	ICIC Bank Ltd. — ADR
	Expiration: March 2010, Exercise Price: $34.00	2	$350
MTB.MJ	M&T Bank Corporation
	Expiration: January 2010, Exercise Price: $50.00	2	5
NRQ.MK	Northern Trust Corp.
	Expiration: January 2010, Exercise Price: $55.00	2	535
NRQ.PJ	Northern Trust Corp.
	Expiration: April 2010, Exercise Price: $50.00	1	203
OLD.MI	State Street Corporation
	Expiration: January 2011, Exercise Price: $45.00	3	2,250

			3,733

	Electric Power Generation, Transmission and Distribution
CPN.OV	Calpine Corp.
	Expiration: March 2010, Exercise Price: $12.50	16	2,800
HNP.NF	Huaneng Power International, Inc. — ADR
	Expiration: February 2010, Exercise Price: $30.00	2	1,510
HNP.QE	Huaneng Power International, Inc. — ADR
	Expiration: May 2010, Exercise Price: $25.00	3	1,245
OBD.ME	Nrg Energy, Inc.
	Expiration: January 2011, Exercise Price: $25.00	6	2,670

			8,225

	Equity Fund
UTH.QR	Utilities HOLDRs Trust
	Expiration: May 2010, Exercise Price: $90.00	2	420

	Fabricated Metal Product Manufacturing
CMC.MV	Commercial Metals Company
	Expiration: January 2010, Exercise Price: $12.50	8	20
CMC.OW	Commercial Metals Company
	Expiration: March 2010, Exercise Price: $17.50	3	747
FO.OI	Fortune Brands, Inc.
	Expiration: March 2010, Exercise Price: $45.00	2	700

			1,467

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2009 — (Continued)

Identifier		Contracts	Value

	Food Manufacturing
ADM.OM	Archer-Daniels-Midland Company
	Expiration: March 2010, Exercise Price: $27.00	3	$120
BGW.MJ	Bunge Limited
	Expiration: January 2010, Exercise Price: $50.00	1	5
BGW.ML	Bunge Limited
	Expiration: January 2010, Exercise Price: $60.00	1	40
UN.NE	Unilever NV
	Expiration: February 2010, Exercise Price: $25.00	2	10

			175

	Gaming
VEG.ML	Wynn Resorts Limited
	Expiration: January 2011, Exercise Price: $60.00	1	1,315

	Insurance Carriers and Related Activities
LFC.MK	China Life Insurance Co., Limited — ADR
	Expiration: January 2010, Exercise Price: $55.00	1	2
MMC.MW	Marsh & McLennan Companies, Inc.
	Expiration: January 2010, Exercise Price: $17.50	2	5
MBI.MA	MBIA Inc.
	Expiration: January 2010, Exercise Price: $5.00	4	400

			407

	Leather and Allied Product Manufacturing
COH.MD	Coach, Inc.
	Expiration: January 2010, Exercise Price: $20.00	1	2
VZF.ME	Coach, Inc.
	Expiration: January 2011, Exercise Price: $25.00	1	163

			165

	Lessors of Real Estate
VNO.OM	Vornado Realty Trust
	Expiration: March 2010, Exercise Price: $65.00	5	1,500

	Metal Ore Mining
RTP.MG	Rio Tinto plc — ADR
	Expiration: January 2010, Exercise Price: $135.00	1	8

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2009 — (Continued)

Identifier		Contracts	Value

	Mining (except Oil and Gas)
FHZ.QO	Freeport-McMoRan Copper & Gold Inc.
	Expiration: May 2010, Exercise Price: $75.00	1	$575
OBQ.MP	Freeport-McMoRan Copper & Gold Inc.
	Expiration: January 2011, Exercise Price: $80.00	3	4,005
NEM.RQ	Newmont Mining Corporation
	Expiration: June 2010, Exercise Price: $43.00	1	320
VIE.MV	Newmont Mining Corporation
	Expiration: January 2011, Exercise Price: $42.50	2	1,070

			5,970

	Miscellaneous Manufacturing
BDX.ON	Becton, Dickinson and Company
	Expiration: March 2010, Exercise Price: $70.00	2	130

	Oil & Gas & Consumable Fuels
SNP.MO	China Petroleum & Chemical Corp. — ADR
	Expiration: January 2010, Exercise Price: $75.00	1	5
CEO.OG	CNOOC Limited — ADR
	Expiration: March 2010, Exercise Price: $135.00	2	470

			475

	Oil and Gas Extraction
CNQ.MJ	Canadian Natural Resources Ltd.
	Expiration: January 2010, Exercise Price: $50.00	4	10
CNQ.OM	Canadian Natural Resources Ltd.
	Expiration: March 2010, Exercise Price: $65.00	2	455
ECA.MH	EnCana Corporation
	Expiration: January 2010, Exercise Price: $40.00	2	10
IMO.NG	Imperial Oil Ltd.
	Expiration: February 2010, Exercise Price: $35.00	1	40
IMO.QG	Imperial Oil Ltd.
	Expiration: May 2010, Exercise Price: $35.00	2	285
NXY.MC	Nexen Inc.
	Expiration: January 2010, Exercise Price: $15.00	2	5
NXY.OX	Nexen Inc.
	Expiration: March 2010, Exercise Price: $22.50	3	345
PMJ.PU	Petroleo Brasileiro S.A.
	Expiration: April 2010, Exercise Price: $49.00	2	920

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2009 — (Continued)

Identifier		Contracts	Value

	Oil and Gas Extraction (continued)
STO.MW	StatoilHydro ASA — ADR
	Expiration: January 2010, Exercise Price: $17.50	2	$10
STO.PX	StatoilHydro ASA — ADR
	Expiration: April 2010, Exercise Price: $22.50	2	155
SXH.OG	Suncor Energy, Inc.
	Expiration: March 2010, Exercise Price: $35.00	5	1,175

			3,410

	Other Financial Investment Activities
BEN.MM	Franklin Resources, Inc.
	Expiration: January 2010, Exercise Price: $65.00	1	2
BEN.PT	Franklin Resources, Inc.
	Expiration: April 2010, Exercise Price: $100.00	1	340
NQD.MC	The Nasdaq OMX Group
	Expiration: January 2010, Exercise Price: $15.00	6	15
NQD.MX	The Nasdaq OMX Group
	Expiration: January 2010, Exercise Price: $22.50	5	1,125
QGW.RV	U.S. Global Investors, Inc. — Class A
	Expiration: June 2010, Exercise Price: $12.50	6	1,425

			2,907

	Other Professional, Scientific, and Technical Services
MCO.MF	Moody’s Corporation
	Expiration: January 2010, Exercise Price: $30.00	1	310

	Other Wood Product Manufacturing
LUK.MC	Leucadia National Corporation
	Expiration: January 2010, Exercise Price: $15.00	6	30
LUK.OE	Leucadia National Corporation
	Expiration: March 2010, Exercise Price: $25.00	2	410

			440

	Pipeline Transportation of Crude Oil
SUG.OD	Southern Union Company
	Expiration: March 2010, Exercise Price: $20.00	7	210

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2009 — (Continued)

Identifier		Contracts	Value

	Primary Metal Manufacturing
NUE.MB	Nucor Corp.
	Expiration: January 2010, Exercise Price: $42.00	1	$15

	Professional, Scientific, and Technical Services
OLJ.MA	Automatic Data Processing, Inc.
	Expiration: January 2011, Exercise Price: $37.50	1	210
OLJ.MH	Automatic Data Processing, Inc.
	Expiration: January 2011, Exercise Price: $40.00	2	600
CAI.OI	CACI International, Inc. — Class A
	Expiration: March 2010, Exercise Price: $45.00	2	245
CRL.NG	Charles River Laboratories International, Inc.
	Expiration: February 2010, Exercise Price: $35.00	1	225

			1,280

	Publishing Industries (except Internet)
MHP.MF	The McGraw-Hill Companies, Inc.
	Expiration: January 2010, Exercise Price: $30.00	2	20
VMP.ME	The McGraw-Hill Companies, Inc.
	Expiration: January 2011, Exercise Price: $25.00	2	385

			405

	Rail Transportation
BNI.PQ	Burlington Northern Santa Fe Corporation
	Expiration: April 2010, Exercise Price: $85.00	1	63
OBC.MI	CSX Corp.
	Expiration: January 2011, Exercise Price: $45.00	3	1,680
CP.OJ	Canadian Pacific Railway Limited
	Expiration: March 2010, Exercise Price: $50.00	2	325
OGO.MI	Norfolk Southern Corporation
	Expiration: January 2011, Exercise Price: $45.00	3	1,143
UNP.QL	Union Pacific Corporation
	Expiration: May 2010, Exercise Price: $60.00	2	616

			3,827

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2009 — (Continued)

Identifier		Contracts	Value

	Real Estate
CBG.OV	CB Richard Ellis Group, Inc. — Class A
	Expiration: March 2010, Exercise Price: $12.50	7	$525
JLL.OJ	Jones Lang LaSalle Incorporated
	Expiration: March 2010, Exercise Price: $50.00	5	663
JOE.OF	The St. Joe Company
	Expiration: March 2010, Exercise Price: $30.00	6	1,440

			2,628

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities
SHQ.OQ	The Charles Schwab Corporation
	Expiration: March 2010, Exercise Price: $17.00	10	450
LAZ.OG	Lazard Ltd. — Class A
	Expiration: March 2010, Exercise Price: $35.00	5	775

			1,225

	Securities and Commodity Contracts Intermediation and Brokerage
AMG.OL	Affiliated Managers Group Inc.
	Expiration: March 2010, Exercise Price: $60.00	2	375
GQG.OI	GFI Group, Inc.
	Expiration: March 2010, Exercise Price: $7.50	5	1,525

			1,900

	Telecommunications
CHU.MB	China Unicom (Hong Kong) Limited — ADR
	Expiration: January 2010, Exercise Price: $10.00	4	10
CHU.PV	China Unicom (Hong Kong) Limited — ADR
	Expiration: April 2010, Exercise Price: $12.50	2	150

			160

	Transportation Equipment Manufacturing
VBO.MI	Boeing Co.
	Expiration: January 2011, Exercise Price: $45.00	1	370
VBO.MJ	Boeing Co.
	Expiration: January 2011, Exercise Price: $50.00	1	535

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Portfolio
Portfolio of Options Written — December 31, 2009 — (Continued)

Identifier		Contracts	Value

	Transportation Equipment Manufacturing (continued)
VOJ.MI	Northrop Grumman Corporation
	Expiration: January 2011, Exercise Price: $45.00	1	$220
OSK.SG	Oshkosh Corporation
	Expiration: July 2010, Exercise Price: $35.00	3	1,440

			2,565

	Securities and Commodity Exchanges
NYX.OJ	NYSE Euronext
	Expiration: March 2010, Exercise Price: $28.00	5	1,650

	Securities and Commodity Contracts Intermediation and Brokerage
RQW.MH	T. Rowe Price Group, Inc.
	Expiration: January 2010, Exercise Price: $40.00	1	3

	Utilities
AYE.ME	Allegheny Energy, Inc.
	Expiration: January 2010, Exercise Price: $25.00	2	320
AYE.MF	Allegheny Energy, Inc.
	Expiration: January 2010, Exercise Price: $30.00	1	655
AYE.PE	Allegheny Energy, Inc.
	Expiration: April 2010, Exercise Price: $25.00	2	455
ETR.OP	Entergy Corporation
	Expiration: March 2010, Exercise Price: $80.00	2	535
GXP.OW	Great Plains Energy Incorporated
	Expiration: March 2010, Exercise Price: $17.50	5	90
MIR.OC	Mirant Corporation
	Expiration: March 2010, Exercise Price: $15.00	7	630

			2,685

	Warehousing and Storage
IRM.ME	Iron Mountain Incorporated
	Expiration: January 2010, Exercise Price: $25.00	4	900
IRM.PE	Iron Mountain Incorporated
	Expiration: April 2010, Exercise Price: $25.00	2	545

			1,445

	TOTAL PUT OPTIONS WRITTEN (premiums received ($114,271))		$59,183

ADR —	American Depository Receipt.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Assets & Liabilities
December 31, 2009

	The Internet	The Global
	Portfolio	Portfolio

ASSETS:
Investments, at value(1)(2)	$144,881,384	$5,304,687
Cash	—	46
Receivable for contributed capital	16,402	8,586
Receivable for investments sold	—	137
Dividends and interest receivable	53,916	2,653
Other assets	10,834	95

Total assets	144,962,536	5,316,204

LIABILITIES:
Written options, at value(3)	12,650	—
Payable to Adviser	110,717	5,130
Payable to Custodian	1,028,645	72
Payable to Trustees and Officers	1,533	76
Payable for securities purchased	—	138,507
Payable for collateral received for securities loaned	38,026,523	388,881
Payable for withdrawn capital	137,596	17
Accrued expenses and other liabilities	25,923	15,225

Total liabilities	39,343,587	547,908

Net assets	$105,618,949	$4,768,296

(1)Cost of investments	$116,417,813	$4,983,589

(2)Includes loaned securities with a market value of	$36,061,381	$371,588

(3)Premiums received	$18,054	$—

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Assets & Liabilities
December 31, 2009

	The	The
	Paradigm	Medical
	Portfolio	Portfolio

ASSETS:
Investments, at value(1)(2)	$1,796,216,049	$29,191,550
Cash	264,000	40,986
Receivable for contributed capital	3,259,526	177,225
Receivable for investments sold	35	60,582
Dividends and interest receivable	892,483	30,260
Other assets	408,418	1,149

Total assets	1,801,040,511	29,501,752

LIABILITIES:
Payable to Adviser	1,493,124	27,271
Payable to Securities Lending Agent	127,427	—
Payable to Trustees and Officers	22,207	363
Payable for collateral received for securities loaned	389,435,973	3,462,232
Payable for withdrawn capital	4,429,767	55,555
Accrued expenses and other liabilities	210,256	13,696

Total liabilities	395,718,754	3,559,117

Net assets	$1,405,321,757	$25,942,635

(1)Cost of investments	$1,792,733,568	$29,885,155

(2)Includes loaned securities with a market value of	$366,244,969	$3,180,354

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Assets & Liabilities
December 31, 2009

		The Kinetics
	The Small Cap	Government
	Opportunities	Money Market
	Portfolio	Portfolio

ASSETS:
Investments, at value(1)(2)	$227,357,954	$1,669,994
Cash	—	9,596
Receivable for contributed capital	126,806	—
Dividends and interest receivable	161,390	—
Other assets	10,096	—

Total assets	227,656,246	1,679,590

LIABILITIES:
Payable to Adviser	210,997	704
Payable to Custodian	14,956	—
Payable to Trustees and Officers	3,371	17
Payable for collateral received for securities loaned	26,818,709	—
Payable for withdrawn capital	771,608	—
Accrued expenses and other liabilities	51,807	6,919

Total liabilities	27,871,448	7,640

Net assets	$199,784,798	$1,671,950

(1)Cost of investments	$217,252,671	$1,669,994

(2)Includes loaned securities with a market value of	$24,885,913	$—

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Assets & Liabilities
December 31, 2009

	The Market	The Water
	Opportunities	Infrastructure
	Portfolio	Portfolio

ASSETS:
Investments, at value(1)(2)	$80,870,496	$25,574,001
Foreign currencies, at value(3)	—	393,637
Cash	347,143	39,894
Receivable for contributed capital	66,217	329,217
Dividends and interest receivable	18,999	41,698
Other assets	19,044	1,141

Total assets	81,321,899	26,379,588

LIABILITIES:
Written options, at value(4)	88,550	—
Payable to Adviser	69,949	23,370
Payable to Trustees and Officers	1,034	294
Payable for securities purchased	—	231,620
Payable for collateral received for securities loaned	14,955,121	2,849,007
Payable for withdrawn capital	65,900	55,739
Accrued expenses and other liabilities	22,325	13,369

Total liabilities	15,202,879	3,173,399

Net assets	$66,119,020	$23,206,189

(1)Cost of investments	$79,842,266	$25,177,785

(2)Includes loaned securities with a market value of	$14,034,189	$2,618,453

(3)Cost of foreign currencies	$—	$400,723

(4)Premiums received	$126,377	$—

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Assets & Liabilities
December 31, 2009

The Multi-
Disciplinary
Portfolio

ASSETS:
Investments, at value(1)	$1,052,287
Deposit at brokers for written options	58,043
Cash	267,122
Dividends and interest receivable	16,517
Other assets	28

Total assets	1,393,997

LIABILITIES:
Written options, at value(2)	59,183
Payable to Adviser	1,309
Payable to Trustees and Officers	13
Accrued expenses and other liabilities	10,862

Total liabilities	71,367

Net assets	$1,322,630

(1)Cost of investments	$1,015,772

(2)Premiums received	$114,271

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Operations
For the Year Ended December 31, 2009

	The Internet	The Global
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends†	$628,882	$67,019
Interest	417,771	299
Income from securities lending	133,756	1,073

Total investment income	1,180,409	68,391

EXPENSES:
Investment advisory fees	1,105,746	41,303
Administration fees	36,203	1,516
Professional fees	19,836	7,370
Fund accounting fees	22,865	12,720
Trustee and Officers’ fees and expenses	7,254	282
Custodian fees and expenses	13,057	29,349
Other expenses	8,508	335

Total expenses	1,213,469	92,875

Net expenses	1,213,469	92,875

Net investment loss	(33,060)	(24,484)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	3,597,819	(420,269)
Net change in unrealized appreciation of:
Investments and foreign currency	31,632,715	1,903,249
Written option contracts	459,326	—

Net gain on investments	35,689,860	1,482,980

Net increase in net assets resulting from operations	$35,656,800	$1,458,496

† Net of Foreign Taxes Withheld of:	$28,723	$4,266

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Operations
For the Year Ended December 31, 2009

	The	The
	Paradigm	Medical
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends†	$24,737,096	$420,870
Interest	3,552,514	1,156
Other income	236,242	103,226
Income from securities lending	4,309,037	13,182

Total investment income	32,834,889	538,434

EXPENSES:
Investment advisory fees	16,336,818	261,826
Administration fees	598,367	9,212
Professional fees	44,631	11,987
Fund accounting fees	248,791	6,784
Trustee and Officers’ fees and expenses	101,071	1,848
Custodian fees and expenses	364,561	4,684
Other expenses	144,142	2,418

Total expenses	17,838,381	298,759

Net expenses	17,838,381	298,759

Net investment income	14,996,508	239,675

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized (gain) loss on:
Investments and foreign currency	(282,409,570)	(171,878)
Written option contracts expired or closed	—	19,470
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	696,152,858	4,247,082
Written option contracts	—	(18,430)

Net gain on investments	413,743,288	4,076,244

Net increase in net assets resulting from operations	$428,739,796	$4,315,919

† Net of Foreign Taxes Withheld of:	$1,289,944	$19,130

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Operations
For the Year Ended December 31, 2009

		The Kinetics
	The Small Cap	Government
	Opportunities	Money Market
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends†	$2,675,563	$—
Interest	96,983	1,282
Income from securities lending	134,293	—

Total investment income	2,906,839	1,282

EXPENSES:
Investment advisory fees	2,642,332	10,786
Administration fees	97,873	937
Professional fees	22,548	5,574
Fund accounting fees	46,809	536
Trustee and Officers’ fees and expenses	15,958	212
Custodian fees and expenses	155,333	3,404
Other expenses	23,694	364

Total expenses	3,004,547	21,813

Net expenses	3,004,547	21,813

Net investment loss	(97,708)	(20,531)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments and foreign currency	(45,656,070)	—
Net change in unrealized appreciation of:
Investments and foreign currency	143,859,185	—
Written option contracts	1,310	—

Net gain on investments	98,204,425	—

Net increase (decrease) in net assets resulting from operations	$98,106,717	$(20,531)

† Net of Foreign Taxes Withheld of:	$90,040	$—

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Operations
For the Year Ended December 31, 2009

	The Market	The Water
	Opportunities	Infrastructure
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends†	$894,532	$348,410
Interest	4,168	3,647
Income from securities lending	98,150	10,522

Total investment income	996,850	362,579

EXPENSES:
Investment advisory fees	742,814	214,062
Administration fees	24,088	7,168
Professional fees	16,324	12,235
Fund accounting fees	17,857	7,465
Trustee and Officers’ fees and expenses	4,937	1,579
Custodian fees and expenses	31,676	10,662
Other expenses	6,146	1,724

Total expenses	843,842	254,895

Net expenses	843,842	254,895

Net investment income	153,008	107,684

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments and foreign currency	(7,399,123)	(1,421,220)
Net change in unrealized appreciation of:
Investments and foreign currency	29,815,969	3,696,782
Written option contracts	264,788	—

Net gain on investments	22,681,634	2,275,562

Net increase in net assets resulting from operations	$22,834,642	$2,383,246

† Net of Foreign Taxes Withheld of:	$38,816	$26,869

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statement of Operations
For the Year Ended December 31, 2009

The Multi-
Disciplinary
Portfolio

INVESTMENT INCOME:
Interest	$22,172

Total investment income	22,172

EXPENSES:
Investment advisory fees	11,295
Administration fees	1,400
Professional fees	11,476
Fund accounting fees	5,748
Trustee and Officers’ fees and expenses	70
Custodian fees and expenses	2,720
Other expenses	330

Total expenses	33,039

Net expenses	33,039

Net investment loss	(10,867)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(22,498)
Written option contracts expired or closed	128,037
Net change in unrealized appreciation of:
Investments	37,417
Written option contracts	72,507

Net gain on investments	215,463

Net increase in net assets resulting from operations	$204,596

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

OPERATIONS:
Net investment income (loss)	$(33,060)	$1,798,294	$(24,484)	$23,448
Net realized gain (loss) on sale of investments, foreign currency and written options	3,597,819	1,853,794	(420,269)	188,690
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	32,092,041	(65,388,288)	1,903,249	(2,277,088)

Net increase (decrease) in net assets resulting from operations	35,656,800	(61,736,200)	1,458,496	(2,064,950)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	2,234,532	1,732,265	3,020,852	1,685,706
Withdrawals	(7,912,207)	(32,194,574)	(1,672,795)	(801,892)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(5,677,675)	(30,462,309)	1,348,057	883,814

Total increase (decrease) in net assets	29,979,125	(92,198,509)	2,806,553	(1,181,136)
NET ASSETS:
Beginning of year	75,639,824	167,838,333	1,961,743	3,142,879

End of year	$105,618,949	$75,639,824	$4,768,296	$1,961,743

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Paradigm Portfolio		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

OPERATIONS:
Net investment income	$14,996,508	$27,713,345	$239,675	$192,545
Net realized gain (loss) on sale of investments, foreign currency and written options	(282,409,570)	(640,738,772)	(152,408)	369,558
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	696,152,858	(1,594,810,674)	4,228,652	(5,659,508)

Net increase (decrease) in net assets resulting from operations	428,739,796	(2,207,836,101)	4,315,919	(5,097,405)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	78,038,515	283,118,993	7,401,998	13,013,167
Withdrawals	(393,931,544)	(1,422,768,329)	(4,767,975)	(4,427,289)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(315,893,029)	(1,139,649,336)	2,634,023	8,585,878

Total increase (decrease) in net assets	112,846,767	(3,347,485,437)	6,949,942	3,488,473
NET ASSETS:
Beginning of year	1,292,474,990	4,639,960,427	18,992,693	15,504,220

End of year	$1,405,321,757	$1,292,474,990	$25,942,635	$18,992,693

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Small Cap		The Kinetics Government Money
	Opportunities Portfolio		Market Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

OPERATIONS:
Net investment income (loss)	$(97,708)	$2,982,907	$(20,531)	$7,334
Net realized loss on sale of investments, foreign currency and written options	(45,656,070)	(139,808,958)	—	(84)
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	143,860,495	(332,405,475)	—	—

Net increase (decrease) in net assets resulting from operations	98,106,717	(469,231,526)	(20,531)	7,250

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	19,485,826	9,623,613	1,675,824	3,553,538
Withdrawals	(128,333,657)	(417,583,047)	(2,689,591)	(2,067,115)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(108,847,831)	(407,959,434)	(1,013,767)	1,486,423

Total increase (decrease) in net assets	(10,741,114)	(877,190,960)	(1,034,298)	1,493,673
NET ASSETS:
Beginning of year	210,525,912	1,087,716,872	2,706,248	1,212,575

End of year	$199,784,798	$210,525,912	$1,671,950	$2,706,248

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Market Opportunities Portfolio		The Water Infrastructure Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

OPERATIONS:
Net investment income	$153,008	$1,128,258	$107,684	$242,835
Net realized loss on sale of investments, foreign currency and written options	(7,399,123)	(26,773,299)	(1,421,220)	(5,821,675)
Net change in unrealized appreciation (depreciation) of investments, foreign currency and written options	30,080,757	(46,316,211)	3,696,782	(3,345,871)

Net increase (decrease) in net assets resulting from operations	22,834,642	(71,961,252)	2,383,246	(8,924,711)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	7,456,809	41,907,272	11,818,237	33,631,279
Withdrawals	(21,721,577)	(28,148,309)	(7,147,014)	(14,812,293)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(14,264,768)	13,758,963	4,671,223	18,818,986

Total increase (decrease) in net assets	8,569,874	(58,202,289)	7,054,469	9,894,275
NET ASSETS:
Beginning of year	57,549,146	115,751,435	16,151,720	6,257,445

End of year	$66,119,020	$57,549,146	$23,206,189	$16,151,720

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Multi-Disciplinary Portfolio
	For the	From
	Year Ended	February 11, 2008ˆ
	December 31,	through
	2009	December 31, 2008

OPERATIONS:
Net investment loss	$(10,867)	$(14,825)
Net realized gain (loss) on sale of investments and written options	105,539	(74,483)
Net change in unrealized appreciation (depreciation) of investments and written options	109,924	(18,321)

Net increase (decrease) in net assets resulting from operations	204,596	(107,629)

NET INCREASE IN NET ASSETS RESULTING
FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	788,927	605,549
Withdrawals	(89,179)	(79,634)

Net increase in net assets resulting from beneficial interest transactions	699,748	525,915

Total increase in net assets	904,344	418,286
NET ASSETS:
Beginning of period	418,286	—

End of period	$1,322,630	$418,286

ˆ	Commencement of operations.

See Notes to the Financial Statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements
December 31, 2009

1.  Organization

The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Kinetics Government Money Market Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio and The Multi-Disciplinary Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, with the exception of The Kinetics Government Money Market Portfolio, are “non-diversified” series of the Trust. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Water Infrastructure Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.

Each of the Master Portfolios, with the exception of The Kinetics Government Money Market Portfolio, seeks to provide investors with long-term capital growth. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio invests primarily in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and secondarily in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

medical research, pharmaceutical treatments and related medical technology with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets or in the gaming industry. The Water Infrastructure Portfolio invests primarily in securities issued by U.S. and foreign companies involved in water infrastructure and natural resources with a specific water theme and related activities. The Multi-Disciplinary Portfolio utilizes a two-part investment strategy, investing primarily in fixed income securities and in derivatives. The Kinetics Government Money Market Portfolio seeks to provide investors with current income consistent with the preservation of capital and maintenance of liquidity by investing in money market instruments issued by the U.S. Government, its agencies or instrumentalities.

2.  Significant Accounting Policies

Security Valuation
Master Portfolio securities (other than securities held by the Kinetics Government Money Market Portfolio) that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the NYSE, “fair value” will be determined. Purchased non-exchange traded options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent bid and asked prices. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Fixed-income securities

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

(other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Investment securities in The Kinetics Government Money Market Portfolio and instruments purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. At December 31, 2009, 0.00%, 0.19% and 0.00% of the net assets of the Internet Portfolio, Paradigm Portfolio, and Small Cap Portfolio, respectively were fair valued securities.

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Options
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2009 there were no restricted Securities held by the Master Portfolios. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2009, the following Master Portfolios held illiquid securities:

		Percentage
	Market Value	of Net Assets

The Internet Portfolio	$0	0.00%
The Paradigm Portfolio	2,620,751	0.19
The Small Cap Opportunities Portfolio	0	0.00

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Portfolio (including any collateral posted) or 50% of the total assets of each Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Expense Allocation
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the feeder funds daily based on their proportionate interests in the respective Master Portfolios.

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2009, open tax years include the tax years ended December 31, 2006 through 2009. The Portfolios are also not aware of any

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

3.  Investment Adviser

The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management, Inc. (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. Under the terms of the Agreements, the Master Portfolios compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets, except for The Kinetics Government Money Market Portfolio, which compensates the Adviser at a rate of 0.50% of the Master Portfolio’s average daily net assets. The Sub-Adviser to the Water Infrastructure Portfolio, Brennan Investment Partners, LLC, receives its compensation from the Adviser at the annual rate of 0.35% of the daily net assets of the Water Infrastructure Portfolio. For the year ended December 31, 2009, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Kinetics Government Money Market Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio and The Multi-Disciplinary Portfolio incurred expenses of $1,105,746, $41,303, $16,336,818, $261,826, $2,642,332, $10,786, $742,814, $214,062 and $11,295, respectively, pursuant to the Investment Advisory Agreements.

For the year ended December 31, 2009, the Trust was allocated $24,000 for the services of the Chief Compliance Officer employed by the Adviser.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

4.  Securities Transactions

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2009 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other

The Internet Portfolio	$—	$29,351,491	$—	$11,708,277
The Global Portfolio	—	2,971,428	—	1,664,798
The Paradigm Portfolio	—	194,470,798	—	468,862,887
The Medical Portfolio	—	4,633,506	—	2,533,545
The Small Cap Opportunities Portfolio	—	9,125,640	—	115,480,575
The Market Opportunities Portfolio	—	7,830,906	—	17,903,885
The Water Infrastructure Portfolio	—	10,858,754	—	6,637,437
The Multi-Disciplinary Portfolio	—	1,207,340	—	314,742

As of December 31, 2009, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Net
	Appreciation	Appreciated	Depreciated	Cost of
	(Depreciation)	Securities	Securities	Investments

The Internet Portfolio	$26,660,799	$41,355,788	$(14,694,989)	$118,220,585
The Global Portfolio	308,469	582,048	(273,579)	4,996,218
The Paradigm Portfolio	(56,687,313)	269,874,223	(326,561,536)	1,852,903,362
The Medical Portfolio	(760,414)	4,698,660	(5,459,074)	29,951,964
The Small Cap Opportunities Portfolio	(3,429,925)	51,685,143	(55,115,068)	230,787,879
The Kinetics Government Money Market Portfolio	—	—	—	1,669,994
The Market Opportunities Portfolio	(233,582)	11,767,825	(12,001,407)	81,104,078
The Water Infrastructure Portfolio	275,316	2,147,607	(1,872,291)	25,298,685
The Multi-Disciplinary	34,247	50,178	(15,931)	1,018,040

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

For the year ended December 31, 2009, the Master Portfolios wrote the following options:

	Number	Premium
	of Contracts	Amount

The Internet Portfolio
Outstanding at the Beginning of Year	40	$361,078
Options Closed	(38)	(343,024)

Outstanding at the End of Year	2	$18,054

The Medical Portfolio
Outstanding at the Beginning of Year	40	$19,470
Options Expired	(40)	(19,470)

Outstanding at the End of Year	—	$—

The Small Cap Opportunities Portfolio
Outstanding at the Beginning of Year	20	$3,940
Options Exercised	(20)	(3,940)

Outstanding at the End of Year	—	$—

The Market Opportunities Portfolio
Outstanding at the Beginning of Year	20	$180,539
Options Exercised	(6)	(54,162)

Outstanding at the End of Year	14	$126,377

The Multi-Disciplinary Portfolio
Outstanding at the Beginning of Year	102	$43,279
Options Written	704	223,391
Options Exercised	(68)	(22,634)
Options Expired	(365)	(106,314)
Options Closed	(46)	(23,451)

Outstanding at the End of Year	327	$114,271

5.  Portfolio Securities Loaned

As of December 31, 2009, the Master Portfolios had loaned securities that were collateralized by cash. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. The value of the securities on loan and the value of the related collateral at December 31, 2009, were as follows:

	Securities	Collateral

The Internet Portfolio	$36,061,381	$38,026,523
The Global Portfolio	371,588	388,881
The Paradigm Portfolio	366,244,969	389,435,973
The Medical Portfolio	3,180,354	3,462,232
The Small Cap Opportunities Portfolio	24,885,913	26,818,709
The Market Opportunities Portfolio	14,034,189	14,955,121
The Water Infrastructure Portfolio	2,618,453	2,849,007
The Multi-Disciplinary Portfolio	—	—

6.  Selected Financial Highlights

Financial highlights for the Master Portfolios were as follows:

	The Internet Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Ratio of expenses to average net assets:
Before expense reduction	1.37%	1.34%	1.34%	1.39%	1.45%
After expense reduction	1.37%	1.34%	1.33%	1.33%	1.44%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	(0.04)%	1.59%	1.58%	0.17%	1.35%
After expense reduction	(0.04)%	1.59%	1.59%	0.23%	1.36%
Portfolio turnover rate	14%	19%	15%	11%	12%

	The Global Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Ratio of expenses to average net assets:
Before expense reduction	2.81%	2.46%	1.99%	1.62%	1.73%
After expense reduction	2.81%	2.46%	1.98%	1.46%	1.72%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	(0.74)%	0.83%	3.73%	2.78%	4.30%
After expense reduction	(0.74)%	0.83%	3.74%	2.94%	4.31%
Portfolio turnover rate	53%	98%	22%	10%	2%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

	The Paradigm Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Ratio of expenses to average net assets:
Before expense reduction	1.36%	1.33%	1.33%	1.40%	1.45%
After expense reduction	1.36%	1.33%	1.33%	1.32%	1.40%
Ratio of net investment income to average net assets:
Before expense reduction	1.15%	0.86%	0.75%	0.85%	0.07%
After expense reduction	1.15%	0.86%	0.75%	0.93%	0.12%
Portfolio turnover rate	15%	34%	8%	3%	5%

	The Medical Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Ratio of expenses to average net assets:
Before expense reduction	1.43%	1.42%	1.49%	1.44%	1.50%
After expense reduction	1.43%	1.42%	1.40%	1.34%	1.49%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	1.14%	1.02%	0.42%	0.33%	(0.17%)
After expense reduction	1.14%	1.02%	0.51%	0.43%	(0.16%)
Portfolio turnover rate	13%	28%	38%	20%	2%

	The Small Cap Opportunities Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Ratio of expenses to average net assets:
Before expense reduction	1.42%	1.36%	1.34%	1.40%	1.48%
After expense reduction	1.42%	1.36%	1.31%	1.27%	1.37%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	(0.05)%	0.51%	0.38%	0.30%	0.46%
After expense reduction	(0.05)%	0.51%	0.41%	0.43%	0.57%
Portfolio turnover rate	4%	16%	17%	6%	4%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

	The Kinetics Government
	Money Market Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Ratio of expenses to average net assets:
Before expense reduction	1.01%	1.24%	2.22%	1.56%	1.37%
After expense reduction	1.01%	1.24%	2.22%	1.17%	1.37%
Ratio of net investment income (loss) to average net assets:
Before expense reduction	(0.95)%	0.33%	2.47%	3.13%	1.58%
After expense reduction	(0.95)%	0.33%	2.47%	3.52%	1.58%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

	The Market
	Opportunities Portfolio
	For the	For the	For the	January 31,
	Year Ended	Year Ended	Year Ended	2006ˆ through
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006

Ratio of expenses to average net assets:
Before expense reduction	1.42%	1.36%	1.44%	1.81	%(1)
After expense reduction	1.42%	1.36%	1.44%	1.61	%(1)
Ratio of net investment income to average net assets:
Before expense reduction	0.26%	1.25%	0.61%	0.16	%(1)
After expense reduction	0.26%	1.25%	0.61%	0.36	%(1)
Portfolio turnover rate	14%	77%	14%	0%

	The Water
	Infrastructure Portfolio
	For the	For the	June 29,
	Year Ended	Year Ended	2007ˆ through
	December 31,	December 31,	December 31,
	2009	2008	2007

Ratio of expenses to average net assets:
Before expense reduction	1.49%	1.49%	2.01	%(1)
After expense reduction	1.49%	1.49%	2.01	%(1)
Ratio of net investment income to average net assets
Before expense reduction	0.63%	1.27%	0.96	%(1)
After expense reduction	0.63%	1.27%	0.96	%(1)
Portfolio turnover rate	45%	66%	7%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

	The Multi-
	Disciplinary Portfolio
	For the
	Year Ended	February 11, 2008ˆ
	December 31,	through
	2009	December 31, 2008

Ratio of expenses to average net assets:
Before expense reduction	3.66%	5.09	%(1)
After expense reduction	3.66%	5.09	%(1)
Ratio of net investment income (loss) to average net assets
Before expense reduction	(1.20)%	(3.49	)%(1)
After expense reduction	(1.20)%	(3.49	)%(1)
Portfolio turnover rate	77%	N/A	(2)

ˆ	Commencement of operations.

(1)	Annualized.
(2)	This Portfolio did not hold any long term securities during the period, therefore the portfolio turnover is not applicable.

7.  Summary of Fair Value Exposure

Various inputs are used in determining the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Internet Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3		Total

Common Stocks	$102,389,096	$—	$—	*(1)	$102,389,096
Escrow Notes	—	—	—	*	—	*
Convertible Bonds	—	2,000,000	—		2,000,000
Rights	1,530,087	—	—		1,530,087
Short-Term Investments	935,678	—	—		935,678
Investments Purchased with the Cash
Proceeds from Securities Lending	38,026,523	—	—		38,026,523

Total Investments in Securities	$142,881,384	$2,000,000	$—	*	$144,881,384

Put Options Written	$(12,650)	$—	$—		$(12,650)

*	Amount is less than $0.50.

(1)	The Common Stocks Level 3 balance consists of the market values of the associated Level 3 investment in the following industry:

Special Purpose Entity	$	—*

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Description	Securities

Balance as of December 31, 2008	$634
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(634)
Net purchases (sales)	—
Transfer in and/or out of Level 3	—
—

Balance as of December 31, 2009	$— *

*	Amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

The Global Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2		Level 3	Total

Common Stocks	$3,709,692	$976,997	(1)	$—	$4,686,689
Preferred Stocks	39	—		—	39
Short-Term Investments	229,078	—		—	229,078
Investments Purchased with the Cash Proceeds from Securities Lending	388,881	—		—	388,881

Total Investments in Securities	$4,327,690	$976,997		$—	$5,304,687

(1)	The Common Stocks Level 2 balance consists of the market values of the associated Level 2 investments in the following industries:

Commercial Banking	$146,098
Health and Personal Care Stores	18,479
Heavy and Civil Engineering Construction	253,544
Mining (except Oil and Gas)	15,105
Oil & Gas & Consumable Fuels	114,002
Real Estate	42,279
Retail Trade	12,272
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	168,665
Software Publishers	78,440
Support Activities for Transportation	31,457
Utilities	96,656

$976,997

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Description	Securities

Balance as of December 31, 2008	$54,120
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfer in and/or out of Level 3	(54,120)

Balance as of December 31, 2009	$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

The Paradigm Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3		Total

Common Stocks	$1,389,722,476	$—	$—		$1,389,722,476
Escrow Notes	—	—	—	*	—	*
Convertible Bonds	—	12,285,000	—		12,285,000
Corporate Bonds	—	582,112	—		582,112
Short-Term Investments	4,687,061	—	—		4,687,061
Investments Purchased with the Cash Proceeds from Securities Lending	386,318,649	—	2,620,751		388,939,400

Total Investments in Securities	$1,780,728,186	$12,867,112	$2,620,751		$1,796,216,049

*	Amount is less than $0.50.

Following is a reconciliation of Level 3 assets for which significant unoberservable inputs were used to determine fair value:

Investments in
Description	Securities

Balance as of December 31, 2008	$12,901,309
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	127,422
Net purchases (sales)	(10,407,980)
Transfer in and/or out of Level 3	—

Balance as of December 31, 2009	$2,620,751

The Medical Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Common Stocks	$24,431,790	$—	$—	$24,431,790
Short-Term Investments	1,297,528	—	—	1,297,528
Investments Purchased with the Cash Proceeds from Securities Lending	3,462,232	—	—	3,462,232

Total Investment in Securities	$29,191,550	$—	$—	$29,191,550

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

The Small Cap Opportunities Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2		Level 3		Total

Common Stocks	$197,096,296	$2,004,640	(1)	$—		$199,100,936
Escrow Notes	—	—		—	*	—	*
Corporate Bonds	—	170,518		—		170,518
Rights	854,989	—		—		854,989
Short-Term Investments	412,802	—		—		412,802
Investments Purchased with the Cash Proceeds from Securities Lending	26,818,709	—		—		26,818,709

Total Investments in Securities	$225,182,796	$2,175,158		$—	*	$227,357,954

*	Amount is less than $0.50.

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investment in the following industries:

Commercial Banking	$2,004,640

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Description	Securities

Balance as of December 31, 2008	$6,301
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1)
Net purchases (sales)	—
Transfer in and/or out of Level 3	(6,300)

Balance as of December 31, 2009	$—

The Government Money Market Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Short-Term Investments	$—	$1,669,994	$—	$1,669,994

Total Investments in Securities	$—	$1,669,994	$—	$1,669,994

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

The Market Opportunities Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Common Stocks	$65,374,850	$—	$—	$65,374,850
Short-Term Investments	540,525	—	—	540,525
Investments Purchased with the Cash Proceeds from Securities Lending	14,955,121	—	—	14,955,121

Total Investment in Securities	$80,870,496	$—	$—	$80,870,496

Put Options Written	$(88,550)	$—	$—	$(88,550)

The Water Infrastructure Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Common Stocks	$20,471,076	$—	$—	$20,471,076
Preferred Stocks	361,200	—	—	361,200
Short-Term Investments	1,892,718	—	—	1,892,718
Investments Purchased with the Cash Proceeds from Securities Lending	2,849,007	—	—	2,849,007

Total Investments in Securities	$25,574,001	$—	$—	$25,574,001

The Multi-Disciplinary Portfolio
The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$396,875	$—	$396,875
Corporate Bonds	—	514,750	—	514,750
Call Options Purchased	135	—	—	135
Short-Term Investments	140,527	—	—	140,527

Total Investments in Securities	$140,662	$911,625	$—	$1,052,287

Put Options Written	$(59,183)	$—	$—	$(59,183)

8.  Disclosures about Derivative Instruments and Hedging Activities

The Portfolios have adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

The Internet Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2009:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

Purchased Options	Investments*	$—
			Written option
Written Options			contracts, at value	$12,650

Total		$—		$12,650

*	Purchased options are included in investments with other long positions.

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Purchased Options	$—	**
Written Options	—

Total	$—

**	Purchased options are included with investments.

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Purchased Options	$—	***
Written Options	459,326

Total	$459,326

***	Purchased options are included with investments.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

The Paradigm Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2009:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

Purchased Options	Investments*	$—
Written option
Written Options			contracts, at value	$—

Total		$—		$—

*	Purchased options are included in investments with other long positions.

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Purchased Options	$(128,376	)**
Written Options	—

Total	$—

**	Purchased options are included with investments.

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Purchased Options	$(1,364,916	)***
Written Options	—

Total	$(1,364,916)

***	Purchased options are included with investments.

The Medical Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2009:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

Purchased Options	Investments*	$—
Written option
Written Options			contracts, at value	$—

Total		$—		$—

*	Purchased options are included in investments with other long positions.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Purchased Options	$—	**
Written Options	19,470

Total	$19,470

**	Purchased options are included with investments.

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Purchased Options	$— ***
Written Options	(18,430)

Total	$(18,430)

***	Purchased options are included with investments.

The Small Cap Opportunities Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2009:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

Purchased Options	Investments*	$—
Written option
Written Options			contracts, at value	$—

Total		$—		$—

*	Purchased options are included in investments with other long positions.

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Purchased Options	$90,828	**
Written Options	—

Total	$90,828

**	Purchased options are included with investments.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Purchased Options	$88,668	***
Written Options	1,310

Total	$89,978

***	Purchased options are included with investments.

The Market Opportunities Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2009:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

Purchased Options	Investments*	$—
			Written option
Written Options			contracts, at value	$88,550

Total		$—		$88,550

*	Purchased options are included in investments with other long positions.

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Purchased Options	$(56,934	)**
Written Options	—

Total	$(56,934)

**	Purchased options are included with investments.

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Purchased Options	$52,074	***
Written Options	264,788

Total	$316,862

***	Purchased options are included with investments.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

The Multi-Disciplinary Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2009:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value

Purchased Options	Investments*	$135
			Written option
Written Options			contracts, at value	$59,183

Total		$135		$59,183

*	Purchased options are included in investments with other long positions.

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts

Purchased Options	$—	**
Written Options	128,037

Total	$128,037

**	Purchased options are included with investments.

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts

Purchased Options	$(1,089	)***
Written Options	72,507

Total	$71,418

***	Purchased options are included with investments.

9.  New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the update will have on its financial statement disclosures.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2009

10.  Subsequent Events

In preparing these financial statements, Management has evaluated portfolio related events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were issued. There were no events or translations that occurred during the period that materially impacted the amounts or disclosures in the Portfolios’ financial statements.

11.  Results of Shareholder Meeting (Unaudited)

At a meeting held on March 18, 2009, the Board of Directors of the Company and the Board of Trustees of the Trust, approved the sub-advisory agreement for the Water Infrastructure Portfolio between Kinetics Asset Management, Inc. and Brennan Investment Partners, LLC. On November 16, 2009, a special meeting of shareholders of the Water Infrastructure Fund was held and the agreement was also approved. The result of the voting of shares with respect to the Proposal to approve a new sub-advisory agreement between Kinetics Asset Management, Inc. and Brennan Investment Partners, LLC, is shown below:

Votes for the Resolution:	Votes against the Resolution:	Abstain:

1,032,712.690	26,173.655	16,380.394

12.  Information about Proxy Voting (Unaudited)

Information regarding how Kinetics Portfolios Trust votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfund.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

13.  Information about the Portfolio Holdings (Unaudited)

The Kinetics Portfolios Trust file its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Portfolios’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered
Public Accounting Firm

To the Shareholders of and Board of Trustees
Kinetics Portfolios Trust
Elmsford, New York

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Kinetics Government Money Market Portfolio, The Market Opportunities Portfolio, The Water Infrastructure Portfolio, and The Multi-Disciplinary Portfolio, each a series of shares of Kinetics Portfolios Trust (the “Trust”), as of December 31, 2009, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor was the Trust required to have, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Portfolios as of December 31, 2009, the results of their operations, the changes in their net assets and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 26, 2010

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.

Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios — (Continued)

Board of Directors/Board of Trustees

Independent Directors/Trustees

			Number of
			Portfolios/Funds in
		Term of Office/	Fund Complex**
	Position(s) with the	Length of	Overseen by
Name, Address and Year of Birth	Company and Trust	Time Served	Trustee/Director

Steven T. Russell Year Born: 1964 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	19
Douglas Cohen, C.P.A Year Born: 1961 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	19
William J. Graham Year Born: 1962 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	19
Joseph E. Breslin Year Born: 1953 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2000	19
James M. Breen Year Born: 1959 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Independent Director/Trustee	Indefinite/ Since 2008	19

Principal Occupation During the Past Five Years	Other Directorships Held by Trustee/Director

Attorney and Counselor at Law, Partner, Law Firm of Russell and Fig (since September 2002); Steven Russell Law Firm (1994 to 2002); Professor of Business Law, Suffolk County Community College (1997 to Present).	N/A
Sunrise Credit Services, Inc. (2005 to Present); Wagner & Zwerman, LLP Certified Public Accountant (1997 to 2005).	Director, The Kinetics Funds (a private investment company).
Attorney, William J. Graham, PC (2001 to Present); Bracken & Margolin, LLP (1997 to 2001).	N/A
Chief Operating Officer, Central Park Credit Holdings, (2007-2009) Chief Operating Officer, Aladdin Capital Management (2005-2007); Independent Consultant Whitehall Asset Management (May 2003 to 2004); Independent Consultant, Independence Community Bank (2003-2005).	Trustee, AIP Alternative Strategies Funds (2 portfolios); Trustee, Underlying Funds Trust (4 portfolios).
Assistant Attaché Immigration & Customs Enforcement, Pretoria, South Africa (2008 to Present); Immigration & Customs Enforcement Representative, Athens, Greece (2006 to 2008); Immigration & Customs Enforcement, Senior Special Agent, Miami, FL (2000 to 2008).	N/A

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios — (Continued)

Board of Directors/Board of Trustees (Continued)

Interested Directors/Trustees and Officers

			Number of
			Portfolios/Funds in
		Term of Office/	Fund Complex**
	Position(s) with the	Length of	Overseen by
Name, Address and Year of Birth	Company and Trust	Time Served	Trustee/Director

Murray Stahl* Year Born: 1953 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Director/Trustee and Secretary	Indefinite/ Since 2000	19
Peter B. Doyle* Year Born: 1962 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Director/Trustee, President and Chairman of the Board	Indefinite/ Since 2002	19
Leonid Polyakov* Year Born: 1959 c/o Kinetics Asset Management, Inc. 555 Taxter Road Suite 175 Elmsford, New York, 10523	Director/Trustee and Treasurer	Indefinite/ Since 2002	19

*	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser.

Principal Occupation During the Past Five Years	Other Directorships Held by Trustee/Director

Chairman, The FRMO Corp. (2001 to Present) (provides consulting services to private investment funds and research services with respect to marketable securities); Chairman, Horizon Asset Management, an investment adviser (1994 to Present); Director of Research, Kinetics Asset Management and Kinetics Mutual Funds, Inc. (2002 to Present).	Chairman of Horizon Asset Management; Chairman of FRMO Corporation.
President, Kinetics Asset Management, Inc. (2002 to Present); Director, Kinetics Advisers, LLC (2000 to Present); Director and Officer, Horizon Asset Management, Inc. (1994 to Present); Chief Investment Strategist, Kinetics Asset Management and Kinetics Mutual Funds, Inc. (1998 to Present).	Director, The Kinetics Funds (a private investment company); Director and Officer of FRMO Corporation.
CFO, Kinetics Asset Management, Inc. (2000 to Present); President, Kinetics Funds Distributor, Inc. (2002 to Present); Director, Kinetics Advisers, LLC (2000 to Present); formerly CFO, KBD Securities, LLC (2000 to Present).	Director, The Kinetics Funds (a private investment company).

**	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Kinetics Mutual
Funds, Inc.
615 East Michigan Street
Milwaukee, WI 53202
INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT
Kinetics Asset Management, Inc.
555 Taxter Road
Suite 175
Elmsford, NY 10523
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103
DISTRIBUTOR
Kinetics Funds Distributor, Inc.
555 Taxter Road
Suite 175
Elmsford, NY 10523
ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212
THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated herein by reference as provided in item 12(a)(1) of this report.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Items 4(a) to 4(d).
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refers to performing an audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refers to services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refers to products and services provided by the principal accountant other than audit services, audit-related services and tax services. The following table details the aggregate fees billed for each of the last two fiscal years for audit services, audit-related services, tax fees and other services by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008	FYE 12/31/2009	FYE 12/31/2008
	Kinetics Portfolios	Kinetics Portfolios	Kinetics Mutual	Kinetics Mutual
	Trust	Trust	Funds	Funds
Audit Fees	76,000	76,000	76,000	76,000
Audit-Related Fees	0	0	0	0
Tax Fees	21,500	21,500	21,500	21,500
All Other Fees	0	0	0	0

Items 4(e) to 4(h).
     (e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or sub-audit committee approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant to provide such service.
     (e)(2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) Rule 2-01 of Regulation S-X.
     (f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).
     (g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for the fiscal year ended December 31, 2008 and $0 and $0 for Kinetics Mutual Funds, Inc. and Kinetics Portfolios Trust, respectively, for the fiscal year ended December 31, 2009.
     (h) Not applicable as the response to (g) of this item is none.
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a) (1) Code of Ethics is filed herewith.
(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Not applicable to open-end investment companies.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
By (Signature and Title)*	/s/ Peter B. Doyle
Peter B. Doyle, President

Date March 8, 2010
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter B. Doyle
Peter B. Doyle, President

Date March 8, 2010

By (Signature and Title)*	/s/ Leonid Polyakov
Leonid Polyakov, Treasurer

Date March 8, 2010

*	Print the name and title of each signing officer under his or her signature.